UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 ________________________________________ FORM 8-K ________________________________________ CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 6, 2025 ________________________________________ GOLDEN ENTERTAINMENT, INC. (Exact name of registrant as specified in its charter) ________________________________________ Minnesota 000-24993 41-1913991 (State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification No.) 6595 S Jones Boulevard Las Vegas, Nevada 89118 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (702) 893-7777 ________________________________________ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol(s) Name of each exchange on which registered Common Stock, $0.01 par value GDEN The Nasdaq Stock Market LLC Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement. On November 6, 2025, Golden Entertainment, Inc., a Minnesota corporation (the “Company,” “we,” “us,” or “our”), entered into a Master Transaction Agreement (the “MTA”) with Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“PropCo Buyer”), and VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”). The MTA provides, among other things, and subject to the terms and conditions set forth therein, that (i) (x) prior to the Closing, the Company will consummate the Pre- Closing Restructuring which contemplates, among other things, that the Company will form New HoldCo and New OpCo and (y) on the Closing Date, but prior to the OpCo Sale, the Company will merge with and into New OpCo, with New OpCo continuing as the surviving entity (the “F Reorganization Merger”), with the equity holders of the Company receiving equity, on a one-for- one basis, in New HoldCo and New HoldCo owning 100% of the membership interest of New OpCo and being the immediate parent of New OpCo, (ii) immediately following the F Reorganization Effective Time, but prior to the OpCo Sale, the distribution by New OpCo to New HoldCo of all of the membership interests in PropCo (the “PropCo Distribution”), (iii) on the Closing Date, immediately following the PropCo Distribution but prior to the Distribution (as defined below) and the Effective Time (as defined below), OpCo Buyer will acquire 100% of the equity interests of New OpCo (the “OpCo Sale”) and, immediately following the consummation of the OpCo Sale, but prior to the Effective Time, the Company will distribute a dividend, as declared and paid by the Company, in an amount equal to $2.75 per share to the Company’s shareholders as of the Closing as described in and pursuant to the MTA (the “Distribution”) and (iv) on the Closing Date, immediately following the Distribution, New HoldCo (following the F Reorganization Effective Time, references to the Company shall mean New HoldCo) will merge with and into PropCo Merger Sub, with PropCo Merger Sub continuing as the surviving entity, and each share of common stock, par value $0.01 per share, of New HoldCo issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares equal to 0.902 (the “Exchange Ratio”, and such merger, the “Merger,” and together with the PropCo Distribution, the Distribution, the Pre-Closing Restructuring, the OpCo Sale and other transactions contemplated by the MTA, the “Transactions”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the MTA. The board of directors of the Company (the “Board”) established an independent committee of the Board consisting only of independent and disinterested directors of the Company (the “Independent Committee”) to, among other things, review, evaluate, and negotiate the MTA and the Transactions. The Independent Committee has, upon the terms and subject to the conditions set forth in the MTA, unanimously (i) determined that the Transactions are advisable, fair to and in the best interest of the Company and its shareholders, and (ii) resolved to submit the MTA to the Company’s shareholders for their adoption, and recommended that the Company’s shareholders vote in favor of the adoption of the MTA and the Transactions (the “Independent Committee Approval”). Additional Agreements Concurrently with the execution of the MTA, (i) the Company and Blake L. Sartini entered into a Limited Guarantee, (ii) the Company and certain shareholders of the Company entered into a Voting Agreement (as defined below) and (iii) the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub entered into a Tax Matters and Indemnity Agreement that, among other things, governs the respective rights, responsibilities and obligations of each of OpCo Buyer and PropCo Buyer after the OpCo Sale and the Merger with respect to tax liabilities and benefits, tax attributes, tax contests and certain other matters and provides for certain indemnities by OpCo Buyer in favor of PropCo Buyer with respect to certain matters in connection with the transactions contemplated by the MTA. At Closing, OpCo Buyer or its Affiliate and PropCo Buyer or its Affiliate will enter into a Master Lease for the Subject Properties, as described in the MTA. Consideration OpCo Sale and Distribution At the Closing, immediately following the PropCo Distribution but prior to the Distribution and the Effective Time, in connection with the OpCo Sale, New HoldCo will sell to OpCo Buyer, and OpCo Buyer will purchase from New HoldCo, the OpCo Subject Interests for a cash purchase price equal to $2.75 per share multiplied by the aggregate number of Shares issued and outstanding immediately prior to the Effective Time (the “OpCo Purchase Price”). At the Closing, OpCo Buyer will deposit the OpCo Purchase Price with the Exchange Agent and immediately following the OpCo Sale, but prior to the Effective Time, the Company shall cause the Exchange Agent to distribute a dividend, as declared and paid by the Company, in the amount equal to $2.75 per share to the Company’s shareholders as of the Closing Date, in each case, in accordance with the MTA. Merger At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of New

HoldCo issued and outstanding immediately prior to the Effective Time will be converted into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares equal to the Exchange Ratio, with cash paid in lieu of fractional shares of PropCo Buyer Shares in an amount equal to such fractional part of a PropCo Buyer Share multiplied by the PropCo Buyer Share VWAP (the “Merger Consideration”), in each case, in accordance with the MTA. Assuming the satisfaction of the conditions set forth in the MTA, the Company expects the Transactions to close in mid-2026. The shareholders of the Company will be asked to vote on the adoption of the MTA at a shareholder meeting to be held on a date, and at the time and place, to be announced when finalized. Treatment of Company Equity Awards Each outstanding Company Option as of the Equity Award Settlement Date will accelerate and become fully vested and exercisable as of the Equity Award Settlement Date. Effective on the Equity Award Settlement Date and prior to the F Reorganization Effective Time, each vested Company Option (after giving effect to such acceleration) that is then outstanding will then be exercised and the holder of such Company Option will receive a number of Shares equal to the excess of (i) the number of Shares underlying such Company Option, over (ii) the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the sum of (x) the exercise price of such Company Option and (y) any applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. Each outstanding Company RSU Award (and any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested effective as of the Equity Award Settlement Date. Upon vesting, the Company will promptly issue the number of Shares underlying the vested Company RSU Award (and any related dividend equivalents to be settled in Shares), less the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company RSU Award (and any related dividend equivalents to be settled in cash) that is to be settled in cash in accordance with its terms, the Company will pay to the Company RSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company RSU Award on the date the Company RSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans). Each outstanding Company PSU Award (and any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested as of the Equity Award Settlement Date, with any performance metrics with respect to such Company PSU Award deemed met at “target” performance level for any performance period that is not yet complete, as specified in each award agreement with respect to such Company PSU Award, unless a higher achievement level is specified in the applicable award agreement with respect to such Company PSU Award. Upon vesting, the Company will promptly issue the number of Shares underlying the vested Company PSU Award (and any dividend equivalents related thereto to be settled in Shares), less the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company PSU Award (and any related dividend equivalents to be settled in cash) that is to be settled in cash in accordance with its terms, the Company will pay to the Company PSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company PSU Award on the date the Company PSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans). Each Share of Company Restricted Stock converted from a Company RSU Award or Company PSU Award as permitted in accordance with the MTA (in each case, along with any related dividend equivalents) that is outstanding as of the Equity Award Settlement Date will accelerate and become fully vested effective as of the Equity Award Settlement Date, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. Conditions to the Transactions The consummation of the Transactions is subject to the mutual conditions set forth in the MTA, including: (a) receipt of the Company Shareholder Approval; (b) receipt of all waivers, consents, clearances, approvals and authorizations required under applicable Gaming and Liquor Laws, as specified in the MTA, which approvals must remain in full force and effect; (c) completion of the Pre-Closing Restructuring in accordance with the MTA; (d) the absence of any Order (other than certain Orders under a Competition Law) of a Governmental Entity restraining, enjoining or prohibiting consummation of the OpCo Sale or the Merger, and no Law having been enacted, entered, promulgated or enforced by any Governmental Entity after the date of the MTA that, in any case, makes illegal the consummation of the OpCo Sale or Merger; (e) approval for listing on the NYSE, subject to official notice of issuance, of the PropCo Buyer Shares to be issued in the Merger; and (f) the Registration Statement on Form

S-4 having been declared effective under the Securities Act and no stop order suspending its effectiveness having been issued and no proceedings for that purpose initiated or threatened by the SEC and not withdrawn. In addition, the obligation of New HoldCo to consummate the Transactions is conditioned upon: (i) the accuracy of the representations and warranties of OpCo Buyer, PropCo Buyer and PropCo Merger Sub, as applicable as of the date of the MTA and as of the Closing Date, subject to applicable bring-down standards; (ii) performance by OpCo Buyer, PropCo Buyer and PropCo Merger Sub of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to OpCo Buyer, PropCo Buyer or PropCo Merger Sub that is continuing; (iv) delivery of officer certificates from OpCo Buyer and PropCo Buyer; and (v) the receipt of a tax opinion regarding the qualification of the Merger as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The obligations of PropCo Buyer and PropCo Merger Sub to consummate the Merger are conditioned upon: (i) the accuracy of the Company’s and OpCo Buyer’s, as applicable, representations and warranties, subject to applicable bringdown standards; (ii) performance by the Company and OpCo Buyer of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to the Company or OpCo Buyer that is continuing; (iv) fee title to each Subject Property being vested in the applicable Owner SPE at Closing, subject only to Permitted Liens, and issuance of the Title Policy in the condition required by the MTA; (v) receipt of a tax opinion regarding the qualification of the Merger as a reorganization under Section 368(a) of the Code; (vi) delivery of officer certificates from New HoldCo and OpCo Buyer, (vii) one or more Covered Events shall not have occurred that would reasonably be expected to result in a permanent loss of more than $174,000,000 or remaining repair or restoration costs equal to or exceeding $174,000,000 in accordance with the MTA, (viii) OpCo Buyer shall have paid in full any Excess Debt Amount in accordance with the MTA and (ix) the Company shall have delivered to PropCo Buyer an updated study estimating that Company’s aggregate current and accumulated earnings and profits, after accounting for any reductions resulting from the consummation of the Transactions (through but excluding the Merger at the Effective Time) and after accounting for any permitted dividends, as of a month end as close as practical to the Closing Date does not exceed $460,000,000. The obligation of OpCo Buyer to consummate the OpCo Sale is conditioned upon: (i) the accuracy of the Company’s, PropCo Buyer’s and PropCo Merger Sub’s representations and warranties, subject to applicable bringdown standards; (ii) performance by PropCo Buyer and PropCo Merger Sub of covenants in all material respects; (iii) the absence of a Material Adverse Effect with respect to the Company or PropCo Buyer or PropCo Merger Sub that is continuing; (iv) delivery of officer certificates from the Company and PropCo Buyer; and (v) PropCo Buyer shall have paid in full the Target Debt Amount in accordance with the MTA. Non-Solicitation; Go-Shop and No-Shop From signing until 11:59 p.m., Pacific time, on December 5, 2025 (the “No-Shop Period Start Date,” and such period, the “Go-Shop Period”), the Company may solicit, initiate, propose, encourage or facilitate Acquisition Proposals, in each case pursuant to and subject to the terms of the MTA. From and after the No-Shop Period Start Date and until the earlier of the Effective Time or termination of the MTA, the Company will be subject to customary no-shop restrictions, subject to a fiduciary out and the Superior Proposal and change-of-recommendation process set forth in the MTA. That process includes, among other things, (i) a four Business Day notice and negotiation period before the Independent Committee may effect a change of recommendation or terminate to enter into a Superior Proposal, during which the Company must, if requested, negotiate in good faith with OpCo Buyer and/or PropCo Buyer regarding any proposed changes to the MTA, (ii) a three day reset of the notice period for any subsequent material revisions to such Superior Proposal and (iii) a separate five Business Day process in the case of an Intervening Event, in each case as further described in the MTA. Termination Fees; Outside Date The MTA contains customary termination rights, including the right of any party to terminate if the Effective Time has not occurred by November 5, 2026 (the “Initial Outside Date”); provided that the Initial Outside Date will be automatically extended to February 5, 2027 if, as of the Initial Outside Date, all conditions other than Gaming and Liquor Approvals or Orders related to any Specified Law have been satisfied (other than conditions that by their nature can only be satisfied on the Closing Date), or, to the extent permitted by law, validly waived by the parties. If the MTA is terminated under specified circumstances, including, among others, (i) a termination by the Company to enter into a definitive agreement providing for a Superior Proposal or (ii) a termination by OpCo Buyer or PropCo Buyer following a change of recommendation by the Independent Committee or the Company’s entry into an Acquisition Agreement, the Company will be required to pay a termination fee of $37,000,000 in the aggregate and if the MTA is terminated for the same reasons prior to the No-Shop Start Date, the Company will be required to pay a fee equal to $16,400,000 in the aggregate, in each case, OpCo Buyer shall be entitled to 25% of such termination fee and PropCo Buyer shall be entitled to 75% of such termination fee. In addition, under certain other specified circumstances involving an outstanding or publicly disclosed Acquisition Proposal and the consummation of a subsequent transaction within a tail period following termination, the Company may be required to pay the Company Termination Fee. In certain circumstances, including a “Financing Failure” (as defined in the MTA) and a termination by the Company pursuant to the MTA, OpCo Buyer will be required to pay to the Company a reverse termination fee of $10,000,000, and the Company retains its rights to seek specific performance, as further described in the MTA. Further, in certain circumstances, if the MTA is terminated by PropCo Buyer as a result of the Company’s breach of a representation, warranty or covenant such that a closing condition is not reasonably capable of being satisfied, the Company shall be required to pay OpCo Buyer and PropCo Buyer the aggregate amount of all reasonable out-of-pocket fees and expenses actually incurred by OpCo Buyer, PropCo Buyer and their respective Affiliates in connection with the preparation, negotiation and execution of the MTA and the related agreements, subject to an aggregate cap payable by the Company of $10,000,000, as set forth in the MTA. There are also circumstances in which OpCo Buyer and PropCo Buyer shall reimburse each other for such amounts in the event the MTA is terminated pursuant to certain termination events. Financing Commitments OpCo Buyer has obtained debt financing commitments for the OpCo Sale and other transactions contemplated by the MTA. Pursuant to a debt commitment letter delivered to the Company, certain lenders have agreed to provide debt financing to OpCo Buyer on the terms and subject to the conditions set forth therein. Additional Covenants; Other Terms The Company made customary representations, warranties and covenants in the MTA. The MTA also contains customary representations, warranties and covenants of OpCo Buyer, PropCo Buyer and PropCo Merger Sub, including, among others, covenants by PropCo Buyer to use reasonable best efforts to cause the PropCo Buyer Shares to be issued in the Merger to be approved for listing on the NYSE prior to the Effective Time and by the parties to use reasonable best efforts to prepare and file with the SEC the Registration Statement and a Schedule 13E-3 and to obtain required Gaming and Liquor Approvals. The MTA also contains a covenant that in the event of a condemnation or casualty event that results in certain losses, the Company shall be required to provide written notice to PropCo Buyer (with the Company required to obtain PropCo Buyer’s written consent before taking actions to restore and repair damage to the applicable Subject Properties in the case of certain significant losses, as further described in the MTA). The above-description of the MTA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the MTA, a copy of which is attached hereto as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference in its entirety. The MTA has been attached as an exhibit to provide investors and shareholders of the Company with information regarding its terms. It is not intended to provide any other factual information about the Company, OpCo Buyer, PropCo Buyer or PropCo Merger Sub. The representations, warranties and covenants contained in the MTA were made only for the purposes of the MTA and as of specified dates, were solely for the benefit of the parties to the MTA and may be subject to limitations agreed upon by the contracting parties. Investors and shareholders should read the MTA together with the other information about the parties to the MTA and the Transactions that will be contained in, or incorporated by reference into, the proxy statement and Schedule 13E-3 that the Company will file in connection with the Transactions, as well as in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents that the Company has filed or may file with the SEC. As promptly as practicable following the Effective Time, the Company’s shares will be delisted from The Nasdaq Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Voting Agreement Concurrently with the execution of the MTA, the Company entered into a voting agreement (the “Voting Agreement”), by and among the Company and certain shareholders of the Company (collectively, the “Supporting Stockholder”), pursuant to which each Supporting Stockholder has agreed to, among other things, vote in favor of the MTA and the Transactions, vote in favor of any proposal to postpone or adjourn the Company Meeting to solicit additional proxies in favor of the adoption of the MTA and the Transactions, and vote against any action, agreement, or transaction that is intended to or would reasonably be expected to impede, impair, interfere with, delay, postpone, discourage, or frustrate the purposes of, or adversely affect the consummation of, the Transactions, and against any Acquisition Proposal. The foregoing description of the Voting Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement, which is attached as Exhibit 10.1 and is incorporated by reference herein. Limited Guarantee Concurrently with the execution of the MTA, the Company and Blake L. Sartini entered into the Limited Guarantee, which guarantees the payment of the OpCo Buyer Termination Fee that may become payable by OpCo Buyer in accordance with the terms and conditions of the Limited Guaranty and the MTA. The foregoing description of the Limited Guarantee does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Limited Guarantee, which is attached as Exhibit 10.2 and is incorporated by reference herein. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Additional Information About the Transaction and Where to Find It This communication is being made in respect of the proposed transaction involving the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub. The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company’s shareholders for purposes of obtaining, shareholder approval of the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF GOLDEN ENTERTAINMENT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLDEN ENTERTAINMENT AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://www.goldenent.com/ sec-filings.html. Participants in the Solicitation The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed transaction will be set forth in the Company’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by the Company’s shareholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 and amended on April 25, 2025, the Company’s Definitive Proxy Statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, as supplemented by its Definitive Additional Materials for its 2025 annual meeting of shareholders, which were filed with the SEC on April 9, 2025 and April 15, 2025, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Forward Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward- looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to adopt the MTA, the failure to obtain required regulatory approvals for the proposed transaction or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the risk that the MTA may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other factors that could affect the Company’s business such as, without limitation, changes in national, regional and local economic and market conditions, legislative and regulatory matters, increases in gaming taxes and fees in the jurisdictions in which we operate, litigation, increased competition, reliance on key personnel, our ability to comply with covenants in our debt instruments, terrorist incidents, natural disasters, severe weather conditions (including weather or road conditions that limit access to our properties), the effects of environmental and structural building conditions, the effects of disruptions to our information technology and other systems and infrastructure and factors affecting the gaming, entertainment and hospitality industries generally and (10) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time or at all. These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Item 9.01 Financial Statements and Exhibits. Exhibits. The following documents are herewith furnished or filed as exhibits to this report: Exhibit No. Exhibit Description 2.1* Master Transaction Agreement, dated as of November 6, 2025, by and among the Golden Entertainment, Inc., Argento, LLC, VICI Properties Inc. and VICI ROYAL MERGER SUB LLC. 10.1* Voting Agreement, dated as of November 6, 2025 by and among the Company and certain shareholders of the Company. 10.2* Limited Guarantee, dated as of November 6, 2025 by and between the Company and Blake L. Sartini. 104 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document). *The schedules and exhibits have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. GOLDEN ENTERTAINMENT, INC. (Registrant) Dated: November 7, 2025 /s/ Charles H. Protell Name: Charles H. Protell Title: President and Chief Financial Officer

MASTER TRANSACTION AGREEMENT by and among ARGENTO, LLC, VICI PROPERTIES INC., VICI ROYAL MERGER SUB LLC and GOLDEN ENTERTAINMENT, INC. Dated as of November 6, 2025 Exhibit 2.1

TABLE OF CONTENTS Page ARTICLE 1 THE TRANSACTION ...................................................................................................................................... 3 1.1 The Holding Merger ............................................................................................................................................ 3 1.2 Property Transfers ............................................................................................................................................... 3 1.3 The F Reorganization .......................................................................................................................................... 3 1.4 The PropCo Distribution ..................................................................................................................................... 5 1.5 The New OpCo Sale ............................................................................................................................................ 5 1.6 The Merger .......................................................................................................................................................... 5 1.7 Closing ................................................................................................................................................................. 6 1.8 Effective Times .................................................................................................................................................... 6 1.9 Tax Treatment ...................................................................................................................................................... 7 ARTICLE 2 CONVERSION OF SECURITIES IN THE HOLDINGS MERGER ............................................................... 7 2.1 Conversion of Securities ...................................................................................................................................... 7 ARTICLE 3 CONVERSION OF SECURITIES IN THE F REORGANIZATION MERGER ............................................ 7 3.1 Conversion of Securities ...................................................................................................................................... 7 3.2 No Required Surrender of Stock Certificates ...................................................................................................... 8 3.3 Treatment of Equity Awards; Termination of Company Equity Plans ............................................................... 8 ARTICLE 4 CONVERSION OF SECURITIES IN THE MERGER .................................................................................... 9 4.1 Conversion of Securities ...................................................................................................................................... 9 4.2 Payment for Securities; Surrender of Certificates ............................................................................................... 10 4.3 Withholding Rights .............................................................................................................................................. 12 4.4 Adjustments ......................................................................................................................................................... 12 ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............................................................. 13 5.1 Corporate Organization ....................................................................................................................................... 13 5.2 Capitalization ....................................................................................................................................................... 13 5.3 Authority; Execution and Delivery; Enforceability ............................................................................................. 15 5.4 No Conflicts ......................................................................................................................................................... 16 5.5 SEC Documents; Financial Statements; Undisclosed Liabilities ........................................................................ 17 5.6 Absence of Certain Changes or Events ............................................................................................................... 18 5.7 Proxy Statement ................................................................................................................................................... 18 5.8 Legal Proceedings ................................................................................................................................................ 19 5.9 Licensability and Compliance with Laws ............................................................................................................ 19 5.10 Permits ................................................................................................................................................................. 19 5.11 Employee Benefit Plan ........................................................................................................................................ 20 5.12 Employee and Labor Matters .............................................................................................................................. 21 Exhibit 2.1

5.13 Environmental Matters ........................................................................................................................................ 21 5.14 Real Property; Title to Assets .............................................................................................................................. 22 5.15 Tax Matters .......................................................................................................................................................... 23 5.16 Material Contracts ............................................................................................................................................... 24 5.17 Intellectual Property ............................................................................................................................................ 25 5.18 Data Privacy ........................................................................................................................................................ 26 5.19 Insurance .............................................................................................................................................................. 26 5.20 Related Party Transactions .................................................................................................................................. 26 5.21 Opinion of Financial Advisor .............................................................................................................................. 27 5.22 Investment Company Act .................................................................................................................................... 27 5.23 Broker’s Fees ....................................................................................................................................................... 27 5.24 Royal Holdings; PropCo; Owner SPEs; New HoldCo; New OpCo .................................................................... 27 5.25 No Other Representation or Warranties .............................................................................................................. 27 ARTICLE 6 REPRESENTATION AND WARRANTIES OF PROPCO BUYER AND PROPCO MERGER SUB .......... 28 6.1 Corporate Organization ....................................................................................................................................... 28 6.2 Capitalization ....................................................................................................................................................... 28 6.3 Authority; Execution and Delivery; Enforceability ............................................................................................. 29 6.4 No Conflicts ......................................................................................................................................................... 29 6.5 SEC Documents; Financial Statements; Undisclosed Liabilities ........................................................................ 29 6.6 Absence of Certain Changes or Events ............................................................................................................... 31 6.7 Legal Proceedings ................................................................................................................................................ 31 6.8 Compliance with Laws ........................................................................................................................................ 31 6.9 Proxy Statement ................................................................................................................................................... 31 6.10 Ownership of Company Capital Stock ................................................................................................................ 31 6.11 Solvency .............................................................................................................................................................. 31 6.12 Ownership of PropCo Merger Sub ...................................................................................................................... 32 6.13 Tax Matters .......................................................................................................................................................... 32 6.14 No Shareholder and Management Arrangements ................................................................................................ 32 6.15 Broker’s Fees ....................................................................................................................................................... 32 6.16 No Other Representation and Warranties ............................................................................................................ 33 ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF OPCO BUYER ................................................................. 33 7.1 Corporate Organization ....................................................................................................................................... 33 7.2 Authority; Execution and Delivery; Enforceability ............................................................................................. 33 7.3 No Conflicts ......................................................................................................................................................... 34 7.4 Legal Proceedings ................................................................................................................................................ 34 7.5 Licensability and Compliance with Laws ............................................................................................................ 34 Exhibit 2.1

7.6 Financial Ability .................................................................................................................................................. 35 7.7 Proxy Statement ................................................................................................................................................... 36 7.8 Ownership of Company Capital Stock ................................................................................................................ 37 7.9 Solvency .............................................................................................................................................................. 37 7.10 No Shareholder and Management Arrangements ................................................................................................ 37 7.11 Broker’s Fees ....................................................................................................................................................... 37 7.12 No Other Representations and Warranties .......................................................................................................... 37 ARTICLE 8 COVENANTS ................................................................................................................................................... 38 8.1 Conduct of Business by the Company Pending the Closing ............................................................................... 38 8.2 Access to Information; Confidentiality ............................................................................................................... 41 8.3 Go Shop; No Solicitation ..................................................................................................................................... 42 8.4 SEC Filings; Other Actions ................................................................................................................................. 47 8.5 Appropriate Action; Consents; Filings ................................................................................................................ 49 8.6 Certain Notices .................................................................................................................................................... 51 8.7 Public Announcements ........................................................................................................................................ 52 8.8 Employee and Employee Benefit Plan Matters ................................................................................................... 52 8.9 Indemnification of Directors and Officers ........................................................................................................... 52 8.10 PropCo Buyer Agreements Concerning PropCo Merger Sub; OpCo Buyer ....................................................... 54 8.11 Takeover Statutes ................................................................................................................................................ 54 8.12 Section 16 Matters ............................................................................................................................................... 54 8.13 Shareholder Litigation ......................................................................................................................................... 55 8.14 Stock Exchange Delisting and Listing ................................................................................................................. 55 8.15 Transfer Taxes ..................................................................................................................................................... 55 8.16 Tax Matters .......................................................................................................................................................... 55 8.17 Resignations ......................................................................................................................................................... 56 8.18 Dividends ............................................................................................................................................................. 56 8.19 Pre-Closing Restructuring ................................................................................................................................... 56 8.20 Cooperation with OpCo Buyer Debt Financing .................................................................................................. 57 8.21 OpCo Buyer Financing ........................................................................................................................................ 58 8.22 Repayment of Company Credit Facilities ............................................................................................................ 60 8.23 Obligations of Parties .......................................................................................................................................... 61 8.24 New HoldCo and PropCo Acquired Company Liabilities .................................................................................. 61 8.25 Suspension of Share Repurchase Program .......................................................................................................... 61 8.26 Termination of Company Related Party Agreement ........................................................................................... 61 8.27 OpCo Buyer Payment of Transaction Expenses .................................................................................................. 61 8.28 Draft E&P Study .................................................................................................................................................. 61 Exhibit 2.1

ARTICLE 9 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS ............................................................ 61 9.1 Conditions to Obligations of Each Party under this Agreement .......................................................................... 61 9.2 Conditions to Obligations of New HoldCo under this Agreement ...................................................................... 62 9.3 Conditions to Obligations of PropCo Buyer and PropCo Merger Sub under this Agreement ............................ 62 9.4 Conditions of Obligations of OpCo Buyer under this Agreement ...................................................................... 63 9.5 Frustration of Closing Conditions ....................................................................................................................... 64 ARTICLE 10 TERMINATION, AMENDMENT AND WAIVER ....................................................................................... 64 10.1 Termination ......................................................................................................................................................... 64 10.2 Effect of Termination .......................................................................................................................................... 66 10.3 Termination Fees ................................................................................................................................................. 66 10.4 Limitation of Recourse ........................................................................................................................................ 69 10.5 Amendment ......................................................................................................................................................... 69 10.6 Waiver ................................................................................................................................................................. 70 10.7 Risk of Loss ......................................................................................................................................................... 70 ARTICLE 11 GENERAL PROVISIONS .............................................................................................................................. 71 11.1 Non-Survival of Representations and Warranties ............................................................................................... 71 11.2 Fees and Expenses ............................................................................................................................................... 71 11.3 Notices ................................................................................................................................................................. 71 11.4 Certain Definitions .............................................................................................................................................. 73 11.5 Terms Defined Elsewhere ................................................................................................................................... 80 11.6 Headings .............................................................................................................................................................. 85 11.7 Severability .......................................................................................................................................................... 85 11.8 Entire Agreement ................................................................................................................................................. 85 11.9 Assignment .......................................................................................................................................................... 85 11.10 No Third-Party Beneficiaries ............................................................................................................................... 85 11.11 Mutual Drafting; Interpretation ........................................................................................................................... 85 11.12 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury ..................................................................... 86 11.13 Counterparts ......................................................................................................................................................... 87 11.14 Specific Performance ........................................................................................................................................... 87 11.15 Several Liability .................................................................................................................................................. 87 Exhibit 2.1

MASTER TRANSACTION AGREEMENT This MASTER TRANSACTION AGREEMENT, dated as of November 6, 2025 (this “Agreement”), is made by and among Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“PropCo Buyer”), VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”), and Golden Entertainment, Inc., a Minnesota corporation (the “Company”). OpCo Buyer, PropCo Buyer, PropCo Merger Sub and the Company are sometimes referred to as a “Party” and collectively the “Parties”. All capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 11.4 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise. RECITALS A. Prior to the Closing Date, the Company intends to effect a reorganization, pursuant to which (i) the Company will form a new wholly owned Delaware limited liability company (“Royal Holdings”), (ii) Golden Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Royal Corp”) will merge with and into Royal Holdings, with Royal Holdings continuing as the surviving entity (the “Holdings Merger”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Delaware Limited Liability Company Act, as amended (the “DLLCA”) and the General Corporation Law of the State of Delaware, as amended (the “DGCL”), (iii) the Company will form a new wholly owned Delaware limited liability company (“PropCo”), (iv) each existing Subsidiary of the Company that owns the Transferred Real Estate Assets (an “Existing Owner”) will form one or more new wholly owned Delaware limited liability companies (the “Owner SPEs” and, together with PropCo, the “PropCo Acquired Companies”), and each Existing Owner shall transfer, assign, and convey the applicable Transferred Real Estate Assets owned by it to the Owner SPE(s) owned by it, such that, following such transfers, assignments and conveyances, there are seven Owner SPEs, each owning a single Subject Property, (v) each Existing Owner will distribute all of the equity interests of each Owner SPE that it owns up the chain to the Company, and the Company will contribute all such equity interests to PropCo, and (vi) the Company will form a wholly owned Minnesota corporation (“New HoldCo”) and New HoldCo will form a wholly owned Minnesota limited liability company (“New OpCo”) (such formations described in this clause (vi), the “F Reorganization Formations”). B. On the Closing Date, but prior to the OpCo Sale (defined below), the Company shall merge with and into New OpCo, with New OpCo continuing as the surviving entity (the “F Reorganization Merger” and, together with the transactions described in Recital A above, the “Pre-Closing Restructuring”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Minnesota Business Corporation Act, as amended (the “MBCA”), and Minnesota Revised Uniform Limited Liability Company Act, as amended (the “MLLCA”), with the equity holders of the Company receiving equity, on a one-for-one basis, in New HoldCo and New HoldCo owning 100% of the membership interest of New OpCo (“OpCo Subject Interests”) and being the immediate parent of New OpCo, and in connection with the F Reorganization Merger, at the F Reorganization Effective Time, New HoldCo shall economically assume the Company’s obligation to repay the outstanding amount under the Company Credit Agreement. C. On the Closing Date, immediately following the F Reorganization Effective Time but prior to the OpCo Sale, (i) New HoldCo will change its name to “Royal HoldCo I Inc.” and, following the F Reorganization Effective Time, references herein to the Company shall mean New HoldCo, and (ii) New OpCo will distribute all of the limited liability company membership interests in PropCo to New HoldCo (the “PropCo Distribution”). D. The Parties desire that, upon the terms and subject to the conditions of this Agreement, (i) on the Closing Date, immediately following the PropCo Distribution but prior to the Distribution (defined below) and the Effective Time, OpCo Buyer shall acquire 100% of the equity interests of New OpCo (the “OpCo Sale”), (ii) on the Closing Date, immediately following the OpCo Sale but prior to the Effective Time, the Company shall effect the Distribution and (iii) on the Closing Date, immediately following the Distribution, New HoldCo shall merge with and into PropCo Merger Sub, with PropCo Merger Sub continuing as the surviving entity (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of Exhibit 2.1 1 the MBCA and the DLLCA, pursuant to which, except as otherwise provided in Section 4.1, each share of common stock, par value $0.01 per share, of the Company (each, a “Share” and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration. E. Concurrently with the execution of this Agreement, the Company, OpCo Buyer, PropCo Buyer and PropCo Buyer Merger Sub shall enter into the Tax Matters and Indemnity Agreement (the “Tax Matters and Indemnity Agreement”), which, among other things, will (i) govern, the respective rights, responsibilities and obligations of each of OpCo Buyer and PropCo Buyer after the OpCo Sale and the Merger with respect to tax liabilities and benefits, tax attributes, tax contests and certain other matters and (ii) provide for certain indemnities by OpCo Buyer in favor of PropCo Buyer with respect to certain matters in connection with the transactions contemplated hereby. F. Concurrently with the execution of this Agreement, (i) the Company and Blake L. Sartini shall enter into the Limited Guarantee and (ii) the Company, PropCo Buyer and certain shareholders of the Company shall enter into the Voting Agreement. G. At the Closing, and immediately following the Effective Time, OpCo Buyer or an Affiliate of OpCo Buyer, on the one hand, and PropCo Buyer or an Affiliate of PropCo Buyer, on the other hand, shall enter into a Master Lease, in the form agreed to on the date hereof, for the Subject Properties (the “Master Lease”). H. The Board of Directors of PropCo Buyer has, upon the terms and subject to the conditions set forth herein, approved this Agreement and the transactions contemplated hereby, including the Merger, and the Board of Directors of PropCo Buyer, on behalf of PropCo Buyer, in its capacity as the sole member of the sole member of PropCo Merger Sub, has approved PropCo Merger Sub’s entry into this Agreement and consummation of the Merger and the other transactions contemplated hereby. I. The Managing Member of OpCo Buyer has, upon the terms and subject to the conditions set forth herein, approved and declared it advisable for OpCo Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, including the OpCo Sale. J. The board of directors of the Company (the “Company Board”) established an independent committee of the Company Board consisting only of independent and disinterested directors of the Company (the “Independent Committee”) to, among other things, review, evaluate, and negotiate this Agreement and the transactions contemplated hereby, including the OpCo Sale, the Merger and the other transactions contemplated hereby. K. The Independent Committee has, upon the terms and subject to the conditions set forth herein, unanimously (i) determined that the transactions contemplated by this Agreement, including the Pre-Closing Restructuring, the OpCo Sale and the Merger, are advisable, fair to and in the best interest of the Company and its shareholders, and (ii) resolved to submit this Agreement to the Company’s shareholders for their adoption, and recommend that the Company’s shareholders vote in favor of the adoption of this Agreement and the transactions contemplated by this Agreement (the “Independent Committee Approval”). L. PropCo Buyer, PropCo Merger Sub, OpCo Buyer and the Company desire to make certain representations, warranties, covenants and agreements in connection with the OpCo Sale and the Merger and also to prescribe various conditions to the Merger. AGREEMENT NOW, THEREFORE, in consideration of the foregoing, and the covenants, premises, representations and warranties and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows: Exhibit 2.1 2

ARTICLE 1 THE TRANSACTIONS 1.1 The Holdings Merger. (a) Prior to the Closing Date, but no more than five Business Days prior to the Closing Date, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL and the DLLCA, at the Holdings Merger Effective Time, Royal Corp shall merge with and into Royal Holdings. As a result of the Holdings Merger, the separate corporate existence of Royal Corp shall cease, and Royal Holdings shall continue as the surviving entity of the Holdings Merger (the “Holdings Merger Surviving Company”) and a wholly owned Subsidiary of the Company. The Holdings Merger shall be effected pursuant to the applicable provisions of the DGCL and DLLCA and shall have the effects set forth in this Agreement and the applicable provisions of the DGCL and DLLCA. Without limiting the generality of the foregoing, at the Holdings Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of Royal Corp and Royal Holdings shall vest in the Holdings Merger Surviving Company, and all of the debts, liabilities and duties of Royal Corp and Royal Holdings shall become the debts, liabilities and duties of the Holdings Merger Surviving Company. (b) At the Holdings Merger Effective Time, by virtue of the Holdings Merger and without the necessity of further action by Royal Holdings or any other Person, the organizational documents of Royal Holdings shall be the organizational documents of the Holdings Merger Surviving Company. (c) At the Holdings Merger Effective Time, by virtue of the Holdings Merger and without the necessity of further action by Royal Holdings or any other Person, the Holdings Merger Surviving Company shall be managed by its sole member. If, at any time after the Holdings Merger Effective Time, the Holdings Merger Surviving Company shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Holdings Merger Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of Royal Corp or Royal Holdings acquired or to be acquired by the Holdings Merger Surviving Company as a result of, or in connection with, the Holdings Merger, then the officers of the sole member of the Holdings Merger Surviving Company shall be authorized to execute and deliver, in the name and on behalf of either Royal Corp or Royal Holdings, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Holdings Merger Surviving Company. 1.2 Property Transfers. Following the Holdings Merger Effective Time, but prior to the Closing Date, (a) the Company shall form PropCo as a limited liability company organized under the laws of the State of Delaware, (b) thereafter, the Company shall cause each Existing Owner to form one or more Owner SPEs as limited liability companies organized under the laws of the State of Delaware, (c) thereafter, the Company shall cause each Existing Owner to sell, grant, convey, transfer, and assign to the applicable Owner SPE(s) owned by it good and marketable title to the applicable Transferred Real Estate Assets owned by it (this clause (c), the “Property Transfers”) and, to effectuate such Property Transfers, the Company shall cause the Existing Owners to deliver to the respective Owner SPEs (or the Title Company, as applicable), with copies to PropCo Buyer, all of the items set forth on Schedule 1.2 attached hereto, and (d) thereafter, each Existing Owner will distribute all of the equity interests of each Owner SPE that it owns up the chain to the Company, and the Company will contribute all such equity interests to PropCo. 1.3 The F Reorganization. (a) One Business Day prior to the Closing Date, (i) the Company shall form New HoldCo as a wholly owned corporation incorporated under the laws of the State of Minnesota, and (ii) immediately thereafter, the Company shall cause New HoldCo to form New OpCo as a wholly owned limited liability company organized under the laws of the State of Minnesota. Exhibit 2.1 3

(b) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the MBCA and the MLLCA, at the F Reorganization Effective Time, which shall occur on the Closing Date, but prior to the OpCo Sale, the Company shall merge with and into New OpCo. As a result of the F Reorganization Merger, the separate corporate existence of the Company shall cease, and New OpCo shall continue as the surviving entity of the F Reorganization Merger (the “F Reorganization Surviving Company”) and a wholly owned Subsidiary of New HoldCo. The F Reorganization Merger shall be effected pursuant to the applicable provisions of the MBCA and MLLCA and shall have the effects set forth in this Agreement and the applicable provisions of the MBCA and MLLCA. Without limiting the generality of the foregoing, at the F Reorganization Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and New OpCo shall vest in the F Reorganization Surviving Company, and all of the debts, liabilities and duties of the Company and New OpCo shall become the debts, liabilities and duties of the F Reorganization Surviving Company. (c) In connection with the F Reorganization Merger, at the F Reorganization Effective Time, New HoldCo shall economically assume the Company’s obligation to repay the Target Debt Amount pursuant to an assumption agreement (the “Assumption Agreement”) by and among the F Reorganization Surviving Company and New HoldCo, which shall provide that New HoldCo is obligated to pay off all amounts outstanding under the Company Credit Agreement up to the Target Debt Amount in connection with the Closing (it being understood and agreed that (i) PropCo Buyer shall fund any amounts necessary to pay up to the Target Debt Amount, and (ii) the F Reorganization Surviving Company shall remain responsible for any Excess Debt Amount). The Assumption Agreement shall be subject to the prior review and approval, not to be unreasonably withheld, conditioned or delayed, by PropCo Buyer, OpCo Buyer and the Company. (d) At the First Merger Reorganization Effective Time, by virtue of the F Reorganization Merger and without the necessity of further action by New OpCo or any other Person, the organizational documents of New OpCo shall be the organizational documents of the F Reorganization Surviving Company. (e) New HoldCo shall amend and restate its articles of incorporation effective as of the F Reorganization Effective Time so that the articles of incorporation of New HoldCo in effect immediately following the F Reorganization Effective Time is identical to the articles of incorporation of the Company in effect immediately prior to the F Reorganization Effective Time, other than such differences as are allowed under the MBCA. New HoldCo shall further amend the articles of incorporation of New HoldCo to change its name to “Royal HoldCo I Inc.”, and following the F Reorganization Effective Time, references herein to the Company shall mean New HoldCo. The bylaws of New HoldCo in effect immediately following the F Reorganization Effective Time will be identical to the bylaws of the Company in effect immediately prior to the F Reorganization Effective Time. (f) At the F Reorganization Effective Time, by virtue of the F Reorganization Merger and without the necessity of further action by New OpCo or any other Person, the managers of New OpCo immediately prior to the F Reorganization Effective Time shall be the managers of the F Reorganization Surviving Company, each to hold office, from and after the F Reorganization Effective Time, in accordance with the organizational documents of the F Reorganization Surviving Company until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the organizational documents of the F Reorganization Surviving Company. The officers of New OpCo immediately prior to the F Reorganization Effective Time, from and after the F Reorganization Effective Time, shall become the officers of the F Reorganization Surviving Company, each to hold office in accordance with the organizational documents of the F Reorganization Surviving Company until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the organizational documents of the F Reorganization Surviving Company. (g) If, at any time after the F Reorganization Effective Time, the F Reorganization Surviving Company shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the F Reorganization Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or New OpCo acquired or to be acquired by Exhibit 2.1 4 the F Reorganization Surviving Company as a result of, or in connection with, the F Reorganization Merger, then the officers and managers of the F Reorganization Surviving Company shall be authorized to execute and deliver, in the name and on behalf of either the Company or New OpCo, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the F Reorganization Surviving Company. 1.4 The PropCo Distribution. On the Closing Date, immediately following the F Reorganization Effective Time but prior to the OpCo Sale, New OpCo shall distribute all of the limited liability company membership interests in PropCo to New HoldCo. 1.5 The New OpCo Sale. (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, immediately following the PropCo Distribution but prior to the Distribution and the Effective Time, New HoldCo shall sell, transfer and deliver to OpCo Buyer, free and clear of all Liens (other than restrictions under applicable securities Laws and Gaming and Liquor Laws), and OpCo Buyer shall purchase, acquire and accept from New HoldCo, the OpCo Subject Interests for an purchase price in cash equal to $2.75 per share multiplied by the aggregate number of Shares issued and outstanding immediately prior to the Effective Time (the “OpCo Purchase Price”) (for the avoidance of doubt, after giving effect to the provisions in Section 3.3). At the Closing, OpCo Buyer shall deliver the OpCo Purchase Price to Broadridge Financial Solutions, Inc., the Company’s transfer agent, by wire transfer of immediately available funds to the account designated in writing by the Company, for distribution to shareholders of the Company as of the Closing Date in accordance with Section 1.5(b). (b) Immediately following the OpCo Sale, but prior to the Effective Time, the Company shall cause Broadridge Financial Solutions, Inc., on behalf of the Company and in its capacity as transfer agent for the Company, to distribute a dividend, as declared and paid by the Company, in the amount of $2.75 per share to the Company’s shareholders as of the Closing Date (collectively, the “Distribution”). (c) At or prior to the Closing, OpCo Buyer shall: (i) deliver to New HoldCo (or New HoldCo’s Exchange Agent as set forth in this Agreement) the OpCo Purchase Price; and (ii) deliver evidence reasonably satisfactory to New HoldCo and PropCo Buyer that OpCo Buyer has obtained or caused to be obtained all waivers, consents, clearances, approvals and authorizations under the applicable Gaming and Liquor Laws (including the Gaming and Liquor Approvals), which shall remain in full force and effect. (d) At or prior to the Closing, New HoldCo shall deliver to OpCo Buyer: (i) a customary assignment of the OpCo Subject Interests, duly executed by New HoldCo; and (ii) a properly completed IRS Form W-9 for the Company. 1.6 The Merger. (a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the MBCA and DLLCA, following the OpCo Sale and Distribution and at the Effective Time, New HoldCo shall merge with and into PropCo Merger Sub. As a result of the Merger, the separate corporate existence of New HoldCo shall cease, and PropCo Merger Sub shall continue as the surviving entity of the Merger (the “Surviving Company”) and a wholly owned Subsidiary of PropCo Buyer. The Merger shall be effected pursuant to the applicable provisions of the MBCA and DLLCA, and shall have the effects set forth in this Agreement and the applicable provisions of the MBCA and DLLCA. Without limiting the generality of the Exhibit 2.1 5 foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of New HoldCo and PropCo Merger Sub shall vest in the Surviving Company, and all of the debts, liabilities and duties of New HoldCo and PropCo Merger Sub (which, for the avoidance of doubt, does not include OpCo and its Subsidiaries) shall become the debts, liabilities and duties of the Surviving Company. The Pre-Closing Restructuring, the OpCo Sale, the Merger and other transactions contemplated by this Agreement are referred to herein as the “Transactions”. (b) At the Effective Time, by virtue of the Merger and without the necessity of further action by New HoldCo or any other Person, the certificate of formation of PropCo Merger Sub shall continue as the certificate of formation of the Surviving Company until thereafter changed or amended as provided therein or by applicable Law, and the limited liability company agreement of PropCo Merger Sub shall continue as the limited liability company agreement of the Surviving Company until thereafter changed or amended as provided therein or by applicable Law (subject to Section 8.9). (c) If, at any time after the Effective Time, the Surviving Company shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of New HoldCo or PropCo Merger Sub acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger, then the officers of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of either New HoldCo or PropCo Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Company. 1.7 Closing. The closing of the OpCo Sale and Merger (the “Closing”) will take place at 8:00 a.m., Eastern Time, on the third Business Day after satisfaction or valid waiver of all of the applicable conditions set forth in Article 9 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or valid waiver of those conditions at the Closing), remotely via electronic exchange of signature pages unless another time, date or place is agreed to in writing by the Parties; provided that, for the avoidance of doubt, the OpCo Sale shall be consummated prior to the consummation of the Merger. The date on which the Closing actually occurs is referred to as the “Closing Date”. 1.8 Effective Times (a) Prior to the Closing Date, but no more than five Business Days prior to the Closing Date, Royal Holdings and Royal Corp shall cause a certificate of merger (“Holdings Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the DGCL and DLLCA, as applicable, and shall make all other filings required under the applicable provisions of the DGCL and DLLCA. The Holdings Merger shall become effective at the time the Holdings Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the Parties and specified in the Holdings Certificate of Merger (such date and time at which the Holdings Merger becomes effective hereinafter referred to as the “Holdings Merger Effective Time”); provided, that, for the avoidance of doubt, the Holdings Merger Effective Time shall be prior to the consummation of the Property Transfers and F Reorganization Merger. (b) On the Closing Date, New OpCo and the Company shall cause an articles of merger (“F Reorganization Articles of Merger”) to be executed and filed with the Secretary of State of the State of Minnesota, in accordance with the relevant provisions of the MBCA and MLLCA, as applicable, and shall make all other filings required under the applicable provisions of the MBCA and MLLCA. The F Reorganization Merger shall become effective at the time the F Reorganization Articles of Merger shall have been duly filed with the Secretary of State of the State of Minnesota, or such later date and time as is agreed upon by the Parties and specified in the F Reorganization Articles of Merger (such date and time at which the F Reorganization Merger becomes effective hereinafter referred to as the “F Reorganization Effective Time”); provided that, for the avoidance of doubt, the F Reorganization Effective Time shall be prior to the consummation of the OpCo Sale. Exhibit 2.1 6

(c) On the Closing Date, PropCo Merger Sub and the Company shall cause an articles of merger (“Articles of Merger”) to be executed and filed with the Secretary of State of the State of Minnesota and a certificate of merger (“Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of the MBCA and DLLCA, as applicable, and shall make all other filings required under the applicable provisions of the MBCA and DLCCA. The Merger shall become effective at the time the Articles of Merger and Certificate of Merger shall have been duly filed with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Delaware, respectively, or such later date and time as is agreed upon by the Parties and specified in the Articles of Merger and the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”); provided, that, for the avoidance of doubt, the Effective Time shall be after the consummation of the OpCo Sale and the Distribution. 1.9 Tax Treatment. For U.S. federal income tax purposes, (a) it is intended that each of (i) the F Reorganization Formations and F Reorganization Merger, taken together (the “F Reorganization”), and (ii) the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, (b) this Agreement is intended to constitute, and is hereby adopted as, a “plan of reorganization” for each of the F Reorganization and the Merger for purposes of Sections 354, 361 and 368 of the Code and the Treasury Regulations promulgated thereunder, (c) it is intended that the Holdings Merger be treated as a distribution by Royal Corp of all of its assets and liabilities in complete liquidation of Holdings in a transaction intended to qualify as a transaction described in Section 332(b) of the Code, and (d) this Agreement is intended to constitute, and is hereby adopted as, a “plan of liquidation” of Royal Corp as such term is used in Section 332 of the Code and applicable Treasury Regulations thereunder. ARTICLE 2 CONVERSION OF SECURITIES IN THE HOLDINGS MERGER 2.1 Conversion of Securities. At the Holdings Merger Effective Time, by virtue of the Holdings Merger and without any action on the part of Royal Corp or Royal Holdings or the holders of any of the following securities: (a) Royal Corp Shares. Each share of common stock, par value $0.01 per share, of Royal Corp issued and outstanding immediately prior to the Holdings Merger Effective Time shall automatically be cancelled and cease to be issued and outstanding at the F Reorganization Effective Time, and no payment shall be made therefor, and the Company, by execution of this Agreement, agrees to forfeit such shares and relinquish any rights to such shares. (b) Conversion of Royal Holdings Interests. All of the outstanding membership interests of Royal Holdings held immediately prior to the Holdings Merger Effective Time shall be converted into and become (in the aggregate) membership interests of the Holdings Merger Surviving Company with the same rights, powers, and privileges as the membership interests so converted and shall constitute the only outstanding membership interests of the Holdings Merger Surviving Company, which membership interest shall be wholly owned by the Company. ARTICLE 3 CONVERSION OF SECURITIES IN THE F REORGANIZATION MERGER 3.1 Conversion of Securities. At the F Reorganization Effective Time, by virtue of the F Reorganization and without any action on the part of the Company or New OpCo or the holders of any of the following securities: (a) Conversion of Shares. Each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the F Reorganization Effective Time (including shares of Company Common Stock issued in respect of the exercise of Company Options and the settlement of Company RSU Awards and Company PSU Awards pursuant to Section 3.3 below effective immediately prior to the F Reorganization Effective Time) shall be converted automatically, on a one-for-one basis, Exhibit 2.1 7 into one share of common stock, par value $0.01 per share, of New HoldCo (“New HoldCo Common Stock”, and after the F Reorganization Effective Time, shall be deemed the “Shares”). (b) Conversion of New OpCo Interests. All of the outstanding membership interests of New OpCo held immediately prior to the First Merger Reorganization Effective Time shall be converted into and become (in the aggregate) membership interests of the F Reorganization Surviving Company with the same rights, powers, and privileges as the membership interests so converted and shall constitute the only outstanding membership interests of the F Reorganization Surviving Company, which membership interest shall be wholly owned by New HoldCo. (c) New HoldCo Shares. Each share of New HoldCo Common Stock issued and outstanding immediately prior to the F Reorganization Effective Time shall automatically be cancelled and cease to be issued and outstanding at the F Reorganization Effective Time, and no payment shall be made therefor, and the Company, by execution of this Agreement, agrees to forfeit such shares and relinquish any rights to such shares. 3.2 No Required Surrender of Stock Certificates. (a) At and after the F Reorganization Effective Time: (i) where non-certificated Shares represented by book-entry have been issued in the name of a holder thereof, entries shall be made in the stock records of New HoldCo to evidence the issuance to such holder of the number of non-certificated shares of New HoldCo Common Stock into which such shares of Company Common Stock have been converted pursuant to Section 3.1(a), and New HoldCo shall cause each shareholder holding shares of New HoldCo Common Stock in book-entry form to be provided such information as shall be required by or necessary to comply with Minnesota law; (ii) where Shares were represented by certificates (each, a “Certificate”), such Certificate shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of New HoldCo Common Stock into which the shares of Company Common Stock represented by such Certificate immediately prior to the F Reorganization Effective Time have been converted pursuant to Section 3.1(a). (b) The registered holder of any Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of the Company, or of the transfer agent in respect of the Company Common Stock, immediately prior to the F Reorganization Effective Time, shall, until such Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends or other distributions on, the shares of New HoldCo Common Stock into which the shares of Company Common Stock represented by any such Certificate have been converted pursuant to Section 3.1(a), subject to the provisions of Minnesota law. 3.3 Treatment of Equity Awards; Termination of Company Equity Plans. (a) Each Company Option that is outstanding as of such date prior to the F Reorganization Effective Time established by the Company in its sole discretion (provided that such date shall be within 10 Business Days prior to the F Reorganization Effective Time) (the “Equity Award Settlement Date”) shall accelerate and become fully vested and exercisable as of the Equity Award Settlement Date. Effective on the Equity Award Settlement Date and prior to the F Reorganization Effective Time, without any further action on the part of the holders thereof or the Company, each vested Company Option (after giving effect to the acceleration treatment set forth in the preceding sentence) that is then outstanding shall be exercised and the holder thereof shall receive a number of Shares equal to the excess of (i) the number of Shares underlying such Company Option, over (ii) the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the sum of (x) the exercise price of such Company Option and (y) any applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. (b) Each Company RSU Award (and any dividend equivalents related thereto) that is outstanding as of the Equity Award Settlement Date shall accelerate and become fully vested effective as of the Equity Award Settlement Date. Upon vesting, the Company shall promptly issue the number of Shares underlying the vested Company RSU Award (and any dividend equivalents related thereto to be settled in Shares) less the number of Shares with a fair market value as of Equity Award Settlement Date equal to the amount of the applicable Exhibit 2.1 8

Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company RSU Award (and any dividend equivalents related thereto to be settled in cash) that is to be settled in cash in accordance with its terms, the Company shall pay to the Company RSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company RSU Award on the date the Company RSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. (c) Each Company PSU Award (and any dividend equivalents related thereto) that is outstanding as of the Equity Award Settlement Date shall accelerate and become fully vested as of the Equity Award Settlement Date, with any performance metrics with respect to such Company PSU Award deemed met at “target” performance level for any performance period that is not yet complete, as specified in each award agreement with respect to such Company PSU Award, unless a higher achievement level is specified in the applicable award agreement with respect to such Company PSU Award. Upon vesting, the Company shall promptly issue the number of Shares underlying the vested Company PSU Award (and any dividend equivalents related thereto to be settled in Shares), less the number of Shares with a fair market value as of the Equity Award Settlement Date equal to the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans (or, with respect to each Company PSU Award (and any dividend equivalents related thereto to be settled in cash) that is to be settled in cash in accordance with its terms, the Company shall pay to the Company PSU Award holder a cash payment in an amount equal to the fair market value of the number of Shares underlying the vested Company PSU Award on the date the Company PSU Award is settled and the cash amount of any accumulated dividend equivalents to be paid in cash, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. (d) Each Share of Company Restricted Stock converted from a Company RSU Award or Company PSU Award as provided in Schedule 8.1(n) of the Company Disclosure Schedule (in each case, along with any dividend equivalents related thereto) that is outstanding as of the Equity Award Settlement Date shall accelerate and become fully vested effective as of the Equity Award Settlement Date, less the amount of the applicable Taxes required to be deducted and withheld under applicable Law and in accordance with the Company Equity Plans. (e) Prior to the F Reorganization Effective Time, the Company shall, with respect to the Company Equity Plans take all actions that are necessary to provide that, after giving effect to the other provisions in this Section 3.3, the Company Equity Plans shall terminate effective immediately prior to the F Reorganization Effective Time. ARTICLE 4 CONVERSION OF SECURITIES IN THE MERGER 4.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of PropCo Buyer, PropCo Merger Sub, New HoldCo or the holders of any of the following securities: (a) Conversion of Shares. Each Share issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled or converted pursuant to Section 4.1(b), shall be converted automatically into the right to receive a number of fully paid and nonassessable PropCo Buyer Shares equal to the Exchange Ratio (subject to adjustment in accordance with Section 4.4), with cash paid in lieu of fractional shares of PropCo Buyer Shares in an amount equal to such fractional part of PropCo Buyer Share multiplied by the PropCo Buyer Share VWAP (the “Merger Consideration”), upon surrender of the Certificates or Book-Entry Shares in accordance with Section 4.2. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 4.2. The “Exchange Ratio” shall mean 0.902. (b) Cancellation of Treasury Shares and PropCo Buyer-Owned Shares. Each Share Exhibit 2.1 9

held by New HoldCo as treasury stock or held directly by PropCo Buyer or PropCo Merger Sub (or any direct or indirect wholly owned Subsidiaries of PropCo Buyer or PropCo Merger Sub), in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof. (c) PropCo Merger Sub Equity Interests. All of the outstanding membership interests of PropCo Merger Sub held immediately prior to the Effective Time shall be converted into and become (in the aggregate) membership interests of the Surviving Company with the same rights, powers, and privileges as the membership interests so converted and shall constitute the only outstanding membership interests of the Surviving Company, which membership interest shall be wholly owned by PropCo Buyer. 4.2 Payment for Securities; Surrender of Certificates. (a) Exchange Agent. At or prior to the Effective Time, PropCo Buyer shall designate Broadridge Financial Solutions, Inc., to act as the exchange agent (the terms of designation and appointment of which shall be reasonably acceptable to the Company) for purposes of effecting the payment of the Merger Consideration in connection with the Transactions in accordance with this Article 4 (the “Exchange Agent”). PropCo Buyer shall pay, or cause to be paid, the fees and expenses of the Exchange Agent. At or prior to the Effective Time, PropCo Buyer shall deposit, or cause to be deposited, with the Exchange Agent the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time pursuant to this Agreement, as well as sufficient funds for payments to be made in accordance with this Agreement (including Section 4.1 and Section 4.2(f)). In the event such deposited PropCo Buyer Shares or funds are insufficient to make the payments contemplated pursuant to Section 4.1(a), PropCo Buyer shall promptly deposit, or cause to be deposited, with the Exchange Agent such additional PropCo Buyer Shares and funds to ensure that the Exchange Agent has sufficient PropCo Buyer Shares and funds to make such payments. In addition, PropCo Buyer shall deposit or cause to be deposited with the Exchange Agent, as necessary from time to time after the Effective Time, any dividends or other distributions, if any, to which the holders of Shares may be entitled pursuant to Section 4.2(f) for distributions or dividends, on the PropCo Buyer Shares to which they are entitled to pursuant to Section 4.1(a), with both a record and payment date after the Effective Time and prior to the surrender of the Shares in exchange for such PropCo Buyer Shares. Such funds shall be invested by the Exchange Agent as directed by PropCo Buyer, pending payment thereof by the Exchange Agent to the holders of the Shares in accordance with this Article 4; provided that (i) any such investments shall be in obligations of, or guaranteed by, the United States government or rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively, (ii) no such investment or losses thereon shall affect the Merger Consideration payable to the holders of Shares, and (iii) following any such losses or events that result in the funds deposited with the Exchange Agent to become not immediately available or that result in the amount of funds deposited with the Exchange Agent in being insufficient to promptly pay the portion of the aggregate Merger Consideration, PropCo Buyer shall promptly provide additional funds to the Exchange Agent for the benefit of the holders of Shares to the extent of such insufficiency. Earnings from such investments shall be the sole and exclusive property of the Surviving Company, and no part of such earnings shall accrue to the benefit of holders of Shares. (b) Procedures for Surrender. (i) Certificates. As soon as practicable after the Effective Time (and in no event later than three Business Days after the Effective Time), the Surviving Company shall cause the Exchange Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by a Certificate, which Shares were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement: (A) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and shall otherwise be in such form as PropCo Buyer and the Exchange Agent shall reasonably agree; and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 4.2(e)) in exchange for payment of the Merger Consideration. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 4.2(e)) to the Exchange Agent or to such other agent or agents as may be appointed by PropCo Buyer, together with delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the Exchange Agent or such other agent, in Exhibit 2.1 10 accordance with the letter of transmittal and instructions, shall transmit to the holder of such Certificates the Merger Consideration for each Share formerly represented by such Certificates (without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 4.3), and any Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any Transfer Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Company that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in PropCo Buyer Shares as contemplated by this Agreement. (ii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or, in the case of holders of Book-Entry Shares held through Broadridge Financial Solutions, Inc., an executed letter of transmittal to the Exchange Agent, to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 4.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares held through Broadridge Financial Solutions, Inc. whose Shares were converted into the right to receive the Merger Consideration shall automatically upon the Effective Time be entitled to receive, and PropCo Buyer shall cause the Exchange Agent to pay and deliver to Broadridge Financial Solutions, Inc. or its nominee as promptly as practicable after the Effective Time, in respect of each such Book-Entry Share an amount equal to the Merger Consideration (without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 4.3), and such Book-Entry Shares of such holder shall be cancelled. As soon as practicable after the Effective Time (and in no event later than two Business Days after the Effective Time), the Surviving Company shall cause the Exchange Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Book-Entry Shares not held through Broadridge Financial Solutions, Inc.: (A) a letter of transmittal, which shall be in such form as PropCo Buyer and the Exchange Agent shall reasonably agree; and (B) instructions for returning such letter of transmittal in exchange for the Merger Consideration. Upon delivery of such letter of transmittal, in accordance with the terms of such letter of transmittal, duly executed, the holder of such Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration (without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 4.3), and such Book-Entry Shares so surrendered shall at the Effective Time be cancelled. Payment of the Merger Consideration with respect to Book- Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Agreement. (c) Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except as otherwise provided for herein or by applicable Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company for any reason, they shall be cancelled and exchanged as provided, and in accordance with the procedures set forth, in this Agreement. (d) Termination of Fund; Abandoned Property; No Liability. Any portion of the PropCo Buyer Shares or funds (including any interest received with respect thereto) made available to the Exchange Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first anniversary of the Effective Time will be returned to PropCo Buyer, upon demand, and any such holder who has not tendered its Certificates or Book-Entry Shares for the Merger Consideration in accordance with Section 4.2(b) prior to such time shall thereafter look only to PropCo Buyer and the Surviving Company (subject to abandoned property, escheat or other similar applicable Laws) for delivery of the Merger Consideration, without interest and subject to any Exhibit 2.1 11 withholding of Taxes required by applicable Law as provided in Section 4.3, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 4.2(b). Any portion of the Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Company or an Affiliate thereof designated by the Surviving Company, free and clear of any claim or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of PropCo Buyer, PropCo Merger Sub, the Surviving Company, the Exchange Agent or their respective Affiliates will be liable to any holder of a Certificate or Book-Entry Shares for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar applicable Law. Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 4.2(a) to pay for Shares for which appraisal rights have been perfected shall be returned to the PropCo Buyer, upon demand. (e) Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 4.2(a). PropCo Buyer may, in its reasonable discretion and as a condition precedent to the payment of such Merger Consideration, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in a reasonable sum as it may reasonably direct as indemnity against any claim that may be made against PropCo Buyer, PropCo Merger Sub, the Surviving Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed. (f) Dividends or Distributions. No dividends or other distributions, if any, with a record date after the Effective Time with respect to PropCo Buyer Shares, shall be paid to the holder of any unsurrendered Shares to be converted into PropCo Buyer Shares pursuant to Section 3.1(a) until such holder shall surrender such share in accordance with Section 4.2(b). After the surrender in accordance with Section 4.2(b) of a Share to be converted into a PropCo Buyer Share pursuant to Section 3.1(a), the holder thereof shall be entitled to receive (in addition to the Merger Consideration payable to such holder pursuant to this Article 4) any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to the PropCo Buyer Share represented by such Share. 4.3 Withholding Rights. The Company, OpCo Buyer, PropCo Buyer, PropCo Merger Sub, the Surviving Company and the Exchange Agent (each, a “Payor”), as the case may be, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement (including pursuant to Article 4) such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Law; provided, however, that no Payor shall withhold or deduct any amounts pursuant to this Section 4.3 or otherwise (except as required (i) in connection with compensation for services, or (ii) as a result of the failure by a holder of Shares to deliver timely to the Exchange Agent a duly completed and executed IRS Form W-9 or IRS Form W-8, as applicable and to the extent required, establishing a complete exemption from U.S. backup withholding), without prior consultation with the Company at least five Business Days prior to the Closing, and shall reasonably cooperate to reduce or eliminate such withholding or deduction; provided, further, that OpCo Buyer shall not withhold or deduct any amounts from any payment to or for the benefit of the Company pursuant to this Section 4.3 or otherwise if the Company has provided to OpCo Buyer a duly completed and executed IRS Form W-9. To the extent that amounts are so deducted or withheld and paid to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. 4.4 Adjustments. Without limiting the provisions of this Agreement and subject to Section 8.1, in the event that, between the date of this Agreement and the Effective Time, any change in the number of outstanding Shares or PropCo Buyer Shares shall occur, in each case, as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exchangeable for Shares or PropCo Buyer Shares), recapitalization, reclassification, combination, exchange of shares or other similar event, the Merger Consideration shall be equitably adjusted to reflect such event and to provide to holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Exhibit 2.1 12

Section 4.4 shall be deemed to permit or authorize the Company or PropCo Buyer to take any such action or effect any such change that it is not otherwise authorized or permitted to take pursuant to Section 8.1. ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except (a) as set forth in the disclosure schedule delivered by the Company to OpCo Buyer, PropCo Buyer and PropCo Merger Sub (the “Company Disclosure Schedule”) concurrently with the execution of this Agreement (with specific reference to the representations and warranties in this Article 5 to which the information in such schedule relates; provided that disclosure in the Company Disclosure Schedule as to a specific representation or warranty shall qualify any other section or subsection of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent that such disclosure relates to such other section or subsection), and (b) as otherwise disclosed in the Company SEC Documents filed on or after January 1, 2024 and publicly available at least one Business Day prior to the date hereof (other than any forward- looking disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the Company SEC Documents but including any historical or factual matters disclosed in such sections), the Company hereby represents and warrants to OpCo Buyer, PropCo Buyer and PropCo Merger Sub as follows: 5.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. The Company has the requisite corporate power and authority to own, lease and, to the extent applicable, operate all of its properties and assets and to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business, and is in good standing, in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or good standing necessary, except where the failure to be so licensed or qualified or in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The copies of the Amended and Restated Certificate of Incorporation (the “Company Charter”) and Ninth Amended and Restated Bylaws (the “Company Bylaws”) of the Company, as most recently filed with the Company SEC Documents, are true, complete and correct copies of such documents as in effect as of the date of this Agreement. The Company is in compliance in all material respects with the Company Charter and the Company Bylaws. 5.2 Capitalization. (a) The authorized capital stock of the Company consists of 92,500,000 Shares and 7,500,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”), of which 7,500,000 shares of preferred stock is Series A convertible preferred stock (“Series A Convertible Preferred Stock”). As of the close of business on November 4, 2025, (i) 26,173,985 Shares (other than treasury shares) were issued and outstanding, (ii) 0 Shares were held in the treasury of the Company, (iii) 928,167 Shares are subject to outstanding Company Options, 646,509 Shares are subject to Company RSU Awards and Company PSU Awards (with the Company PSU Awards reflected assuming target performance for any incomplete performance period and at actual performance for any complete performance period) (inclusive of an aggregate of 10,794.4563 Company RSU Awards and Company PSU Awards (with Company PSU Awards reflected assuming target performance for any incomplete performance period and at actual performance for any complete performance period) granted in respect of dividend equivalents on outstanding Company RSU Awards and Company PSU Awards that are to be settled in Shares), (iv) 5,130,753 Shares have been authorized and reserved for issuance under the Company Equity Plans, and (v) no shares of Company Preferred Stock were issued and outstanding. All issued and outstanding Shares (including Shares issued pursuant to Company Equity Plans) are duly authorized, validly issued, fully paid, nonassessable and are free of preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of Shares may vote. Since November 4, 2025 and prior to the date of this Agreement, except for the issuance of Shares under the Company Equity Plans in accordance with their terms, the Company has not issued any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance described in this Section 5.2(a). Exhibit 2.1 13

(b) The Company has previously provided OpCo Buyer and PropCo Buyer with a true and complete list, as of November 4, 2025, of (i) each outstanding Company Option, Company RSU Award and Company PSU Award, (ii) the holder thereof and whether such holder is a current or former director, employee or other individual service provider of the Company and any of its Subsidiaries, (iii) the number of Shares underlying each such option or award and whether a dividend equivalent right was granted in tandem with such award, (iv) the grant date, (v) the extent to which each such option or award is vested and the times and extent to which each such option or award will vest and (vi) with respect to each Company Option, the exercise price and expiration date thereof. All Shares subject to issuance under the Company Equity Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as provided in the Company Equity Plans, there are no agreements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound which (i) restrict the transfer thereof, (ii) affect the voting rights of, (iii) require the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) require the registration for sale of, or (v) grant any preemptive or antidilutive right with respect to, any Shares or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries. Except for the Voting Agreement, to the Knowledge of the Company, there are no Third Party agreements or understandings with respect to the voting of any Shares or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries. (c) A true, correct and complete list of the Company’s Subsidiaries, together with the jurisdiction of organization and the Company’s direct or indirect ownership or other equity interest in each such Subsidiary, is set forth on Section 5.2(c) of the Company Disclosure Schedule. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be; and (ii) has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, validly existing or in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Subsidiary of the Company is duly licensed or qualified to do business, and is in good standing, in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or good standing necessary, except where the failure to be so licensed or qualified or in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to PropCo Buyer true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company, each as amended and in effect as of the date hereof. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) From and after the formation or incorporation (as applicable) of each of Royal Holdings, New HoldCo, New OpCo, and each PropCo Acquired Company, each of Royal Holdings, New HoldCo, New OpCo and each PropCo Acquired Company will be duly organized (or formed), validly existing and in good standing under the laws of the jurisdiction of its organization and, to the extent required by applicable Laws, the state in which the applicable Subject Property is located, and each Owner SPE will be duly qualified and licensed to own, operate or lease the Transferred Real Estate Assets, in each case, other than with respect to the PropCo Acquired Companies, except as would not material and adversely impact the Company’s and its Subsidiaries’ ability to consummate the Pre-Closing Restructuring. (e) From and after the formation of Royal Holdings until the Holdings Merger Effective Time, all of the issued and outstanding equity interests will be validly issued and outstanding and wholly owned by the Company. From and after the incorporation of New HoldCo until the F Reorganization Effective Time, all of the issued and outstanding capital stock of New HoldCo will be duly authorized, validly issued, fully paid and non-assessable, and wholly owned by the Company. From and after the formation of New OpCo until the F Reorganization Effective Time, all of the issued and outstanding equity interests of New OpCo will be validly issued and outstanding and wholly owned by New HoldCo. Exhibit 2.1 14

(f) From and after the formation of the Owner SPEs, the PropCo Acquired Interests will constitute all of the issued and outstanding equity interests of the Owner SPEs and PropCo will be the legal and beneficial owner of 100% of the PropCo Acquired Interests, free and clear of Liens other than Liens under applicable securities Laws or which will be discharged or released at or prior to the Closing. When issued, the PropCo Acquired Interests will be duly authorized and validly issued. From and after formation of the Owner SPEs, the PropCo Acquired Interests will not be issued or transferred in breach or violation of any preemptive or subscription rights, rights of first refusal, rights of first offer or other similar rights, agreements, arrangements or commitments of any Person or under any provision of applicable Law, any organizational documents of any Owner SPE or any Contract to which any Owner SPE is a party. From and after formation of the Owner SPEs, there will be no other outstanding equity interests in any of the Owner SPEs other than the PropCo Acquired Interests. From and after the formation of the PropCo Acquired Companies, no PropCo Acquired Company will be liable for, or will have incurred, (A) any costs or expenses (other than de minimis costs or expenses), including fees and disbursements of counsel, financial advisors and accountants or (B) any incentive compensation, change-in-control, retention or other transaction-related payments, in each case, incurred in connection with this Agreement or the transactions contemplated hereby. (g) All issued and outstanding shares of capital stock of each of the Company’s Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the other Subsidiaries of the Company are duly authorized and validly issued. There are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments that obligate the Company or any Subsidiary of the Company to issue, transfer or sell any interests, profits interests, stock appreciation rights, phantom stock, rights of first refusal or other similar rights with respect to the Company or any such Subsidiary. All issued and outstanding shares or other equity interests of each Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all Liens other than transfer restrictions imposed by any applicable Law or the organizational documents of any Subsidiary. (h) Except as provided in Section 5.2(a) or as set forth on Section 5.2(h) of the Company Disclosure Schedule, there are no outstanding subscriptions, securities, options, warrants, calls, rights, profits interests, stock appreciation rights, phantom stock, convertible securities, rights of first refusal or other similar rights, agreements, arrangements, undertakings or commitments of any kind to which Company or any of its Subsidiaries is a party or, to the Knowledge of Company, by which any of them is bound obligating Company or any of its Subsidiaries to (i) issue, transfer, deliver or sell or create, or cause to be issued, transferred, delivered or sold or created any additional shares of capital stock or other equity interests or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity security of Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, or (ii) redeem, repurchase or otherwise acquire any such shares of capital stock or other equity interests. (i) Neither the Company nor any of its Subsidiaries is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act. (j) The Company does not have a “poison pill” or similar shareholder rights plan. 5.3 Authority; Execution and Delivery; Enforceability. (a) The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and, subject to the receipt of the Company Shareholder Approval, to consummate the Transactions, including the OpCo Sale and the Merger. The execution and delivery by the Company of this Agreement, the performance and compliance by the Company with each of its obligations herein, and the consummation by it of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject to receipt of the Company Shareholder Approval, the filings with, and acceptance for record by, the Secretary of State of the State of Minnesota and the Secretary of State of the State of Delaware described in Section 1.8, and no other corporate proceedings on the part of the Company and no other shareholder votes are necessary to authorize this Agreement or the consummation by the Company of the Transactions. The Company has duly and validly executed and delivered Exhibit 2.1 15 this Agreement and, assuming the due authorization, execution and delivery by OpCo Buyer, PropCo Buyer and PropCo Merger Sub of this Agreement, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought. (b) The Independent Committee, at a meeting duly called and held, has unanimously adopted the Independent Committee Approval, which resolutions remain in full force and effect and have not been subsequently rescinded, modified or withdrawn in any way, except as may be permitted after the date hereof by Section 8.3. (c) The Company Board and Independent Committee have taken all necessary actions so that the restrictions on business combinations set forth in Section 302A.673 of the MBCA and any other similar Law are not applicable to this Agreement and the Transactions, including the Merger. No “fair price”, “moratorium”, “control share acquisition”, “business combination” or other similar anti-takeover statute or regulation enacted under any federal, state, local or foreign Laws applicable to the Company is applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement. The only vote of holders of any class or series of Shares or other Equity Interests of the Company necessary to adopt this Agreement is the adoption of this Agreement by the holders of a majority of the voting power represented by the Shares that are outstanding and entitled to vote thereon at the Company Meeting (the “Company Shareholder Approval”). No other vote of the holders of Shares or any other Equity Interests of the Company is necessary to consummate the Transactions. (d) Upon the formation or incorporation (as applicable) of each of Royal Holdings, New HoldCo, New OpCo and each PropCo Acquired Company, each of Royal Holdings, New HoldCo, New OpCo and each PropCo Acquired Company will be authorized to consummate the transactions contemplated by this Agreement to which it is a party, and fulfill all of its obligations hereunder and under documents required for the Closing to be executed by such Person and (assuming due authorization, execution and delivery by other party thereto) such instruments, obligations and actions shall be valid and legally binding upon such Person, enforceable against such Person in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, reorganization, moratorium or other similar Laws presently or hereafter in effect affecting the rights of creditors or debtors generally. 5.4 No Conflicts. (a) The execution and delivery of this Agreement by the Company does not and will not, and the performance of this Agreement by the Company will not, (i) assuming the Company Shareholder Approval is obtained, conflict with or violate any provision of the Company Charter, the Company Bylaws or any organizational documents of any Subsidiary of the Company, (ii) assuming that all consents, approvals, authorizations and permits described in Section 5.4(b) have been obtained and all filings and notifications described in Section 5.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any of its Subsidiaries (including, upon formation of the PropCo Acquired Companies, the PropCo Acquired Companies) or by which any property or asset of the Company or any of its Subsidiaries (including, upon formation of the PropCo Acquired Companies, the PropCo Acquired Companies) is bound or affected or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien (other than Permitted Liens) on any property or asset of the Company or any of its Subsidiaries (including, upon formation of the PropCo Acquired Companies, the PropCo Acquired Companies) pursuant to, any Contract or Permit to which the Company or any of its Subsidiaries is party, except, with respect to clauses (ii) and (iii), for any such conflicts, consents, violations, breaches, losses, defaults, Liens or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The execution and delivery of this Agreement by the Company does not and will Exhibit 2.1 16 not, and the consummation by the Company of the Transactions and compliance by the Company with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act and the rules and regulations of the Nasdaq, (ii) those required under the Gaming and Liquor Laws, (iii) the filings and recordation described in Section 1.8, and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.5 SEC Documents; Financial Statements; Undisclosed Liabilities. (a) Since January 1, 2022, the Company has filed or furnished on a timely basis all reports, schedules, forms, statements, registration statements, definitive proxy statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002(the “Sarbanes-Oxley Act”) (the “Company SEC Documents”). (b) As of its respective filing date (or, if revised, amended, modified or superseded since the time of filing and prior to the date of this Agreement, as of the date of the most recent supplement, modification or amendment), each Company SEC Document (i) complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and the Sarbanes-Oxley Act and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any Company SEC Document and, as of the date hereof, to the Knowledge of the Company, none of the Company SEC Documents is subject to ongoing SEC review. (c) The consolidated financial statements of the Company contained or incorporated by reference in the Company SEC Documents (including, in each case, any notes or schedules thereto) (the “Company SEC Financial Statements”) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and fairly present, in all material respects, the consolidated financial condition and the results of operations, cash flows and changes in shareholders’ equity of the Company and its Subsidiaries, taken as a whole, as of the respective dates of and for the periods referred to in the Company SEC Financial Statements, and were prepared in accordance with GAAP as applied on a consistent basis by the Company (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), subject, in the case of interim Company SEC Financial Statements, to normal year-end adjustments and the absence of notes. (d) Neither Company nor any of its Subsidiaries is a party to, or has any binding commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement, including any Contract relating to any transaction or relationship between or among Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate of Company or any of its Subsidiaries, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off- balance sheet arrangements” (as defined in Item 303 of Regulation S-K of the SEC), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Company, any of its Subsidiaries or such Company’s or Subsidiary’s audited financial statements or other Company SEC Documents. (e) The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes- Oxley Act) with respect to all applicable Company SEC Documents. The Company has established and maintains disclosure controls and procedures and internal controls over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which such controls and procedures are designed to ensure that all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company SEC Documents. Such controls and procedures have been designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial Exhibit 2.1 17 statements for external purposes in accordance with GAAP. There has been no change in the Company’s internal controls over financial reporting that has occurred since January 1, 2025, that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal controls over financial reporting. There were no significant deficiencies or material weaknesses identified in management’s assessment of internal control over financial reporting as of and for the fiscal year ended December 31, 2024 (nor has any such deficiency or weakness been identified as of the date hereof). The Company has disclosed, based on the most recent evaluation of its Chief Executive Officer and its Chief Financial Officer, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to materially affect the Company’s ability to record, process, summarize, and report financial information and (ii) any fraud, whether or not material, that involves management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s internal controls over financial reporting, and each such deficiency, weakness or fraud so disclosed to auditors, if any, has been disclosed to PropCo Buyer and OpCo Buyer prior to the date of this Agreement. As used in this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board as in effect on the date of this Agreement. The principal executive officer and principal financial officer of Company have made all certifications required by the Sarbanes-Oxley Act and the regulations of the SEC promulgated thereunder, and the statements contained in all such certifications were, as of their respective dates made, complete and correct in all material respects. (f) The Company is in compliance in all material respects with the applicable listing and corporate governance rules of Nasdaq. (g) There are no liabilities or obligations of Company or any of its Subsidiaries of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), that would be required by GAAP to be reflected or reserved on a consolidated balance sheet of the Company (or the notes thereto) except (i) as disclosed, reflected or reserved against in the most recent balance sheet included in the Company SEC Financial Statements or the notes thereto as required by GAAP, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in the Company SEC Financial Statements, (iii) for liabilities and obligations arising out of or in connection with this Agreement, the Merger or the Transactions and (iv) for liabilities and obligations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect. 5.6 Absence of Certain Changes or Events. Since June 30, 2025 through the date of this Agreement, (a) the Company and each of its Subsidiaries has conducted its business in all material respects in the ordinary course and in a manner consistent with past practice and (b) there has not been any event, circumstance, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Since June 30, 2025 through the date of this Agreement, the Company has not taken any action that would have constituted a breach of, or required PropCo Buyer’s and/or OpCo Buyer’s consent pursuant to, Section 8.1 had the covenants therein applied since June 30, 2025. 5.7 Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, Registration Statement, Other Required Company Filing, Other Required OpCo Buyer Filing, Other Required PropCo Buyer Filing or Schedule 13E-3 will, at the date that any such SEC Filing or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to PropCo Buyer, OpCo Buyer and their respective Subsidiaries, including PropCo Merger Sub, or to statements made therein based on information supplied by or on behalf of PropCo Buyer, OpCo Buyer or their respective Subsidiaries for inclusion or incorporation by reference therein). The Proxy Statement, Other Required Company Filing and Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act, Securities Act and any other applicable Law. Exhibit 2.1 18

5.8 Legal Proceedings. There are no Proceedings by any Governmental Entity or other Person pending, or to the Knowledge of the Company, threatened, in each case against or affecting the Company or any of its Subsidiaries, or any of their respective directors or officers (in such capacity), assets or properties except, in each case, for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any of their respective assets or properties is or are subject to any Order, except for those that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect. 5.9 Licensability and Compliance with Laws. (a) The Company and each of its Subsidiaries is in compliance, and since January 1, 2022, has been in compliance, with all Laws (including Gaming and Liquor Laws) applicable to the Company, each of its Subsidiaries or any material assets owned or used by the Company or its Subsidiaries, (except for such past non-compliance as has been remedied and imposes no continuing obligations or costs on the Company or its Subsidiaries) except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. Since January 1, 2022, the Company has not received any written communication from a Governmental Entity that alleges that the Company is not in compliance with any such applicable Law, except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. (b) Since January 1, 2022, the Company has not received any written communication from a Governmental Entity that alleges that the Company or any of its owners, directors, officers, and individuals performing management functions are not in compliance with any applicable Law, except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. (c) Neither the Company nor, to its Knowledge, any of its officers, directors, managers, members, stockholders or Affiliates that may reasonably be considered in the process of determining the qualification of the Company for suitability to hold a Gaming and Liquor Approval (any such Person, including the Company, the “Company Licensing Affiliates”) has ever (i) been placed on a list of persons excluded from owning, management, or involvement with the gaming industry in any jurisdiction, (ii) had an application for a Gaming and Liquor Approval be denied, or withdrawn an application for a Gaming and Liquor Approval with prejudice, or (iii) had a Gaming and Liquor Approval terminated, suspended, limited, revoked, or conditioned (other than conditions applicable to all such licenses or Gaming and Liquor Approvals), except for, solely with respect to the foregoing clauses (ii) and (iii), those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and each of its Company Licensing Affiliates that are licensed (collectively, the “Company Licensed Parties”) are in good standing with the Gaming and Liquor Authority in each of the jurisdictions in which the Company Licensed Parties or their respective Affiliates own or operate gaming facilities. (d) Since January 1, 2022, none of the Company or, to the Knowledge of the Company, any of the other Company Licensed Parties has received any written claim, demand, notice, complaint, court order or administrative order from any Governmental Entity, or relating to any material violation or possible material violation of any Gaming and Liquor Laws other than as would not be reasonably likely, individually or in the aggregate, to result in the revocation, suspension or imposition of conditions upon any Gaming and Liquor Approval held by Company or any of its Company Licensing Affiliates or materially impair or delay the Closing. To the Knowledge of the Company, there are no facts that if known to the Gaming and Liquor Authorities could, under the Gaming and Liquor Laws, reasonably be expected to materially impair or delay the Closing. 5.10 Permits. Each of the Company and its Subsidiaries has all required licenses, permits, certificates, approvals, registrations, orders, waivers, clearances, variances and authorizations (“Permits”) necessary for the conduct of its business and the ownership and use of their properties and assets, as presently conducted and used (which includes, for the avoidance of doubt, all such required Permits related to liquor and/or gaming issued by any Governmental Entity, including a Gaming and Liquor Authority, or under any Gaming and Liquor Laws), and each of the Permits is valid, subsisting and in full force and effect, except where the failure to have or maintain such Exhibit 2.1 19

Permit, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. None of the Company nor any of its Subsidiaries is, or has been since January 1, 2022, in violation of, nor is the Company or any of its Subsidiaries in default or violation under, any Permit (except for such past violation or default as has been remedied and imposes no continuing obligations or costs on the Company or any of its Subsidiaries), and, to the Knowledge of the Company, no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation of any term, condition or provision of any Permit or subject any such Permit to limitation, modification, suspension, termination or non-renewal, except, in each case, where such default or violation of such Permit, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. There are no Proceedings pending or, to the Knowledge of the Company, threatened, nor, to the Knowledge of the Company, has the Company or any of its Subsidiaries received any written notice, that seek the revocation, cancellation, limitation, non-renewal or modification of any Permit, except where such revocation, cancellation, limitation, non-renewal or modification, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. 5.11 Employee Benefit Plans. (a) Section 5.11(a) of the Company Disclosure Schedule sets forth a true and complete list of each material (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) employment, individual consulting, severance, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (iii) other benefit or compensation plan, contract, policy or arrangement providing for pension, retirement, profit-sharing, deferred compensation, stock option, equity or equity-based compensation, stock purchase, employee stock ownership, vacation, holiday pay or other paid time off, bonus or other incentive plans, medical, retiree medical, vision, dental or other health plans, life insurance plans, and other employee benefit plans or fringe benefit plans, in each case, that is sponsored, maintained, administered, contributed to or entered into by the Company or its Subsidiaries for the current or future benefit of any current or former director, officer, employee or individual independent contractor of the Company or its Subsidiaries (each, a “Service Provider”) (each of such plans, agreements, arrangements, programs or policies described in the foregoing clauses (i) – (iii), a “Company Benefit Plan”); provided, for the avoidance of doubt, that the following need not be set forth on Section 5.11(a) of the Company Disclosure Schedule: (i) any employment contracts or consultancy agreements for employees or consultants who are natural persons that (A) do not provide for severance benefits, transaction, retention or similar payments and (B) are in all material respects consistent with a standard form previously made available to OpCo Buyer, PropCo Buyer and PropCo Merger Sub where the required notice of termination provided is not in excess of 90 days or such longer period as is required under local Law, (ii) any “multiemployer plan” within the meaning of Section 3(37) of Section 4001(a)(3) of ERISA (“Multiemployer Plan”), and (iii) plans or arrangements sponsored or maintained by a Governmental Entity or required to be provided to a Service Provider pursuant to applicable Law. (b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Company Benefit Plan has been administered in all respects in accordance with its terms and all applicable Laws, including ERISA and the Code; (ii) each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status and, to the Company’s Knowledge, no fact or event has occurred that could reasonably be expected to cause the loss of the Tax qualified status of any such Company Benefit Plan or the Tax exempt status of any associated trust; (iii) no Proceeding has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims). (c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its ERISA Affiliates has within the previous six years maintained, contributed to, or been required to or had any liability Exhibit 2.1 20

(whether contingent or otherwise) or obligation with respect to: (i) a Multiemployer Plan; (ii) any employee benefit plan that is or was subject to Title IV of ERISA, Section 302 of ERISA, or Section 412 of the Code; (iii) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code); or (iv) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA). Neither the Company nor any of its ERISA Affiliates has any liability under Title IV of ERISA. (d) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Company Benefit Plan provides post-employment, medical, disability or life insurance benefits to any former employee or their dependents, other than (i) as required by applicable Law, (ii) the full cost of which is borne by the employee or former employee (or any beneficiary of the employee or former employee) (iii) coverage through the end of the calendar month in which a termination of employment occurs or (iv) under a Company Benefit Plan in effect as of the date hereof or established after the date hereof in compliance with this Agreement requiring the Company or any Subsidiary to pay or subsidize COBRA or welfare plan premiums for a terminated employee or the employee’s beneficiaries following such employee’s termination. (e) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined in Code Section 409A(d)(1)) has been operated and maintained in operational and documentary compliance with Code Section 409A and applicable guidance thereunder in all material respects. 5.12 Employee and Labor Matters. (a) Except as set forth in Section 5.12(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement or other Contract with a union or works council (each a “Labor Contract”). As of the date hereof, with respect to the employees of the Company and its Subsidiaries, there are no pending or threatened (i) representation or certification proceedings or unfair labor practice complaints brought before or filed with the National Labor Relations Board or any other labor relations tribunal or authority, (ii) material labor organizing efforts or campaigns, or (iii) labor strikes, disputes, lockouts, slowdowns, stoppages or other material organized work interruptions or labor-related grievances, except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws respecting employment and employment practices, including all applicable Laws respecting terms and conditions of employment, health and safety, wage payment, wages and hours, child labor, immigration and work authorizations, employment discrimination, harassment, retaliation, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, social welfare obligations and unemployment insurance (the “Employment Laws”). (c) Except as set forth on Section 5.12(c) of the Company Disclosure Schedule, there are no Proceedings against the Company or any of its Subsidiaries pending, or threatened in writing to be brought or filed, by or with any judicial, arbitral, regulatory or administrative forum, or under any private dispute resolution procedure in connection with the Employment Laws, except as had not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (d) As of the Closing Date, no PropCo Acquired Company has any employees, and at no time since formation has any PropCo Acquired Company had any employees. 5.13 Environmental Matters. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) The Company and each of its Subsidiaries (i) are in compliance with all Environmental Laws, (ii) have and hold, or have applied for, all Environmental Permits necessary for the conduct of Exhibit 2.1 21 their respective businesses and the use of their properties and assets, as currently conducted and used, and (iii) are in compliance with their respective Environmental Permits. (b) There are no Environmental Claims pending nor, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any written notification alleging responsibility for any release of any Hazardous Materials. (c) To the Knowledge of the Company, there are no conditions at the Company Real Property that require remediation of Hazardous Materials under applicable Environmental Laws. (d) None of the Company or any of its Subsidiaries has assumed or provided an indemnity with respect to any liability of any other Person under any Environmental Laws, except under leases for the Company Leased Real Property and contracts entered into by the Company or any of its Subsidiaries in the ordinary course of business. (e) To the Knowledge of the Company, none of the Company or any of its Subsidiaries operates any underground storage tanks, landfills or surface impoundments. 5.14 Real Property; Title to Assets. (a) Section 5.14(a) of the Company Disclosure Schedule sets forth a true and complete list of the addresses of all real property owned by the Company and its Subsidiaries (collectively, the “Company Owned Real Property”). (b) Section 5.14(b) of the Company Disclosure Schedule sets forth (i) a true and complete list of all real property leased or subleased by the Company or any of its Subsidiaries as tenants, subtenants or the like (collectively, the “Company Leased Real Property” and together with the Company Owned Real Property, the “Company Real Property”), (ii) the address for each Company Leased Real Property, and (iii) a true and complete list and description of the Leases relating thereto (collectively, the “Company Leases”). (c) There are no leases, licenses or other agreements granting to any party any tenancy, license or right to use or occupy any portion of the Company Real Property other than the Leases (or subleases, licenses, tenancies or other possession or occupancy agreements entered into by the tenants under Company Leases or, to the Knowledge of the Company, Tenant Leases). The Company has made available to PropCo Buyer true and complete copies of each of the Leases. Except as set forth on Section 5.14(c) of the Company Disclosure Schedule, (i) each Lease is in full force and effect, (ii) neither the Company, nor the applicable Subsidiary of the Company nor, upon formation of the Owner SPEs, the applicable Owner SPE is in material default, nor, to the Knowledge of the Company, is any counterparty under any Lease in material default and neither the Company, the applicable Owner SPE nor the counterparty under any Lease has received any written notice of material default that remains uncured beyond any applicable cure period, under any Lease and, to the Knowledge of the Company, no event has occurred which with notice or the passage of time, or both, would constitute a material default by any tenant under any Lease, (iii) there are no unpaid monetary obligations owed to any tenant or tenant improvement allowances in connection with the current term of the Tenant Leases entered into prior to the date hereof, and (iv) neither the Company nor the applicable Subsidiary of the Company nor, upon formation of the Owner SPEs, the applicable Owner SPE, has given or received any written notice of the intention of any party to terminate any Lease or any assertion in writing of any default, offset, counterclaim or deduction to the payment of rent that remains outstanding and, to the Knowledge of the Company, no such default, or right of offset, counterclaim or deduction exists. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has not received written notice of any violation of any existing Laws applicable to the Company Real Property. Except as has not had and would not reasonably be expected to be, individually or in the aggregate, material to the Company, its Subsidiaries or the Company Real Property, neither the Company nor any of its Subsidiaries has received written notice of any Proceedings in eminent domain, condemnation, loss of legal access or other similar Proceedings that are pending, and to the Company’s Knowledge there are no such Proceedings threatened, affecting any portion of the Company Real Property. Exhibit 2.1 22

(d) The Company and each applicable Subsidiary of the Company has good and marketable fee title to, or a valid and binding leasehold or other contractual interest in, as applicable, the Company Real Property. The Company Real Property constitutes all of the real property necessary for the conduct of the businesses of the Company and its Subsidiaries, taken as a whole, as currently conducted, free and clear of all Liens (except for Permitted Liens) except as has not had and would not reasonably be expected to be, individually or in the aggregate material to the Company, its Subsidiaries or the Company Real Property. (e) The Transferred Real Estate Assets constitute all of the real property necessary for the conduct of the businesses of the Company and its Subsidiaries at the properties commonly known as “The STRAT Hotel, Casino & Tower”, the “Aquarius Casino & Resort”, “Arizona Charlie’s Decatur”, the “Pahrump Nugget Hotel & Casino”, the “Edgewater Hotel Casino Resort”, “Arizona Charlie’s Boulder” and the “Lakeside Casino & RV Park”. (f) Except as set forth in Section 5.14(f) of the Company Disclosure Schedule, there are no rights of first offer to purchase, rights of first refusal to purchase, purchase options or similar rights pertaining to any portion of the Company Real Property. (g) To the Knowledge of the Company, the present use of the Company Real Property, or any portion thereof, and the improvements erected on the Company Real Property, does not breach, violate or conflict with, in any material respect, the terms and provisions of any material Contract to which any of the Company, its Subsidiaries or any of the PropCo Acquired Companies is party relating thereto so as to materially affect the use, value or operation of the Company Real Property. (h) Except as set forth in Section 5.14(h) of the Company Disclosure Schedule, there is no material demolition, renovation, construction or other development-related activity ongoing at the Company Real Property. (i) The Company, its Subsidiaries and the PropCo Acquired Companies, as applicable, are, to the Knowledge of the Company, in compliance in all material respects with all, and have received no written notice of a default by the Company or its Subsidiaries or, upon formation of the PropCo Acquired Companies, the PropCo Acquired Companies, as applicable, under any Permitted Lien set forth in the Title Policy to which the Company, a Subsidiary of the Company or, upon formation of the PropCo Acquired Companies, a PropCo Acquired Company, as applicable, is a party, from any Person that is a party to any such Permitted Lien. (j) To the Company’s Knowledge, all improvements located at each Company Owned Real Property (collectively, the “Improvements”) are in all material respects in good condition and repair and sufficient in all material respects for the operation of the business of the Company as currently conducted. To the Company’s Knowledge, there are no structural deficiencies or latent defects affecting any of the Improvements and, to the Company’s Knowledge, there are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation and business of the Company and its Subsidiaries as currently conducted. (k) The Company or any Subsidiary of the Company has good and valid title to, or a valid and enforceable leasehold or other interest in, or other right to use, as applicable, all material personal property owned, used or held for use by them. Such personal property constitutes all of the personal property necessary for the conduct of its businesses of the Company and its Subsidiaries, taken as a whole, as currently conducted, free and clear of all Liens (except for Permitted Liens), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.15 Tax Matters. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) all Tax Returns that are required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete, and accurate; Exhibit 2.1 23

(b) the Company and its Subsidiaries have timely paid all Taxes due and owing by them, including any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party (in each case, whether or not shown on any Tax Return), other than Taxes being contested in good faith by appropriate proceedings or for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries; (c) no deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Entity in writing against the Company or any of its Subsidiaries except for deficiencies which have been fully satisfied by payment, settled or withdrawn or for which adequate reserves have been established in accordance with GAAP; (d) there is no ongoing, pending or threatened (in writing) audit, examination, investigation or other proceeding with respect to any Taxes of the Company or any of its Subsidiaries; (e) since January 1, 2023, neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of state Law); (f) there are no Liens for Taxes upon any property or assets of the Company or its Subsidiaries, except for Permitted Liens; (g) neither the Company nor any of its Subsidiaries has entered into any “listed transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law); (h) as of the date of this Agreement, neither the Company nor any of its Subsidiaries is aware of any fact or circumstance, or has taken or agreed to take any action, that could reasonably be expected to prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; and (i) at Closing, (i) PropCo shall be classified as an entity disregarded as separate from the Company for U.S. federal income Tax purposes, and (ii) each Owner SPE shall be classified as an entity disregarded as separate from PropCo’s regarded owner for U.S. federal income Tax purposes. 5.16 Material Contracts. (a) The Company has made available, or has caused its Subsidiaries to make available, a true, correct and complete copy, as of the date hereof, of each of the following Contracts (other than any Company Benefit Plans and excluding purchase orders, statements of work and similar commercial documents issued in the ordinary course under and not amending the applicable Contract) to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective assets or businesses are bound (and any material amendments, supplements and modifications thereto) (such Contracts and any such Contracts filed as exhibits to the Company SEC Documents, collectively the “Company Material Contracts”): (i) Contracts with any of the top 5 largest suppliers by purchases made by the Company during the six-month period ended June 30, 2025; (ii) Contracts concerning the establishment or operation of a partnership, joint venture or limited liability company; (iii) Contracts pursuant to which the Company licenses (A) from a third party any material Intellectual Property, other than (i) nonexclusive licenses entered in the ordinary course of business for shrink-wrap, click-wrap or unmodified off-the-shelf software or other generally commercially available software, (ii) licenses granted pursuant to standard commercially available terms, such as, for example, website and Exhibit 2.1 24 mobile application terms and conditions or terms of use, stock photography licenses, and similar Contracts, or (iii) licenses that are implied by or incidental to the sale or purchase of products or services in the ordinary course of business, or (B) to a third party any material Company Owned Intellectual Property, other than non-exclusive licenses (x) granted by the Company to current and former employees, contractors or other services providers in order to enable such Persons to provide services to the Company, or (y) granted to end users of the Company’s products or services in the ordinary course of business; (iv) Contracts containing a covenant materially restricting the ability of the Company to engage in any line of business in any geographic area or to compete with any Person, to market any product or to solicit customers; (v) indentures, credit agreements, loan agreements and similar instruments pursuant to which the Company or any of its Subsidiaries has or will incur or assume any indebtedness for borrowed money or has or will guarantee or otherwise become liable for any indebtedness of any other Person for borrowed money in excess of $500,000, except for equipment financing arrangements, capital leases or other similar instruments entered into in the ordinary course of business; (vi) any Labor Contract; (vii) Contracts for any construction work (including any improvements, additions or expansion) to be performed at any Company Real Property and under which any party thereto has an obligation in excess of $500,000 in the aggregate; (viii) material Contracts under which there has been imposed a Lien (other than a Permitted Lien) on any of the material assets, tangible or intangible, of the Company; or (ix) any Contract not otherwise described in any other subsection of this Section 5.16(a) that is or would be required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or under Item 601(b)(2) or Item 601(b)(4) of Regulation S-K of the SEC. (b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) all Company Material Contracts are legal, valid, binding and in full force and effect and are enforceable by the Company in accordance with their terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought, (ii) the Company and each of its Subsidiaries has performed all obligations required to be performed by it under the Company Material Contracts, and it is not (with or without notice or lapse of time, or both) in material breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder, (iii) since January 1, 2025, no event has occurred that (with or without notice or lapse of time, or both) would constitute a violation or breach of, or default under, any Company Material Contract and (iv) and neither the Company nor any of its Subsidiaries has received written notice of any actual, alleged, possible or potential violation or termination of, or failure to comply with, any term or requirement of any Company Material Contract. 5.17 Intellectual Property (a) Section 5.17(a) of the Company Disclosure Schedule sets forth a list, as of the date hereof, of all (i) issued patents and published pending patent applications, (ii) trademark and service mark registrations and applications, (iii) copyright registrations and applications, and (iv) Internet domain names in each case that are included in the Company Owned Intellectual Property (collectively, the “Company Registered Intellectual Property”). To the Knowledge of the Company, all Company Registered Intellectual Property that is issued or registered is subsisting, and has not been cancelled or abandoned. To the Knowledge of the Company, no Proceeding is pending that challenges the validity, enforceability, registration or ownership of any Company Registered Intellectual Property. Exhibit 2.1 25

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company exclusively owns the Company Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens). (c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted is not infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any Person, and (ii) to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating any Company Owned Intellectual Property. Since January 1, 2023, the Company has not received any written claim, demand, or notice alleging any infringement, misappropriation, dilution, or violation of the Intellectual Property rights of any Person. (d) Each of the Company and its Subsidiaries has taken commercially reasonable measures to protect and preserve the confidentiality of its material trade secrets and other material confidential information. (e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the computer systems, servers, network equipment and other computer hardware owned, leased or licensed by the Company, and used by each of the Company and its Subsidiaries in the conduct of its businesses (“IT Systems”) are adequate and sufficient for the operation of the business of the Company as currently conducted. Each of the Company and its Subsidiaries has implemented commercially reasonable data security, data backup, system redundancy and disaster avoidance and recovery plans or procedures with respect to the IT Systems. 5.18 Data Privacy. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries is, and since January 1, 2023 has been, in compliance with all applicable (i) Privacy Laws, (ii) externally published policies relating to the Company’s processing of Personal Information, and (iii) terms of any agreements to which the Company is bound relating to the Company’s processing of Personal Information. Since January 1, 2023, each of the Company and its Subsidiaries has implemented and maintained commercially reasonable safeguards designed to protect Personal Information in its possession or control as required by applicable Privacy Laws. Since January 1, 2023, neither the Company nor any of its Subsidiaries has received any written communication from any Governmental Entity alleging violations of any Privacy Laws, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, since January 1, 2023, there has been no unauthorized access to or use or disclosure of Personal Information stored in the Company’s or its Subsidiaries’ possession or control that would require notification of individuals, law enforcement, or any Governmental Entity under any applicable Privacy Law, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.19 Insurance. The Company and its Subsidiaries maintain or are otherwise covered by insurance policies covering such risks which policies are adequate for the operation of their businesses and the protection of the assets of the Company and its Subsidiaries and are reasonable and customary for the businesses of Company and its Subsidiaries as compared to Persons of similar size and nature and engaged in the same or similar business. All premiums due and payable under such insurance policies have been paid other than immaterial deficiencies, and the Company and its Subsidiaries are otherwise in compliance in all material respects with the terms and conditions of such policies. To the Knowledge of the Company, such insurance policies are valid and enforceable in accordance with their terms and are in full force and effect, and since January 1, 2023, no written notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such policy other than in the ordinary course of business consistent with past practice or which has been replaced on substantially similar terms prior to the date of such cancellation. There is no claim by the Company or any of its Subsidiaries pending under any such insurance policies which (a) is material and has been denied or disputed by the insurer or (b) has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 5.20 Related Party Transactions. As of the date of this Agreement, other than any Company Exhibit 2.1 26

Benefit Plan and except as set forth in the Company SEC Documents, there are no transactions or series of related transactions, Contracts, or arrangements between the Company or any of its Subsidiaries, on the one hand, and any Related Parties (other than the Subsidiaries of the Company) of the Company or other Persons, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC that have not been so reported (each, a “Company Related Party Agreement”). 5.21 Opinion of Financial Advisor. Macquarie Capital (USA) Inc., the Independent Committee’s financial advisor, has delivered to the Independent Committee its opinion in writing or orally, in which case, such opinion will be subsequently confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the factors, qualifiers, limitations and assumptions set forth therein, the Merger Consideration and the Distribution to be received by the holders of shares of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders of shares of Company Common Stock. A true, correct and complete copy of such opinion will be provided to PropCo Buyer and OpCo Buyer by the Company solely for informational purposes within one Business Day after the date of this Agreement, it being expressly understood and agreed that such opinion is for the information and use of the Independent Committee and may not be relied upon by PropCo Buyer, OpCo Buyer or any other Person for any purpose. 5.22 Investment Company Act. None of the Company or any of its Subsidiaries is registered or required to be registered under the Investment Company Act. 5.23 Broker’s Fees. Except for the fees and expenses of Macquarie Capital (USA) Inc., the Company’s financial advisor, neither the Company nor any of its officers or directors on behalf of the Company has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions. A copy of the engagement letter with Macquarie Capital (USA) Inc. has been made available to PropCo Buyer prior to the date hereof. 5.24 Royal Holdings; PropCo; Owner SPEs; New HoldCo; New OpCo. (a) Each of Royal Holdings, New HoldCo and New OpCo was or will be formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and, (i) prior to the Holdings Merger Effective Time, Royal Holdings will not have engaged in any business or have any liabilities or obligations other than in connection with the transactions contemplated by this Agreement, and (ii) prior to the F Reorganization Effective Time, neither New HoldCo nor New OpCo will have engaged in any business or have any liabilities or obligations other than in connection with the transactions contemplated by this Agreement. (b) (i) PropCo was created solely for the purpose of, and has not engaged in any activity or business other than, owning the PropCo Acquired Interests; and (ii) as of the Closing Date, the only assets of PropCo are the PropCo Acquired Interests. (c) (i) each Owner SPE was created solely for the purpose of, and has not engaged in any activity or business other than, owning its applicable Transferred Real Estate Assets in connection with the transactions contemplated in this Agreement; (ii) as of the Closing Date, the only asset of each Owner SPE is its applicable Transferred Real Estate Assets (and, for the avoidance of doubt, no Owner SPE has any direct or indirect Subsidiaries nor owns any interests in any other Person); and (iii) as of the Closing Date, no Owner SPE has any liabilities (contingent or otherwise) other than Real Property Liabilities. 5.25 No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article 5, none of the Company, any of its Affiliates or any other Person on behalf of the Company makes any express or implied representation or warranty (and there is and has been no reliance by PropCo Buyer, PropCo Merger Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company or its business or with respect to any other information provided, or made available, to PropCo Buyer, PropCo Merger Sub or their respective Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to PropCo Buyer, PropCo Merger Sub or their Representatives or Affiliates or any other Person resulting from PropCo Buyer’s, PropCo Exhibit 2.1 27

Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to PropCo Buyer, PropCo Merger Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of PropCo Buyer, PropCo Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and only to the extent any such information is expressly included in a representation or warranty contained in this Article 5. ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF PROPCO BUYER AND PROPCO MERGER SUB Except (a) as set forth in the disclosure schedule delivered by PropCo Buyer and PropCo Merger Sub to the Company and OpCo Buyer (the “PropCo Buyer Disclosure Schedule”) prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article 6 to which the information in such schedule relates; provided that disclosure in the PropCo Buyer Disclosure Schedule as to a specific representation or warranty shall qualify any other section or subsection of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent that such disclosure relates to such other section or subsection) and (b) as otherwise disclosed in the PropCo Buyer SEC Documents filed since January 1, 2025 and publicly available on or prior to the date hereof (other than any forward-looking disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the PropCo Buyer SEC Documents but including any historical or factual matters disclosed in such sections), PropCo Buyer and PropCo Merger Sub hereby represent and warrant to the Company and OpCo Buyer as follows: 6.1 Corporate Organization. Each of PropCo Buyer and PropCo Merger Sub is a corporation or other entity duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization and has the requisite corporate or other entity power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of PropCo Buyer and PropCo Merger Sub is duly licensed or qualified to do business, and is in good standing, in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification or good standing necessary, except where the failure to be so licensed or qualified or in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The copies of PropCo Buyer’s organizational documents, as most recently filed with PropCo Buyer’s SEC Documents are true, complete and correct copies of such documents as in effect as of the date of this Agreement. 6.2 Capitalization. (a) The authorized capital stock of PropCo Buyer consists of 1,350,000,000 PropCo Buyer Shares and 50,000,000 shares of preferred stock of PropCo Buyer, par value $0.01 per share (“PropCo Buyer Preferred Stock”), of which 12,000,000 shares have been classified as Series A Convertible Preferred Stock, par value $0.01 per share. As of close of business on November 4, 2025, (i) 1,068,811,371 PropCo Buyer Shares (other than treasury shares) were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, including 0 shares of restricted PropCo Buyer Shares, (ii) 0 PropCo Buyer Shares were held in the treasury of PropCo Buyer, (iii) 0 PropCo Buyer Shares are subject to outstanding options, 467,644 PropCo Buyer Shares are subject to outstanding time-based restricted stock grants and a maximum of 1,754,252 PropCo Buyer Shares are subject to outstanding performance based restricted stock unit grants (assuming maximum level of performance), (iv) 8,973,714 PropCo Buyer Shares are reserved for issuance under PropCo Buyer’s equity incentive plans, and (v) no shares of PropCo Buyer Preferred Stock were issued and outstanding. Except as provided above, as of November 4, 2025, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which PropCo Buyer is a party or by which the PropCo Buyer is bound relating to the issued or unissued capital stock or other Equity Interests of PropCo Buyer, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the PropCo Buyer to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the PropCo Buyer. Exhibit 2.1 28

6.3 Authority; Execution and Delivery; Enforceability. Each of PropCo Buyer and PropCo Merger Sub has all necessary corporate or organizational power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions applicable to such party. The execution and delivery by each of PropCo Buyer and PropCo Merger Sub of this Agreement, the performance and compliance by PropCo Buyer and PropCo Merger Sub with each of its obligations herein and the consummation by PropCo Buyer and PropCo Merger Sub of the Transactions applicable to it have been duly authorized by all necessary corporate or organizational action on the part of PropCo Buyer and PropCo Merger Sub, subject to the filings with, and acceptance for record by, the Secretary of State of the State of Minnesota and the Secretary of State of the State of Delaware described in Section 1.8, and no other corporate or organizational proceedings on the part of PropCo Buyer or PropCo Merger Sub and no shareholder votes are necessary to authorize this Agreement or the consummation by PropCo Buyer and PropCo Merger Sub of the Transactions to which it is a party. Each of PropCo Buyer and PropCo Merger Sub has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company and OpCo Buyer of this Agreement, this Agreement constitutes PropCo Buyer’s and PropCo Merger Sub’s legal, valid and binding obligation, enforceable against each of PropCo Buyer and PropCo Merger Sub in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought. No vote of the holders of any class or series of shares of capital stock of PropCo Buyer is required in connection with the execution, delivery and performance of this Agreement and the Merger, including for the payment and issuance of the Merger Consideration at Closing. 6.4 No Conflicts. (a) The execution and delivery of this Agreement by each of PropCo Buyer and PropCo Merger Sub does not and will not, and the performance of this Agreement by each of PropCo Buyer and PropCo Merger Sub will not, (i) conflict with or violate any provision of the certificate of incorporation, bylaws or similar organizational documents of PropCo Buyer or PropCo Merger Sub, as applicable, (ii) assuming that all consents, approvals, authorizations and permits described in Section 6.4(b) have been obtained and all filings and notifications described in Section 6.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to PropCo Buyer or PropCo Merger Sub, or by which any property or asset of PropCo Buyer is bound or affected or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of PropCo Buyer pursuant to, any Contract or Permit to which PropCo Buyer is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, consents, violations, breaches, losses, defaults, Liens or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The execution and delivery of this Agreement by PropCo Buyer and PropCo Merger Sub does not and will not, and the consummation by PropCo Buyer and PropCo Merger Sub of the Transactions and compliance by PropCo Buyer and PropCo Merger Sub with any of the terms or provisions of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act, the Securities Act and the rules and regulations of the NYSE, (ii) those required under the Gaming and Liquor Laws, (iii) the filings and recordation described in Section 1.8, and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 6.5 SEC Documents; Financial Statements; Undisclosed Liabilities. (a) Since January 1, 2025, PropCo Buyer has filed or furnished on a timely basis all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished by PropCo Buyer with the SEC under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act (the “PropCo Buyer SEC Documents”). (b) As of its respective filing date (or, if revised, amended, modified or superseded Exhibit 2.1 29 since the time of filing and prior to the date of this Agreement, as of the date of the most recent supplement, modification or amendment), each PropCo Buyer SEC Document (i) complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such PropCo Buyer SEC Document and the Sarbanes-Oxley Act and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any PropCo Buyer SEC Document. (c) The consolidated financial statements of the PropCo Buyer contained or incorporated by reference in the PropCo Buyer SEC Documents (including, in each case, any notes or schedules thereto) (the “PropCo Buyer SEC Financial Statements”) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and fairly present, in all material respects, the consolidated financial condition and the results of operations, cash flows and changes in shareholders’ equity of the PropCo Buyer and its Subsidiaries, taken as a whole, as of the respective dates of and for the periods referred to in the PropCo Buyer SEC Financial Statements, and were prepared in accordance with GAAP as applied on a consistent basis by the PropCo Buyer (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), subject, in the case of interim PropCo Buyer SEC Financial Statements, to normal year-end adjustments and the absence of notes. (d) Neither PropCo Buyer nor any of its Subsidiaries is a party to, or has any binding commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement, including any Contract relating to any transaction or relationship between or among PropCo Buyer and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate of PropCo Buyer or any of its Subsidiaries, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off- balance sheet arrangements” (as defined in Item 303 of Regulation S-K of the SEC), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, PropCo Buyer, any of its Subsidiaries or such PropCo Buyer’s or Subsidiary’s audited financial statements or other Company SEC Documents. (e) PropCo Buyer has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes- Oxley Act) with respect to all applicable PropCo Buyer SEC Documents. PropCo Buyer has established and maintains disclosure controls and procedures and internal controls over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which such controls and procedures are designed to ensure that all material information concerning PropCo Buyer is made known on a timely basis to the individuals responsible for the preparation of PropCo Buyer SEC Documents. Such controls and procedures have been designed to provide reasonable assurance regarding the reliability of PropCo Buyer’s financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. There were no significant deficiencies or material weaknesses identified in management’s assessment of internal control over financial reporting as of and for the fiscal year ended December 31, 2024 (nor has any such deficiency or weakness been identified as of the date hereof). Neither PropCo Buyer nor, to the Knowledge of PropCo Buyer, PropCo Buyer’s independent registered public accounting firm identified or been made aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to materially affect the PropCo Buyer’s ability to record, process, summarize, and report financial information that have not been subsequently remediated and (ii) any fraud, whether or not material, that involves management or other employees of the PropCo Buyer or any of its Subsidiaries who have a significant role in the PropCo Buyer’s internal controls over financial reporting. (f) There are no liabilities or obligations of PropCo Buyer or any of its Subsidiaries of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued), that would be required by GAAP to be reflected or reserved on a consolidated balance sheet of PropCo Buyer (or the notes thereto) except (i) as disclosed, reflected or reserved against in the most recent balance sheet included in PropCo Buyer SEC Financial Statements or the notes thereto as Exhibit 2.1 30 required by GAAP, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in PropCo Buyer SEC Financial Statements, (iii) for liabilities and obligations arising out of or in connection with this Agreement, the Merger or the Transactions and (iv) for liabilities and obligations that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect. (g) PropCo Buyer is in compliance in all material respects with the applicable listing and corporate governance rules of the NYSE. 6.6 Absence of Certain Changes or Events. Since September 30, 2025 through the date of this Agreement, (a) PropCo Buyer and PropCo Merger Sub has conducted its business in all material respects in the ordinary course and in a manner consistent with past practice and (b) there has not been any event, circumstance, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. 6.7 Legal Proceedings. There is no Proceeding by any Governmental Entity or other Person pending, or, to the Knowledge of PropCo Buyer, threatened against PropCo Buyer or PropCo Merger Sub that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, and neither PropCo Buyer nor PropCo Merger Sub is subject to any outstanding Order that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or that challenges the validity or propriety of the Merger. 6.8 Compliance with Laws. Each of PropCo Buyer and PropCo Merger Sub is in compliance, and since January 1, 2025 (or in case of PropCo Merger Sub, its formation) has been in compliance, with all Laws (including Gaming and Liquor Laws) applicable to the PropCo Buyer, PropCo Merger Sub or any material assets owned or used by PropCo Buyer or PropCo Merger Sub (except for such past non-compliance as has been remedied and imposes no continuing obligations or costs on PropCo Buyer or PropCo Merger Sub) except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. Since January 1, 2025 (or in case of PropCo Merger Sub, its formation), neither PropCo Buyer nor PropCo Merger Sub has received any written communication from a Governmental Entity that alleges that PropCo Buyer or PropCo Merger Sub is not in compliance with any such applicable Law, except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. 6.9 Proxy Statement. None of the information supplied or to be supplied by PropCo Buyer or PropCo Merger Sub for inclusion or incorporation by reference in the Proxy Statement, Registration Statement, Other Required Company Filing, Other Required OpCo Buyer Filing, Other Required PropCo Buyer Filing or Schedule 13E-3 will, at the date that any such SEC Filing or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by PropCo Buyer or PropCo Merger Sub to such portions thereof that relate expressly to the Company, OpCo Buyer, or their respective Subsidiaries or to statements made therein based on information supplied by or on behalf of Company, OpCo Buyer, or their respective Subsidiaries for inclusion or incorporation by reference therein). The Registration Statement and Other Required PropCo Buyer Filing will comply as to form in all material respects with the requirements of the Exchange Act, Securities Act and any other applicable Law. 6.10 Ownership of Company Capital Stock. Neither PropCo Buyer nor PropCo Merger Sub beneficially owns any Shares or other Equity Interests in the Company as of the date hereof. Neither PropCo Buyer nor PropCo Merger Sub is, nor at any time during the last four years has it been, an “interested shareholder” of the Company as defined in Section 302A.011, subdivision 49 of the MBCA (other than as contemplated by this Agreement). 6.11 Solvency. After giving effect to the consummation of the Merger, the Surviving Company will not (i) be insolvent (either because its financial condition is such that the sum of its liabilities is Exhibit 2.1 31 greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its liabilities as they come due), (ii) have unreasonably small capital with which to engage in its business or fail to satisfy any capital adequacy requirements under applicable Law or (iii) have incurred obligations beyond its ability to pay them as they become due. 6.12 Ownership of PropCo Merger Sub. All of the outstanding membership interests of PropCo Merger Sub have been duly authorized and validly issued. All of the issued and outstanding membership interests of PropCo Merger Sub are, and at the Effective Time will be, owned directly or indirectly by PropCo Buyer. PropCo Merger Sub was formed solely for purposes of the Merger and, except for matters incident to formation and execution and delivery of this Agreement and the performance of the Transactions, has not prior to the date hereof engaged in any business or other activities. 6.13 Tax Matters. Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) all Tax Returns that are required to be filed by or with respect to PropCo Buyer or any of its Subsidiaries have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete, and accurate; (b) PropCo Buyer and its Subsidiaries have timely paid all Taxes due and owing by them, including any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, or other third party (in each case, whether or not shown on any Tax Return), other than Taxes being contested in good faith by appropriate proceedings or for which adequate reserves have been established in accordance with GAAP on the financial statements of PropCo Buyer and its Subsidiaries; (c) PropCo Buyer (i) for all taxable years beginning with the taxable year ended December 31, 2022 through its taxable year ended December 31, 2024, has been organized and operated in conformity with the requirements to qualify for taxation as a real estate investment trust within the meaning of Sections 856 through 860 of the Code (a “REIT”); (ii) has operated since January 1, 2025 through the date hereof, and as of the date hereof intends to continue to so operate, in such a manner as to enable PropCo Buyer to continue to meet the requirements to qualify for taxation as a REIT; and (iii) as of the date hereof, has not taken or omitted to take any action that could reasonably be expected to result in its failure to qualify for taxation as a REIT, and no challenge by the IRS or any other Governmental Entity to its status or qualification for taxation as a REIT is pending or, to the Knowledge of PropCo Buyer, threatened; (d) as of the date of this Agreement, neither PropCo Buyer nor any of its Subsidiaries is aware of any fact or circumstance, or has taken or agreed to take any action, that could reasonably be expected to prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; and (e) PropCo Merger Sub is, since its formation has been, and at the Effective Time will be, properly treated as a disregarded entity of PropCo Buyer for U.S. federal income tax purposes. 6.14 No Shareholder and Management Arrangements. Except for this Agreement, or as expressly authorized by the Independent Committee, neither PropCo Buyer or PropCo Merger Sub, nor any of their respective Affiliates, is a party to any Contracts, or has made or entered into any formal or informal arrangements or other understandings (including as to continuing employment), with any shareholder, director or officer of the Company relating to this Agreement, the Merger or any other Transactions, or the Surviving Company or any of its Affiliates, businesses or operations from and after the Effective Time. 6.15 Broker’s Fees. Except for the fees and expenses of Deutsche Bank Securities Inc., PropCo Buyer’s financial advisor, neither PropCo Buyer nor PropCo Merger Sub nor any of their respective officers or directors on behalf of PropCo Buyer or PropCo Merger Sub has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions. Exhibit 2.1 32

6.16 No Other Representations and Warranties. Each of PropCo Buyer and PropCo Merger Sub has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company that it and its Representatives have requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Each of PropCo Buyer and PropCo Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes, and none of PropCo Buyer or PropCo Merger Sub has relied upon, any express or implied representation or warranty with respect to the Company or with respect to any other information provided to PropCo Buyer or PropCo Merger Sub in connection with the Transactions including the accuracy or completeness thereof other than the representations and warranties contained in Article 5. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Company Disclosure Schedule or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” or reviewed by PropCo Buyer or any of its Affiliates, or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives) or management presentations or due diligence discussions that have been or shall hereafter be provided to or engaged in with PropCo Buyer or any of its Affiliates or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives are not and will not be deemed to be representations or warranties of the Company or any of its Affiliates or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing, except as may be expressly set forth in Article 5. Each of PropCo Buyer and PropCo Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Affiliates, shareholders, controlling persons or Representatives shall not have any liability or responsibility whatsoever to PropCo Buyer, PropCo Merger Sub, or their respective Affiliates, shareholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or statements made (or any omissions therefrom), to PropCo Buyer, PropCo Merger Sub, or any of their respective Affiliates, shareholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Article 5. ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF OPCO BUYER Except as set forth in the disclosure schedule delivered by OpCo Buyer to the Company and PropCo Buyer (the “OpCo Buyer Disclosure Schedule”) prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article 7 to which the information in such schedule relates; provided that disclosure in the OpCo Buyer Disclosure Schedule as to a specific representation or warranty shall qualify any other section or subsection of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent that such disclosure relates to such other section or subsection), OpCo Buyer hereby represent and warrant to the Company and PropCo Buyer as follows: 7.1 Corporate Organization. OpCo Buyer is a limited liability company duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization and has the requisite corporate or other entity power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted. OpCo Buyer is duly licensed or qualified to do business, and is in good standing, in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing, qualification, or good standing necessary, except where the failure to be so licensed or qualified or in good standing, has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 7.2 Authority; Execution and Delivery; Enforceability. OpCo Buyer has all necessary Exhibit 2.1 33 limited liability company power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions applicable to such party, including the OpCo Sale. The execution and delivery by OpCo Buyer of this Agreement, the performance and compliance by OpCo Buyer with each of its obligations herein and the consummation by OpCo Buyer of the Transactions applicable to it have been duly authorized by all necessary corporate action on the part of OpCo Buyer, and no other limited liability company proceedings on the part of OpCo Buyer and no shareholder or member votes are necessary to authorize this Agreement or the consummation by OpCo Buyer of the Transactions to which it is a party. OpCo Buyer has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, PropCo Buyer and PropCo Merger Sub of this Agreement, this Agreement constitutes OpCo Buyer’s legal, valid and binding obligation, enforceable against OpCo Buyer in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought. 7.3 No Conflicts. (a) The execution and delivery of this Agreement by OpCo Buyer does not and will not, and the performance of this Agreement by OpCo Buyer will not, (i) conflict with or violate any provision of the certificate of incorporation, bylaws or similar organizational documents of OpCo Buyer, (ii) assuming that all consents, approvals, authorizations and permits described in Section 7.3(b) have been obtained and all filings and notifications described in Section 7.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to OpCo Buyer or any other Subsidiary of OpCo Buyer (each a “OpCo Buyer Subsidiary” and, collectively, the “OpCo Buyer Subsidiaries”), or by which any property or asset of OpCo Buyer or any OpCo Buyer Subsidiary is bound or affected or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of OpCo Buyer or any OpCo Buyer Subsidiary pursuant to, any Contract or Permit to which OpCo Buyer or any OpCo Buyer Subsidiary is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, consents, violations, breaches, losses, defaults, Liens or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The execution and delivery of this Agreement by OpCo Buyer does not and will not, and the consummation by OpCo Buyer of the Transactions and compliance by OpCo Buyer with any of the terms or provisions of this Agreement will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act, (ii) those required under the Gaming and Liquor Laws listed on Section 7.3(b) of the OpCo Buyer Disclosure Schedule, and (iii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 7.4 Legal Proceedings. There is no Proceeding by any Governmental Entity or other Person pending, or, to the Knowledge of OpCo Buyer, threatened against OpCo Buyer that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, and OpCo Buyer is not subject to any outstanding Order that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or that challenges the validity or propriety of the OpCo Sale. 7.5 Licensability and Compliance with Laws. (a) OpCo Buyer is in compliance, and since its date of formation on October 21, 2025, has been in compliance, with all Laws (including Gaming and Liquor Laws) applicable to OpCo Buyer or any material assets owned or used by OpCo Buyer (except for such past non-compliance as has been remedied and imposes no continuing obligations or costs on OpCo Buyer) except where any non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. (b) Since January 1, 2025, OpCo Buyer has not received any written communication from a Governmental Entity that alleges that OpCo Buyer or any of its owners, directors, officers, and individuals Exhibit 2.1 34 performing management functions are not in compliance with any applicable Law, except where any non- compliance, individually or in the aggregate, has not had and would not reasonably be expected to have, a Material Adverse Effect. (c) Neither OpCo Buyer nor, to its Knowledge, any of its officers, directors, managers, members, stockholders or Affiliates that may be reasonably considered in the process of determining the qualification of OpCo Buyer for suitability to hold a Gaming and Liquor Approval (any such Person, including OpCo Buyer, the “OpCo Buyer Licensing Affiliates”) has ever (i) been placed on a list of persons excluded from owning, management, or involvement with the gaming industry in any jurisdiction (ii) had an application for a Gaming and Liquor Approval be denied, or withdrawn an application for a Gaming and Liquor Approval with prejudice, or (iii) had a Gaming and Liquor Approval terminated, suspended, limited, revoked, or conditioned (other than conditions applicable to all such licenses or Gaming and Liquor Approvals). OpCo Buyer and each of the OpCo Buyer Licensing Affiliates that are licensed (collectively, the “OpCo Buyer Licensed Parties”) are in good standing with the Gaming and Liquor Authority in each of the jurisdictions in which the OpCo Buyer Licensed Parties or their respective Affiliates own or operate gaming facilities. (d) Since January 1, 2025, none of the OpCo Buyer Licensed Parties has received, any written claim, demand, notice, complaint, court order or administrative order from any Governmental Entity, or relating to any violation or possible violation of any Gaming and Liquor Laws other than as would not be reasonably likely, individually or in the aggregate, to result in the revocation, suspension or imposition of conditions upon any Gaming and Liquor Approval held by OpCo Buyer or any of the OpCo Buyer Licensing Affiliates or materially impair or delay the Closing. To the Knowledge of the OpCo Buyer, there are no facts that if known to the Gaming and Liquor Authorities could, under the Gaming and Liquor Laws, reasonably be expected to materially impair or delay the Closing. 7.6 Financial Ability. As of the date of this Agreement, OpCo Buyer has received and delivered to the Company and PropCo Buyer an executed debt commitment letter, dated as of the date hereof (including all exhibits, schedules and annexes thereto and the Redacted Fee Letter (as defined below), collectively, as amended, the “Debt Commitment Letter”), from Santander US Capital Markets LLC (“Lender”), pursuant to which Lender has committed, subject to the terms and conditions set forth therein, to provide to OpCo Buyer debt financing in the amount set forth therein (the “Debt Financing” and, sometimes referred to herein as the “Financing”), for the purposes set forth therein. A true and complete copy of Debt Commitment Letter (other than the Redacted Fee Letter) has been previously provided to the Company and PropCo Buyer, and the Debt Commitment Letter has not been amended or modified in any manner prior to the date of this Agreement. As of the date hereof, the Debt Commitment Letter is a legal, valid, binding and enforceable obligation of the OpCo Buyer and, to the Knowledge of the OpCo Buyer, each other party thereto and in full force and effect, has not been amended, modified, withdrawn, terminated or rescinded in any respect, and does not contain any material misrepresentation by OpCo Buyer and, to the Knowledge of the OpCo Buyer, no event has occurred which (with or without notice, lapse of time or both) would reasonably be expected to constitute a breach thereunder on the part of OpCo Buyer. No amendment or modification to, or withdrawal, termination or rescission of, the Debt Commitment Letter is currently contemplated, and the respective commitments contained in the Debt Commitment Letter have not been withdrawn or rescinded in any respect. Assuming (i) the satisfaction of the conditions set forth in Article 9, (ii) the truth and accuracy of the representations and warranties set forth in Article 5 and Article 6, and (iii) that the Company and PropCo Buyer comply in all material respects with their respective obligations hereunder, as of the date hereof, the aggregate proceeds contemplated by the Debt Commitment Letter (both before and after giving effect to the exercise of any or all “market flex” provisions related thereto) will be sufficient for OpCo Buyer to consummate the transactions contemplated by this Agreement, and to satisfy all of the obligations of OpCo Buyer under this Agreement, including (x) paying the OpCo Purchase Price at Closing, (y) effecting the repayment or refinancing of the Debt of the Company (other than Debt in respect of the Company Credit Agreement which is to be economically assumed and repaid by the PropCo Buyer in accordance with this Agreement) as of the Closing Date required to be repaid or refinanced in connection with the Closing and (z) paying all fees and expenses of OpCo Buyer and its Affiliates (and to the extent OpCo Buyer is responsible therefor under this Agreement, any other Person) related to the transactions contemplated by this Agreement, including the Financing that are due and payable at the Closing (collectively, the “Financing Purposes”). OpCo Buyer has not incurred any obligation, Exhibit 2.1 35 commitment, restriction or liability of any kind, and is not contemplating or aware of any obligation, commitment, restriction or liability of any kind, in either case which would reasonably be expected to impair or adversely affect such resources. As of the date hereof, except for the fee letter referred to in the Debt Commitment Letter (a true and complete copy of which fee letter has been provided to the Company, with only customary matters not affecting conditionality redacted) (such fee letter, the “Redacted Fee Letter”), there are no side letters or other agreements, contracts, arrangements or understandings that could reasonably be expected to prevent, impair or delay the consummation of the Transactions other than as expressly set forth in the Debt Commitment Letter. As of the date hereof, neither the Redacted Fee Letter nor any other Contract between Lender, on the one hand, and OpCo Buyer or any of its Affiliates, on the other hand, contains any conditions precedent or other contingencies (x) related to the funding of the full amount of the Financing or any provisions that could reduce the aggregate amount of the Financing set forth in the Debt Commitment Letter or the aggregate proceeds contemplated by the Debt Commitment Letter or (y) that could otherwise adversely affect the conditionality, enforceability or availability of the Debt Commitment Letter with respect to all or any portion of the Financing, it being understood and agreed that (i) debt financing obtained and funded on or prior to the Closing Date pursuant to one or more customary engagement letters with respect to the provision of any Permanent Financing (as defined in the Debt Commitment Letter) and applied to pay the OpCo Purchase Price may reduce the aggregate amount of the Financing set forth in the Debt Commitment Letter or the aggregate proceeds contemplated by the Debt Commitment Letter, in each case in an aggregate principal amount not to exceed the proceeds thereof applied to pay the OpCo Purchase Price on the Closing Date so long as the foregoing could not adversely affect the conditionality, enforceability or availability of the Debt Commitment Letter with respect to all or any portion of the Financing and (ii) there may exist side letters solely with respect to the payment of de minimis fees, credits and/or appointment or roles and/or titles, in each case that do not impact the conditionality or aggregate amounts committed pursuant to the Financing and could not reasonably be expected to prevent, impair or delay the consummation of the Transactions. OpCo Buyer understands and acknowledges that under the terms of this Agreement, OpCo Buyer’s obligation to consummate the transactions contemplated by this Agreement is not in any way contingent upon or otherwise subject to OpCo Buyer’s consummation of any financing arrangements, OpCo Buyer’s obtaining of any financing or the availability, grant, provision or extension of any financing to OpCo Buyer. As of the date hereof, OpCo Buyer (A) is not in breach of any of the terms or conditions set forth in the Debt Commitment Letter and no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of OpCo Buyer or, to the Knowledge of OpCo Buyer, any other party thereto under any term or condition of the Debt Commitment Letter or (B) assuming (i) the satisfaction of the conditions set forth in Article 9, (ii) the truth and accuracy of the representations and warranties set forth in Article 5 and Article 6, and (iii) that the Company and PropCo Buyer comply in all material respects with their respective obligations hereunder, as of the date hereof, does not have any reason to believe that any of the conditions to the Financing would not be expected to be satisfied on a timely basis or that the Financing would not be expected to be available to OpCo Buyer on the date on which the Closing should occur pursuant to Section 1.7. As of the date of this Agreement, OpCo Buyer has fully paid or caused to be fully paid any and all commitment fees, expense reimbursement obligations or other amounts that are required to be paid by OpCo Buyer in respect of the Debt Commitment Letter that are earned, due and payable on or prior to the date hereof. To the extent this Agreement must be in a form acceptable to the Lender, the Lender has approved this Agreement. OpCo Buyer affirms that it is not a condition to Closing or to any of its obligations under this Agreement that OpCo Buyer obtains financing for the transactions contemplated by this Agreement. 7.7 Proxy Statement. None of the information supplied or to be supplied by OpCo Buyer for inclusion or incorporation by reference in the Proxy Statement, Registration Statement, Other Required Company Filing, Other Required OpCo Buyer Filing, Other Required PropCo Buyer Filing or Schedule 13E-3 will, at the date that any such SEC Filing or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by OpCo Buyer to such portions thereof that relate expressly to the Company, PropCo Buyer or their respective Subsidiaries or to statements made therein based on information supplied by or on behalf of Company, PropCo Buyer or their respective Subsidiaries for inclusion or incorporation by reference therein). The Other Required OpCo Buyer Filing and Schedule 13E-3 will comply as to form in all material respects with the requirements of the Exchange Act, Securities Act and any other applicable Law. Exhibit 2.1 36

7.8 Ownership of Company Capital Stock. None of OpCo Buyer or any OpCo Buyer Subsidiary beneficially owns any Shares or other Equity Interests in the Company as of the date hereof. OpCo Buyer is not, and has not at any time during the last four years has it been, an “interested shareholder” of the Company as defined in Section 301A.011, subdivision 49 of the MBCA (other than as contemplated by this Agreement). 7.9 Solvency. After giving effect to the consummation of the OpCo Sale, OpCo Buyer will not (i) be insolvent (either because its financial condition is such that the sum of its liabilities is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its liabilities as they come due), (ii) have unreasonably small capital with which to engage in its business or fail to satisfy any capital adequacy requirements under applicable Law or (iii) have incurred obligations beyond its ability to pay them as they become due. 7.10 No Shareholder and Management Arrangements. Except for this Agreement, or as expressly authorized by the Independent Committee, neither OpCo Buyer nor any of its respective Affiliates, is a party to any Contracts, or has made or entered into any formal or informal arrangements or other understandings (including as to continuing employment), with any shareholder, director or officer of the Company relating to this Agreement, OpCo Sale, the Merger or any other Transactions, or the Surviving Company or any of its Affiliates, businesses or operations from and after the Effective Time. 7.11 Broker’s Fees. Except for the fees and expenses of Santander US Capital Markets LLC, OpCo Buyer’s financial advisor, neither OpCo Buyer nor any OpCo Buyer Subsidiary nor any of their respective officers or directors on behalf of OpCo Buyer or such OpCo Buyer Subsidiary has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions. 7.12 No Other Representations and Warranties. OpCo Buyer has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, contracts and other assets of the Company that it and its Representatives have requested to review, and that it and its Representatives have had full opportunity to meet with the management of the Company and to discuss the business and assets of the Company. OpCo Buyer acknowledges that neither the Company nor any Person on behalf of the Company makes, and OpCo Buyer has not relied upon, any express or implied representation or warranty with respect to the Company or with respect to any other information provided to OpCo Buyer in connection with the Transactions including the accuracy or completeness thereof other than the representations and warranties contained in Article 5. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Company Disclosure Schedule or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” or reviewed by OpCo Buyer or any of its Affiliates, or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives) or management presentations or due diligence discussions that have been or shall hereafter be provided to or engaged in with OpCo Buyer or any of its Affiliates or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives are not and will not be deemed to be representations or warranties of the Company or any of its Affiliates or any of its or their respective directors, officers, employees, shareholders, partners, members, agents or representatives, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing, except as may be expressly set forth in Article 5. Each of OpCo Buyer acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Affiliates, shareholders, controlling persons or Representatives shall not have any liability or responsibility whatsoever to OpCo Buyer, any OpCo Buyer Subsidiary, or their respective Affiliates, shareholders, controlling persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available (including in any data rooms, management presentations, information or descriptive memorandum or supplemental information), or Exhibit 2.1 37 statements made (or any omissions therefrom), to OpCo Buyer, any OpCo Buyer Subsidiary, or any of their respective affiliates, shareholders, controlling persons or Representatives, except as and only to the extent expressly set forth in Article 5. ARTICLE 8 COVENANTS 8.1 Conduct of Business by the Company Pending the Closing. Between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article 10, except (w) as set forth in Section 8.1 of the Company Disclosure Schedule, (x) as required by applicable Law (including Gaming and Liquor Laws), (y) as otherwise expressly contemplated by any other provision of this Agreement, including consummating or effecting the Pre-Closing Restructuring or (z) with the prior written consent (email being sufficient) of PropCo Buyer and OpCo Buyer, in each case, such consent not to be unreasonably withheld, conditioned or delayed (collectively, the “IOC Exceptions”), the Company will, and will cause its Subsidiaries to, (i) conduct its operations in all material respects in the ordinary course of business, (ii) use commercially reasonable efforts to keep available the services of the current officers, key employees and consultants of the Company and its Subsidiaries, (iii) use commercially reasonable efforts to preserve the goodwill and current relationships of the Company and its Subsidiaries with material customers, suppliers and other Persons with which the Company or any of its Subsidiaries has significant business relations and (iv) use commercially reasonable efforts to keep intact in all material respects its material assets and properties. Without limiting the foregoing, except in accordance with an IOC Exception (provided that (1) clauses (w) and (x) of the IOC Exceptions shall not apply to clauses (c)(i), (r), (s) and (t) and, with respect to matters relating to the Transferred Real Estate Assets, (v) and, with respect to matters relating to the foregoing clauses referenced in this parenthetical, (aa), below, that (2) PropCo Buyer may withhold its consent in its sole discretion with respect to each of the foregoing clauses referenced in this parenthetical and with respect to clauses (a), (b), (e), (f), (g), (h), (o), (q), (y) and (z) and, with respect to matters relating to the foregoing clauses referenced in this parenthetical, (aa), below, and (3) OpCo Buyer may withhold its consent in its sole discretion with respect to clauses (a), (b), (e), (f), (g), (h), (q), (y) and (z) below), the Company shall not, and shall cause its Subsidiaries not to, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article 10, directly or indirectly, take any of the following actions: (a) amend its certificate of incorporation or bylaws or equivalent organizational documents (including the organizational documents of any of the PropCo Acquired Companies following the formation or incorporation of such PropCo Acquired Companies); (b) issue, sell, pledge, dispose of, abandon, grant, transfer or encumber any shares of capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries, other than the issuance of Shares (i) upon the exercise of Company Options, (ii) upon vesting or settlement of Company RSU Awards, Company PSU Awards or Company Restricted Stock outstanding as of the date hereof or granted in compliance with this Agreement, or (iii) upon vesting or settlement of Company RSU Awards or Company Restricted Stock to directors of the Company outstanding as of the date hereof or granted in accordance with the Company’s plan of compensation for outside directors in effect on the date hereof, in each case, on or before the Equity Award Settlement Date, and in each case solely to extent that the number of issued and outstanding Shares, on a fully diluted basis, does not at any time exceed the fully-diluted capitalization of the Company as set forth in Section 5.2(a); (c) sell, pledge, dispose of, transfer, guarantee or encumber any of the (i) Transferred Real Estate Assets or any portion thereof or any equity in the PropCo Acquired Companies, or (ii) any other material property or assets of the Company or any of its Subsidiaries (other than Intellectual Property), except in the case of clause (ii), (A) pursuant to existing Contracts set forth on Section 8.1(c)(ii) of the Company Disclosure Schedule, or (B) the sale or purchase of goods (other than any Transferred Real Estate Assets) in the ordinary course of business that do not exceed $5,000,000 in the aggregate; (d) sell, assign, pledge, transfer, exclusively license, abandon, or otherwise dispose of any Company Owned Intellectual Property, except in the ordinary course of business; Exhibit 2.1 38

(e) declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other Equity Interests, except for (i) the declaration and payment of quarterly dividends or other distributions by the Company in the ordinary course of business consistent with past practice for which the record date and payment date are on or before the Effective Time, (ii) the declaration and payment of dividends or other distributions by any Subsidiary of the Company to its parent entity, (iii) the accrual of dividend equivalents on Company RSU Awards, Company PSU Awards or Company Restricted Stock outstanding as of the date hereof or granted in compliance with this Agreement, in the ordinary course of business consistent with past practice for which the record date and payment date with respect to a corresponding quarterly dividend are on or before the Equity Award Settlement Date, (iv) the payment of accrued dividends or dividend equivalents in cash upon the vesting or settlement of Company RSU Awards, Company PSU Awards and Company Restricted Stock outstanding as of the date of this Agreement or granted after the date hereof in accordance with Section 8.1(b) on or before the Equity Award Settlement Date, (v) the Distribution, or (vi) any distributions in connection with satisfying the condition set forth in Section 9.3(i); (f) reclassify, combine, split, subdivide or amend the terms of or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other Equity Interests of the Company or any of its Subsidiaries, other than any forfeiture of Company Options, Company RSU Awards, Company PSU Awards or Company Restricted Stock or the withholding or surrender of Equity Interests upon the exercise, vesting or settlement of Company Options, Company RSU Awards, Company PSU Awards or Company Restricted Stock in satisfaction of the exercise price and/or tax withholding thereunder; (g) merge or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries; (h) acquire (including by merger, consolidation, or acquisition of stock or assets) any Person or all or substantially all of the assets of any Person or business, other than acquisitions of inventory, raw materials and other property in the ordinary course of business; (i) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for (whether directly, contingently or otherwise), the obligations of any Person for borrowed money, except for borrowings under the Company’s Revolver Facility for working capital and general corporate purposes in the ordinary course of business, and pursuant to Section 8.22(a) (provided, that at no time may the amount outstanding under the Revolver Facility exceed $75,000,000), or (ii) make any repayment of indebtedness for borrowed money that would result in the outstanding amount of indebtedness for borrowed money as of the Closing being less than the Target Debt Amount; (j) make any loans, advances or capital contributions to, or investments in, any other Person in excess of $5,000,000 in the aggregate; (k) terminate, cancel or renew, or agree to any material amendment to or waiver under any Company Material Contract, or enter into or amend any Contract that, if existing on the date hereof, would be a Company Material Contract or Company Related Party Agreement, in each case other than in the ordinary course of business; (l) enter into, or cause or permit any Subsidiary of the Company to enter into, any Lease, or any amendment or modification to, or termination or cancellation of, any Lease, except: (w) entering into any amendment or modification to, or termination or cancellation of, any Lease that does not affect the Transferred Real Estate Assets that would not, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (x) entering into any amendment or modification to, or termination or cancellation of a Tenant Lease in the ordinary course of business, (y) with respect to new Tenant Leases having an initial term of 3 years or less or extensions of existing Tenant Leases which extend the current term by 5 years or less, in the case of both (x) and (y) above, to the extent such transaction is an arm’s-length transaction on market terms, and (z) extensions of any existing Tenant Lease where the extension or renewal option or right is exercisable by the tenant pursuant to the terms of such Tenant Lease without the consent or approval of the Company or its Subsidiaries; Exhibit 2.1 39

(m) make any capital expenditure in excess of (A) the Company’s capital expenditure budget as disclosed to OpCo Buyer and PropCo Buyer prior to the date hereof (“Capital Expenditure Budget”) and (B) if the Closing has not occurred on or prior to the last fiscal year provided for in the Capital Expenditure Budget, for the period beginning on January 1 of the next such fiscal year, the Company’s capital expenditure budget consistent with the Capital Expenditure Budget as adjusted for inflation as measured by the Consumer Price Index published by the U.S. Bureau of Labor Statistics (“Adjusted Capital Expenditure Budget”), in the case of each of clause (A) and clause (B), other than (i) expenditures made in response to operational emergencies or (ii) capital expenditures, not made in response to operational emergencies, that are not in excess of $5,000,000 individually or $15,000,000 in the aggregate plus the total amount of capital expenditures reflected in the Capital Expenditure Budget or the Adjusted Capital Expenditure Budget; (n) except (i) in the ordinary course of business, (ii) to the extent required by this Agreement, applicable Law or the terms of any Company Benefit Plan or Contract or (iii) as would not result in PropCo Buyer or PropCo Merger Sub to incur any obligations or liability, (A) materially increase the compensation or benefits payable or to become payable to the directors or executive officers of the Company or any of its Subsidiaries, or (B) materially amend any Company Benefit Plan, or establish, adopt, or enter into any new such arrangement that if in effect on the date hereof would be a material Company Benefit Plan; (o) fail to maintain all financial books and records in all material respects in accordance with GAAP (or any binding interpretation thereof), make any change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a Governmental Entity; (p) compromise, settle or agree to settle any Proceeding other than compromises, settlements or agreements in the ordinary course of business that involve only the payment of monetary damages, net of insurance proceeds, not in excess of $3,000,000 individually or $6,000,000 in the aggregate, in any case without the imposition of equitable relief on, or the admission of wrongdoing by, the Company; (q) except in the ordinary course of business, make (to the extent inconsistent with past practice), change or revoke any material Tax election, adopt or change any material Tax accounting method, or settle or compromise any material Tax claim, audit or assessment; (r) agree to voluntarily change or attempt to change, or cause or permit any of the Company’s Subsidiaries or PropCo Acquired Companies to agree to voluntarily change or attempt to change, the current zoning of any of the Subject Properties or any material entitlements with respect to the Subject Properties; (s) create, incur or suffer to exist any Lien in any way affecting the Transferred Real Estate Assets (other than a Permitted Lien) or the PropCo Acquired Interests (other than Liens under applicable securities Laws); (t) cause or permit any of the PropCo Acquired Companies to acquire any material real property or interest therein other than the Transferred Real Estate Assets and PropCo Acquired Interests, as applicable; (u) enter into any new line of business or form or enter into any new funds or joint ventures; (v) negotiate, enter into, or otherwise amend any Labor Contract; (w) cancel any of the Company’s or any its Subsidiaries insurance policies or fail to pay the premiums on any such insurance policies such that such failure causes a cancellation of such policy, or fail to use commercially reasonable efforts to maintain such policies or obtain comparable substitutes in the ordinary course of business consent with past practice; (x) notwithstanding the foregoing clause (k), enter into or amend any Contract that, if existing on the date hereof, would be a Company Related Party Agreement relating to the business conducted at and use and operation of the Transferred Real Estate Assets; Exhibit 2.1 40

(y) cause or permit New HoldCo or any of the PropCo Acquired Companies to incur or otherwise be responsible for any Transaction Expenses; (z) establish or create any entity that is taxed as a C corporation for U.S. federal income tax purposes or convert (including by making a check the box election on IRS Form 8832) any entity into an entity that is taxed as a C corporation for U.S. federal income tax purposes; or (aa) authorize or enter into any Contract or otherwise make any commitment to do any of the foregoing. 8.2 Access to Information; Confidentiality. (a) From the date of this Agreement to the earlier of the Effective Time and the termination of this Agreement in accordance with Article 10, the Company shall, and shall cause each of its Subsidiaries, to: (i) provide to PropCo Buyer, PropCo Merger Sub and OpCo Buyer, and each of their respective Representatives reasonable access during normal business hours in such a manner as not to interfere unreasonably with the business conducted by the Company or its Subsidiaries, upon reasonable advance prior notice to the Company, to the officers, employees, properties (including the Company Real Property), offices and other facilities of the Company or its Subsidiaries and to the books and records thereof and (ii) furnish during normal business hours upon prior notice such information concerning the business, properties (including the Company Real Property), assets and liabilities of the Company or its Subsidiaries as PropCo Buyer, OpCo Buyer or their respective Representatives may reasonably request in writing, in each case, for purposes of facilitating, in connection with or relating to the consummation of the Transactions or PropCo Buyer’s or OpCo Buyer’s, or their respective Affiliates integration and post-Closing operational planning; provided that any such access shall be conducted at PropCo Buyer’s or OpCo Buyer’s, as applicable, sole expense and the Company shall not be required to afford such access or furnish such information to the extent that the Company believes that doing so would: (A) except with respect to access to the Company Real Property, result in the loss of attorney-client privilege (but the Company shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege), (B) except with respect to access to the Company Real Property, result in the disclosure of any trade secrets of third parties or otherwise breach, contravene or violate any effective Contract existing on the date hereof to which the Company is a party (so long as, the Company has used its commercially reasonable efforts to obtain permission or consent of such third party to such disclosure), (C) breach, contravene or violate any applicable Law, (D) except with respect to access to the Company Real Property, result in the disclosure of materials provided to the Company Board or Independent Committee or resolutions or minutes of the Company Board or Independent Committee, in each case, that were provided to the Company Board or Independent Committee in connection with its consideration of the Merger or the sale process or (E) permit subsurface or other invasive environmental investigation or sampling. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to provide any access or furnish any information pursuant to this Section 8.2 to the extent such access or information is reasonably pertinent to a Proceeding where the Company or any of its Affiliates, on the one hand, and PropCo Buyer or any of its Affiliates or OpCo Buyer or any of its Affiliates, as applicable, on the other hand, are adverse parties or reasonably likely to become adverse parties. The Company may, as it deems advisable and necessary, reasonably designate any competitively sensitive material to be provided to PropCo Buyer and PropCo Merger Sub or OpCo Buyer, as applicable, under this Section 8.2 as “Outside Counsel Only Material.” Such materials and information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside legal counsel to employees (including in-house legal counsel), officers, directors or other independent contractors (including accountants and expert witnesses) of the recipient unless express permission is obtained in advance from the source of the materials or its legal counsel. No information or knowledge obtained by PropCo Buyer or OpCo Buyer in any investigation pursuant to this Section 8.2 will affect or be deemed to modify any representation, warranty, covenant, condition or obligation under this Agreement. (b) The Confidentiality Agreement, dated as of August 20, 2025 by and between the Company and an Affiliate of PropCo Buyer (the “Confidentiality Agreement”), shall apply with respect to information furnished under this Section 8.2 by the Company and its Representatives to PropCo Buyer and its Representatives. Prior to the Closing, each of PropCo Buyer and PropCo Merger Sub shall not, and shall cause their respective Representatives not to, contact or otherwise communicate with the employees (other than certain Exhibit 2.1 41 members of the Company’s senior leadership team identified in advance by the Company), customers, suppliers, distributors of the Company, or, except as required pursuant to Section 8.5, any Governmental Entity, regarding the business of the Company, this Agreement or the Transactions without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that (i) to the extent that either of PropCo Buyer and PropCo Merger Sub and their respective Representatives become compelled or requested by an applicable Governmental Entity to disclose any such information furnished under this Section 8.3, such Person may respond to such inquiry from such Governmental Entities and provide copies of documents to, and otherwise fully cooperate with, such Governmental Entities; provided, further, that to the extent permitted by applicable Law, each of PropCo Buyer and PropCo Merger Sub shall, and shall cause their respective Representatives to, as promptly as practicable notify the Company of any such inquiry, so that the Company may, at its sole expense, seek a protective order or other appropriate remedy and/or waive compliance with the applicable provisions of the Confidentiality Agreement, and consult with the Company and keep the Company informed with respect to the status of, and any discussion, proposal or submission with respect to, such inquiry (provided that, in the event such protective order or other remedy is not obtained, or that the Company waives compliance with the applicable provision of the Confidentiality Agreement, PropCo Buyer, PropCo Merger Sub shall, and shall cause their respective Representatives to, furnish only that portion of such information which is required or requested and will exercise reasonable efforts, at the sole expense of the Company, to obtain assurance that confidential treatment will be accorded such information so disclosed, and (ii) each of PropCo Buyer and PropCo Merger Sub and their respective Representatives shall, at its sole cost and expense, have the right to make, or to cause or permit to be made, inquiries with federal, state, county, municipal and other department and Governmental Entities and providers of public and private utility services in connection with its review of the status of Governmental Permits, compliance of the Transferred Real Estate Assets with Law and the status of title to the Transferred Real Estate Assets as well as lien, bankruptcy, litigation and other similar searches with respect to the Company, the Company’s Subsidiaries, the PropCo Acquired Companies and any other applicable Affiliate of the Company. 8.3 Go Shop; No Solicitation. (a) Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date hereof and continuing until 11:59 p.m., Pacific time on December 5, 2025 (the “No-Shop Period Start Date”), the Company and its Subsidiaries and their respective Representatives shall have the right to: (i) solicit, initiate, propose, encourage or facilitate the making or submission of any Inquiry that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (ii) subject to the entry into, and solely in accordance with, an Acceptable Confidentiality Agreement, furnish to any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives), any non- public information relating to the Company Group or afford to any such Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group, in any such case with the intent to induce the making, submission or announcement of an Acquisition Proposal (or any proposal or Inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); provided, however, that (A) the Company will substantially concurrently (and in any event within 24 hours) provide to OpCo Buyer and PropCo Buyer, or provide OpCo Buyer and PropCo Buyer access to, any such non-public information concerning the Company Group that is provided to any such Third Party or its Representatives that was not previously provided to OpCo Buyer, PropCo Buyer or each of their respective Representatives and (B) the Company Group shall not provide (and shall not permit any of their respective Representatives to provide) any competitively sensitive non-public information to any Third Party who is or who has one or more Affiliates that is a competitor of any member of the Company Group in connection with the actions permitted by this Section 8.3(a), except in accordance with customary “clean room” or other similar procedures; (iii) continue, enter into, maintain, participate or engage in discussions or negotiations with any Third Party (and its Representatives, prospective debt and equity financing sources and/or their respective Representatives) with respect to an Acquisition Proposal (or any proposal or Inquiry that could constitute or is reasonably expected to lead to an Acquisition Proposal); and (iv) cooperate with or assist or participate in or facilitate any such proposals, Inquiries, offers, discussions or negotiations or any effort or attempt to make any Acquisition Proposal, including that the Company may grant a limited waiver under any “standstill provision” or similar obligation of any Third Party with respect to any member of the Company Group to allow such Third Party to submit or amend an Acquisition Proposal on a confidential basis to the Independent Exhibit 2.1 42

Committee. Promptly after the No-Shop Period Start Date (and, in any event, within one Business Day thereafter), the Company shall (i) request each Person (other than each of OpCo Buyer and PropCo Buyer, its Affiliates and its and their respective Representatives) that has executed a confidentiality agreement in connection with any Inquiry, Acquisition Proposal or its consideration of any Acquisition Proposal to promptly return or destroy all non-public information furnished to such Person by or on behalf of the Company or any of its Subsidiaries prior to the No-Shop Period Start Date and (ii) terminate any data room or other diligence access to each such Person (and its Affiliates and Representatives). (b) Except as expressly permitted by this Section 8.3, from and after No-Shop Period Start Date until the earlier to occur of the termination of this Agreement pursuant to Article 10 and the Effective Time, the Company shall, and shall cause each of its Subsidiaries and its and their officers and directors to, and shall direct its and their other Representatives to, immediately cease and cause to be terminated any solicitations, discussions, negotiations or communications with any Third Party that may be ongoing with respect to any Acquisition Proposal. Except as expressly permitted by this Section 8.3, from and after the No-Shop Period Start Date until the Effective Time, or, if earlier, the termination of this Agreement in accordance with Article 10, the Company shall not, and shall cause its Subsidiaries and its and their respective officers and directors not to, and shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives, directly or indirectly through any other Person not to, (A) initiate, solicit or knowingly encourage or knowingly facilitate or assist any Acquisition Proposal or Inquiry, (B) enter into, engage, continue or otherwise participate in any discussions, Inquiry or negotiations with respect thereto (other than informing any Third Party of the existence of the provisions contained in this Section 8.3) or furnish to any third party any non-public information or knowingly grant any Third Party access to its properties, assets, books, contracts, personnel or records in connection with or in response to, or knowingly facilitate in any way any effort by any third party in furtherance of any Acquisition Proposal or Inquiry, (C) approve, recommend or endorse (or publicly propose or announce any intention or desire to approve, recommend or endorse) an Acquisition Proposal, (D) terminate, waive, amend, release or modify any provision of, grant permission under, or take any other action having a similar effect with respect to, any standstill, confidentiality or similar agreement in which the Company or its Subsidiaries is a party relating to an Acquisition Proposal, (E) except for an Acceptable Confidentiality Agreement, approve, authorize, execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar Contract (whether written or oral) that provides for an Acquisition Proposal or require the Company to abandon, terminate or fail to consummate the Transactions (any such letter, memorandum, agreement or other Contract, an “Acquisition Agreement”) or (F) resolve or agree to do any of the foregoing. Except as expressly permitted by this Section 8.3, from and after the No-Shop Period Start Date until the receipt of the Company Shareholder Approval, or, if earlier, the termination of this Agreement in accordance with Article 10, the Independent Committee shall not (i) approve, endorse, recommend or otherwise publicly declare advisable, or publicly propose to approve or recommend, any Acquisition Proposal, (ii) withhold, withdraw, change or qualify, in a manner adverse to OpCo Buyer, PropCo Buyer or PropCo Merger Sub, the Independent Committee Approval, (iii) approve, permit or cause the Company to enter into an Acquisition Agreement, (iv) fail to recommend to the Company’s shareholders that the Company Shareholder Approval be given or include the Independent Committee Approval in the Proxy Statement, (v) make any public recommendation in connection with any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s shareholders), other than a recommendation against such offer or a temporary “stop, look and listen” communication by the Independent Committee of the type contemplated by Rule 14d-9(f) under the Exchange Act (or a substantially similar communication), in each case that includes a reaffirmation of the Independent Committee Approval, within 10 Business Days after the commencement of such tender offer or exchange offer, (vi) if an Acquisition Proposal (other than an Acquisition Proposal in the circumstances described in clause (v) above) or Inquiry or any material modification thereof is made public or is otherwise sent to the holders of Shares, fail to issue a press release or other public communication that reaffirms the Independent Committee Approval within 10 Business Days (or if the Company Meeting is scheduled to be held within 10 Business Days form the date of such announcement, promptly and in any event prior to the date on which the Company Meeting is scheduled to be held) after OpCo Buyer or PropCo Buyer so requests in writing or (vii) resolve or agree to do any of the foregoing (any action set forth in the foregoing clauses (i) through (vii) of this sentence, a “Change of Recommendation”). Exhibit 2.1 43

(c) Notwithstanding anything herein to the contrary, the Company or Independent Committee will not be required to enforce, and will be permitted to waive, solely to the extent requested by a Third Party in connection with an Acquisition Proposal, any provision of any standstill or confidentiality agreement solely to the extent that the Independent Committee has determined in good faith that (after consultation with its outside legal counsel) the failure to do so would be inconsistent with its fiduciary duties to the shareholders of the Company under applicable Law. Notwithstanding anything to the contrary contained in Section 8.3(b), if at any time following the No-Shop Period Start Date and prior to the Effective Time, the Company receives an unsolicited (except to the extent such Third Party was solicited during the Go-Shop Period pursuant to and in compliance with Section 8.3(a)) bona fide written Acquisition Proposal from a Third Party (provided that the Acquisition Proposal by such Person did not result from a breach or violation of this Section 8.3) that the Independent Committee determines in good faith, after consultation with its financial advisors and outside counsel, based on information then available, constitutes or would reasonably be expected to lead to a Superior Proposal, then the Company may (i) furnish information with respect to the Company to the Third Party making such Acquisition Proposal and its Representatives pursuant to one or more Acceptable Confidentiality Agreements and (ii) participate in discussions or negotiations with the Third Party making such Acquisition Proposal regarding such Acquisition Proposal; provided that (A) prior to taking any of the actions described in the immediately preceding clause (i) and clause (ii), the Company must comply with its obligations under Section 8.3(d) with respect to such Acquisition Proposal and must notify OpCo Buyer and PropCo Buyer that it intends to take such action with respect to such Acquisition Proposal and (B) any material non-public information concerning the Company provided or made available to any Third Party shall, to the extent not previously provided or made available to OpCo Buyer and PropCo Buyer, be provided or made available to OpCo Buyer and PropCo Buyer substantially concurrently with when it is provided or made available to such Third Party. (d) From and after the date hereof and until the earlier of the termination of this Agreement in accordance with Article 10 and the Effective Time: (i) Prior to the No Shop Period Start Date, the Company shall promptly (and in any event within 24 hours) notify (via email being acceptable) OpCo Buyer and PropCo Buyer after receipt of any Acquisition Proposal of (A) whether the person making such proposal is a strategic acquirer or financial sponsor and (B) a summary of the material terms and conditions of such Acquisition Proposal; provided, however, that the Company shall not be required to disclose the specific identity of the person making such Acquisition Proposal. On the No-Shop Period Start Date, to the extent this Agreement is not terminated pursuant to Article 10, the Company shall deliver to OpCo Buyer and PropCo Buyer, a written notice setting forth (x) the identity of each Third Party from whom the Company received an Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, (y) a summary of the material terms and conditions of such Acquisition Proposal to the extent such material terms and conditions are not included in the written materials provided in the following clause (z); and (z) copies of any written materials and documents containing the material terms and conditions of such Acquisition Proposal provided to the Company or its Representatives; and (ii) On and after the No-Shop Period Start Date, the Company shall promptly (and in any event within 24 hours) notify (via email being acceptable) OpCo Buyer and PropCo Buyer after receipt of any Acquisition Proposal or any request for nonpublic information regarding the Company or any of its Subsidiaries by any third party that informs the Company that it is considering making, or has made, an Acquisition Proposal, or any other Inquiry from any Person seeking to have discussions or negotiations with the Company regarding a possible Acquisition Proposal. Such notice shall be in writing and shall (i) identify the Person making such Acquisition Proposal or Inquiry, and (ii) include a copy of such Acquisition Proposal or Inquiry (if in writing) and any material documentation or correspondence that sets forth any such terms (or, where no such copy is available, a reasonable description of such Acquisition Proposal or Inquiry). The Company shall as promptly as practical (and in any event within 24 hours after the execution thereof) provide PropCo Buyer and OpCo Buyer a copy of any executed Acceptable Confidentiality Agreement entered into pursuant to Section 8.3(c). Without limiting the foregoing, the Company shall promptly (and in any event within 24 hours after such determination) (A) advise OpCo Buyer and PropCo Buyer if the Company determines to begin providing information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 8.3(c) and (B) keep OpCo Buyer and PropCo Buyer informed on a reasonably current basis regarding material developments, discussions and Exhibit 2.1 44 negotiations concerning any such Acquisition Proposal, and upon the request of OpCo Buyer and PropCo Buyer shall apprise OpCo Buyer and PropCo Buyer of the status of such Acquisition Proposal. (e) Notwithstanding anything to the contrary contained in Section 8.3(b), if and only if (A) the Company receives an unsolicited (except to the extent such Third Party was solicited during the Go-Shop Period pursuant to and in compliance with Section 8.3(a)) bona fide written Acquisition Proposal from a Third Party (provided that the Acquisition Proposal by such Person did not result from a breach or violation of this Section 8.3 and is not withdrawn), (B) the Independent Committee determines in good faith, after consultation with its financial advisors and outside counsel, that such Acquisition Proposal constitutes a Superior Proposal, and (C) the Independent Committee has determined in good faith (after consultation with its outside legal counsel) that failure to take such action would be inconsistent with their fiduciary duties to the shareholders of the Company under applicable Law, then the Independent Committee may at any time prior to the receipt of the Company Shareholder Approval, (i) effect a Change of Recommendation with respect to such Superior Proposal and/or (ii) terminate this Agreement pursuant to Section 10.1(f), in either case subject to the requirements of this Section 8.3(e). The Company and the Independent Committee shall not be entitled to effect a Change of Recommendation pursuant to this Section 8.3(e) or terminate this Agreement pursuant to Section 10.1(f) unless: (i) the Company shall have provided to OpCo Buyer and PropCo Buyer at least four Business Days’ prior written notice (the “Notice Period”) of the Company’s intention to take such action, which notice shall identify the Person who made such Acquisition Proposal, specify in reasonable detail the reasons for the Change of Recommendation, including all material terms and conditions of such Acquisition Proposal (and including therewith a copy of the proposed Acquisition Agreement and material and relevant documents in connection therewith) that is the basis of the proposed action; (ii) during the Notice Period, if requested by OpCo Buyer or PropCo Buyer, the Company shall have, and shall have caused its legal and financial advisors to have, engaged in good faith negotiations with OpCo Buyer and/or PropCo Buyer, as applicable, and their respective Representatives regarding any adjustment and/or amendment to this Agreement proposed in writing by OpCo Buyer and/or PropCo Buyer such that the relevant Acquisition Proposal ceases to be a Superior Proposal; and (iii) the Independent Committee shall have considered in good faith any adjustments and/or proposed amendments to this Agreement (including a change to the price terms hereof) and the other agreements contemplated hereby that may be irrevocably offered in writing by OpCo Buyer and/or PropCo Buyer (the “Proposed Changed Terms”) no later than 11:59 a.m., Las Vegas, Nevada time, on the last day of the Notice Period, and shall have determined in good faith after consultation with the Company’s financial advisors and outside legal counsel that the Superior Proposal constitutes or would continue to constitute a Superior Proposal if such Proposed Changed Terms were to be given effect and, after consultation with the Company’s outside counsel, the failure to effect such Change of Recommendation pursuant to this Section 8.3 would be inconsistent with its fiduciary duties to the shareholders of the Company under applicable Law. In the event of any material revisions to such Superior Proposal offered in writing by the Third Party making such Superior Proposal (it being understood that a material revision shall include any change in the purchase price or form of consideration in such Superior Proposal), the Company shall be required to deliver a new written notice to OpCo Buyer and PropCo Buyer and to again comply with the requirements of this Section 8.3(e) with respect to such new written notice, except that the Notice Period shall be three days with respect to any such revised Superior Proposal. (f) Notwithstanding anything to the contrary contained in this Section 8.3(f), the Independent Committee may at any time prior to the receipt of the Company Shareholder Approval effect a Change of Recommendation if (i) the Independent Committee determines that an Intervening Event has occurred and is continuing and (ii) the Independent Committee determines in good faith, after consultation with outside counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties to the shareholders of the Company under applicable Law, but such Change of Recommendation shall not occur until a time that is after the fifth Business Day following OpCo Buyer’s and PropCo Buyer’s receipt of written notice from the Company advising OpCo Buyer and PropCo Buyer of the material information and facts Exhibit 2.1 45 relating to such Intervening Event and stating that it intends to make a Change of Recommendation and provided that (A) during such five-Business Day period the Company has negotiated in good faith with OpCo Buyer and PropCo Buyer, and their respective Representatives, to the extent OpCo Buyer or PropCo Buyer wishes to negotiate to make such adjustments and/or proposed amendments to the terms and conditions of this Agreement as would enable the Independent Committee to proceed with the Independent Committee Approval and (B) at the end of such five-Business Day period, the Independent Committee maintains its determination described in the foregoing clause (ii) (after taking into account any adjustments and/or proposed amendments irrevocably offered in writing by OpCo Buyer or PropCo Buyer to the material terms and conditions of this Agreement). (g) Nothing contained in this Section 8.3 shall prohibit the Independent Committee from (i) disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (ii) making any disclosure to the shareholders of the Company if the Independent Committee determines in good faith, after consultation with outside counsel, that the failure to make such disclosure would be inconsistent with its fiduciary duties to the shareholders of the Company under applicable Law or violate applicable Law; provided, that in no event shall this Section 8.3(f) affect the obligations of Company specified in Section 8.3(b) and the Independent Committee shall not withdraw, modify or change the Independent Committee Approval in a manner adverse to OpCo Buyer or PropCo Buyer unless permitted pursuant to the terms of Section 8.3. The issuance by the Company or the Independent Committee of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, shall not constitute a Change of Recommendation. (h) For purposes of this Agreement: (i) “Acquisition Proposal” means any offer or proposal, or any indication of interest, from a Third Party relating to any direct or indirect acquisition or purchase, in one transaction or a series of related transactions, including any merger, reorganization, recapitalization, restructuring share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution, joint venture, sale, lease, exchange, license, transfer or disposition or similar transaction, (A) of assets of the Company or any of its Subsidiaries, representing 25% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, based on their fair market value as determined in good faith by the Independent Committee immediately prior to such transaction, or (B) of Equity Interests representing 25% or more of the voting power of the Company or any successor to or resulting parent company of the Company, including any tender offer or exchange offer in which any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 25% or more of the outstanding shares of any class of voting securities of the Company, in each case, other than Transactions contemplated herein, including the Pre- Closing Restructuring, the OpCo Sale and the Merger (such transaction, an “Acquisition Transaction”). (ii) “Inquiry” means an inquiry, request for offer, discussions or negotiations or request for non-public information that constitutes or could reasonably be expected to indicate an interest in making or effecting an Acquisition Proposal or an Acquisition Transaction. (iii) “Intervening Event” means an event, development or change in circumstances that is material to the Company, which (A) was not known to, nor reasonably foreseeable by, the Independent Committee as of or prior to the date of this Agreement (or if known, the consequences of which are not known to or reasonably foreseeable by the Independent Committee as of or prior to the date of this Agreement), (B) does not involve or relate to an Acquisition Proposal and (C) first becomes known to the Independent Committee before the Company Shareholder Approval is obtained; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Acquisition Proposal or any matter relating thereto or consequence thereof, (ii) a change in the market price or trading volume of capital stock or debt securities of Company or of any equity ratings or the ratings outlook for Company or any of its Subsidiaries by any applicable rating agency, (iii) a change in the market price or trading volume of capital stock or debt securities of PropCo Buyer or of any equity ratings or the ratings outlook for PropCo Buyer or any of its Subsidiaries by any applicable rating agency, and (iv) the fact that, in and of itself, the Company meets, exceeds or fails to meet any internal or published projections, estimates or expectations Exhibit 2.1 46 of the Company’s revenue, earnings or other financial performance or results of operation for any period (provided, further, that, with respect to the foregoing clauses (ii) and (iv), any fact, event, circumstance, change or development giving rise to such change, meeting, exceeding or failure may otherwise constitute or be taken into account in determining whether an Intervening Event has occurred if not falling into the foregoing clause (i) of this definition). (iv) “Superior Proposal” means a bona fide written Acquisition Proposal (except the references therein to “25%” shall be replaced by “100%”) made by a Third Party after the date hereof not preceded by a breach or violation of Section 8.3, that the Independent Committee determines in good faith, after consultation with its financial advisors and outside counsel, taking into account such factors as the Independent Committee considers to be appropriate (including the conditionality, timing and likelihood of consummation of such proposals), is reasonably likely to be consummated in accordance with its terms and that if consummated, would result in a transaction more favorable from a financial point of view to the Company’s shareholders than the Transactions (taking into account any Proposed Changed Terms proposed by PropCo Buyer and/or OpCo Buyer in response to such proposal or otherwise prior to the time of determination). (i) References in this Section 8.3 to Company’s outside counsel shall mean, as applicable, outside counsel to the Company Board, the Independent Committee or a duly authorized committee thereof. (j) The Company shall not submit to the vote of its shareholders any Acquisition Proposal other than the Merger prior to the termination of this Agreement in accordance with Article 10. 8.4 SEC Filings; Other Actions. (a) As promptly as reasonably practicable following the date hereof, (and using reasonable best efforts to cause the preliminary version of the Proxy Statement to be filed with the SEC on the same Business Day (or as near in time as reasonably practicable) that the Registration Statement is filed with the SEC, provided that, in no event shall the Proxy Statement be filed later than the No-Shop Period Start Date), the Company shall prepare and file a preliminary version of the Proxy Statement with the SEC, which shall, subject to Section 8.3, include the Independent Committee Approval; provided, that in no event shall the Proxy Statement be filed later than the No-Shop Period Start Date. OpCo Buyer, PropCo Buyer, and their respective counsel, shall be given a reasonable opportunity to review a draft of such preliminary version of the Proxy Statement, and the Company shall give due consideration to any reasonable additions, deletions or changes suggested thereto by OpCo Buyer, PropCo Buyer or their respective counsel. (b) As promptly as reasonably practicable following the date hereof (and using reasonable best efforts to cause the Registration Statement to be filed with the SEC on the same Business Day (or as near in time as reasonably practicable) that the preliminary version of the Proxy Statement is filed with the SEC), PropCo Buyer shall prepare and cause to be filed with the SEC a registration statement on Form S-4 or other applicable form (together with all amendments and supplements thereto, the “Registration Statement”) pursuant to which the PropCo Buyer Shares issuable under the Merger will be registered with the SEC. The Company and OpCo Buyer, and their respective counsel, shall be given a reasonable opportunity to review a draft of such Registration Statement, and the PropCo Buyer shall give due consideration to any reasonable additions, deletions or changes suggested thereto by the Company, OpCo Buyer or their respective counsel. (c) PropCo Buyer shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after its filing and keep the Registration Statement effective for so long as necessary to consummate the Merger and other transactions contemplated hereby. PropCo Buyer shall advise the Company, promptly after receipt of notice thereof, of the time of effectiveness of the Registration Statement, and the issuance of any stop order relating thereto or the suspension of the qualification of PropCo Buyer Shares for offering or sale in any jurisdiction, and PropCo Buyer shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. (d) The Company and OpCo Buyer shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13E-3 Transaction Exhibit 2.1 47

Statement on Schedule 13E-3 (such transaction statement, including all exhibits, as amended or supplemented, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement. If the Company determines that it is required to file any document other than the Proxy Statement or Schedule 13E-3 with the SEC in connection with the Transactions pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will as promptly as reasonably practicable prepare and file such Other Required Company Filing with the SEC. If OpCo Buyer or any of its Affiliates determines that it is required to file any document with the SEC other than the Schedule 13E-3 in connection with the Transactions or the Company Meeting (an “Other Required OpCo Buyer Filing”) then OpCo Buyer will, and will cause its Affiliates to, promptly prepare and file such Other Required OpCo Buyer Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. If PropCo Buyer or any of its Affiliates determines that it is required to file any document with the SEC in connection with the Transactions (an “Other Required PropCo Buyer Filing”) then PropCo Buyer will, and will cause its Affiliates to, promptly prepare and file such Other Required PropCo Buyer Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. (e) OpCo Buyer and PropCo Buyer, and their counsel, shall be given a reasonable opportunity to review the Proxy Statement, the Schedule 13E-3 and any Other Required Company Filing, as applicable, before it is filed with the SEC, and the Company shall give due consideration to any reasonable additions, deletions or changes suggested thereto by OpCo Buyer, PropCo Buyer and PropCo Merger Sub or their counsel. The Company, and its counsel, shall be given a reasonable opportunity to review the Schedule 13E-3 and any Other Required OpCo Buyer Filing and Other Required PropCo Buyer Filing before it is filed with the SEC, and OpCo Buyer and PropCo Buyer, as the case may be, shall give due consideration to any reasonable additions, deletions or changes suggested thereto by the Company or their counsel. The Company, OpCo Buyer and PropCo Buyer, as the case may be, shall use all reasonable best efforts to respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement, the Registration Statement, Schedule 13E-3, any Other Required Company Filing, any Other Required OpCo Buyer Filing and any Other Required PropCo Buyer Filing (collectively, the “SEC Filings”) and to have the SEC Filings cleared by the SEC and its staff under the Exchange Act as promptly as practicable after such initial filing. (i) The Company shall provide OpCo Buyer and PropCo Buyer and their respective counsel, (ii) OpCo Buyer shall provide the Company and PropCo Buyer and their respective counsel and (iii) PropCo Buyer shall provide the Company and OpCo Buyer and their respective counsel, with copies of any written comments, and shall provide them a summary of any oral comments, that the Company or its counsel, OpCo Buyer or its counsel, or PropCo Buyer or its counsel, as the case may be, receive from the SEC or its staff with respect to the SEC Filings as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Each Party and its counsel shall be given a reasonable opportunity to review any such responses and the Party making the applicable SEC Filings (and its counsel) shall give due consideration to the reasonable additions, deletions or changes suggested thereto by the other Parties. (f) Each of the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub shall promptly furnish all information concerning itself and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the SEC Filings. If at any time prior to the Company Meeting or any such filing, any information relating to the Company Group, OpCo Buyer, PropCo Buyer, PropCo Merger Sub or any of their respective Affiliates should be discovered by any Party that should be set forth in an amendment or supplement to the Proxy Statement, Registration Statement, the Schedule 13E-3, any Other Required Company Filing, any Other Required OpCo Buyer Filing or any Other Required PropCo Buyer Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company’s shareholders. (g) Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement and Schedule 13E-3 to be filed with the SEC and mailed to the Company’s shareholders as promptly as reasonably practicable after the preliminary Proxy Statement and Schedule 13E-3 has Exhibit 2.1 48

been filed with the SEC pursuant to Section 8.4(a) and either the SEC has indicated that it does not intend to review such Proxy Statement and Schedule 13E-3 or the SEC has indicated that its review of such Proxy Statement and Schedule 13E-3 has been completed and, accordingly, the SEC staff advises that it has no further comments to such Proxy Statement and the Schedule 13E-3. The Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be filed on the same Business Day (or as near in time as reasonably practicable) that the Registration Statement is declared effective by the SEC. (h) Subject to the other provisions of this Agreement, as promptly as reasonably practical after the filing of the definitive Proxy Statement and Schedule 13E-3 with the SEC, the Company shall (i) take all action necessary in accordance with the MBCA, the Company Charter, and the Company Bylaws to duly call, give notice of, convene and hold a meeting of its shareholders for the purpose of obtaining the Company Shareholder Approval (the “Company Meeting”), and (ii) subject to a Change of Recommendation in accordance with Section 8.3, shall include the Independent Committee Approval in the Proxy Statement and use all reasonable best efforts to solicit from its shareholders proxies in favor of the adoption of this Agreement (including by postponing or adjourning the Company Meeting to allow additional solicitation of proxies in order to obtain the Company Shareholder Approval if necessary). The Company may postpone or adjourn the Company Meeting from time to time (i) with the consent of OpCo Buyer and PropCo Buyer (not to be unreasonably withheld, conditioned or delayed), (ii) solely for the purpose of and for the times reasonably necessary to solicit additional proxies to obtain quorum or votes in favor of the approval of this Agreement, if, on a date for which the Company Meeting is scheduled, a quorum has not been established or the Company has not received proxies representing a sufficient number of Shares to obtain the Company Shareholder Approval or (iii) after consultation in good faith with OpCo Buyer and PropCo Buyer to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Independent Committee has in good faith (after consultation with it outside legal counsel) determined is necessary under applicable Law or fiduciary duty and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company’s shareholders prior to the Company Meeting; provided that the Company Meeting shall not be postponed or adjourned to a date that is more than 30 days after the date for which the Company Meeting was originally scheduled (excluding any postponement or adjournments required by applicable Law) without the consent of PropCo Buyer and OpCo Buyer. 8.5 Appropriate Action; Consents; Filings. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use its reasonable best efforts to take, and to cause to its Affiliates and Subsidiaries to take, all actions that are necessary, proper or advisable under this Agreement and applicable Law, including Gaming and Liquor Laws and to consummate and make effective the Pre-Closing Restructuring, the OpCo Sale, the Merger and the other Transactions as promptly as practicable, including using reasonable best efforts to: (i) obtain all consents, approvals or waivers from, or participation in other discussions or negotiations with, third parties, including under any Contract to which the Company, OpCo Buyer or PropCo Buyer or any such Party’s Subsidiary is party or by which such Person or any of their respective properties or assets may be bound, (ii) obtain all necessary or advisable actions or nonactions, waivers, consents, clearances, waiting period expirations or terminations, approvals, licenses, permits, orders and authorizations from Governmental Entities (including Gaming and Liquor Approvals, applicable federal or state securities Laws and the Gaming and Liquor Laws) (such items “Governmental Permits”), make all necessary or advisable registrations, declarations and filings with and take all steps as may be necessary to obtain any necessary or advisable Governmental Permits from, or to avoid any Proceeding by, any Governmental Entity, and (iii) execute and deliver any additional instruments necessary to consummate the Transactions and fully to carry out the purposes of this Agreement. Upon the terms and subject to the conditions set forth in this Agreement, each of OpCo Buyer and the Company agrees to use its reasonable best efforts to participate in any Proceeding with a Governmental Entity, to the extent necessary, related to obtaining any Governmental Permit and otherwise reasonably defend against (including through all available appeals) any Proceeding challenging the OpCo Sale, the Merger or the completion of the Transactions, including seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order that is in effect and that could delay, restrict, prevent or prohibit consummation of the Transactions, and otherwise. Each of the Parties shall promptly furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing. Subject to applicable Law relating to the exchange of information and the provisions of this Section Exhibit 2.1 49

8.5(a), the Company, OpCo Buyer and PropCo Buyer shall have the right to review in advance, and to the extent practicable each party shall consult with the other party in connection with, all of the information relating to the Transactions, as the case may be, that appears in any filing made with, or written materials submitted to, any Third Party and/or any Governmental Entity in connection with the OpCo Sale, the Merger and the Transactions; provided, that a Party may designate any such shared material “outside counsel only”. Notwithstanding the foregoing, a Party shall not have the right to obtain, examine or review any information, including, without limitation, any applications, documents, statements or responses to requests by a Governmental Entity that will be submitted or provided to a Governmental Entity or Third Party by a natural person applicant or such natural person’s trusts or closely held entities, or any confidential or proprietary information of the Company. In exercising the foregoing rights, each of the Company, OpCo Buyer and PropCo Buyer shall act reasonably and as promptly as practicable. Subject to applicable Law and the instructions of any Governmental Entity, the Company, OpCo Buyer and PropCo Buyer shall keep each other reasonably apprised of the status of matters relating to the completion of the Transactions, including, upon request, promptly furnishing the other with copies of notices or other written substantive communications received by the Company, OpCo Buyer, or PropCo Buyer, or any Subsidiary of OpCo Buyer or PropCo Buyer, as the case may be, from any Governmental Entity and/or Third Party related to the Transactions. Any such notices that contain information, information requests, facts, inquiries or other information regarding a natural person applicant or such natural person’s trusts or closely held entities, or any confidential or proprietary information of the Company shall be excluded or redacted. The Company, OpCo Buyer and PropCo Buyer will, and will cause each of their Affiliates (excluding any natural person applicant, their trusts and closely held entities) to the extent practicable and appropriate to, consult and cooperate with the other Party and will consider in good faith the views of the other Party in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Entity related to the Transactions, and to the extent practicable and appropriate under the circumstances, shall provide the other Party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any substantive filing, investigation or other inquiry related to the Transactions and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with obtaining Governmental Permits or any Proceeding. (b) In furtherance and not in limitation of the foregoing, each of the Company, OpCo Buyer and PropCo Buyer shall, and shall cause their respective Affiliates and Representatives (or, in the case of Gaming and Liquor Approvals, such Person’s members, shareholders or equityholders) to, make or cause to be made all filings required under applicable Gaming and Liquor Laws with respect to the Transactions as promptly as practicable and, in any event, file all required or advisable filings or notifications in connection with obtaining all required Gaming and Liquor Approvals within 30 Business Days after the date of this Agreement, provided, that (i) the filings to the local Government Entities will be made within the timing that is customary and/or requested by such Governmental Entities and (ii) there are no changes in the applicable regulations under Gaming and Liquor Approvals or applicable Gaming and Liquor Laws between the date hereof and the date of filing pursuant to such Gaming and Liquor Approval or applicable Gaming and Liquor Laws, in which instance the Company, OpCo Buyer and PropCo Buyer shall (x) use reasonable best efforts to file notifications under such Gaming and Liquor Approval or such applicable Gaming and Liquor Law as promptly as practicable after the announcement of such changes, (y) make any other submissions with respect to this Agreement required or advisable under such Gaming and Liquor Approval or such applicable Gaming and Liquor Law, and (z) make any other required submissions with respect to this Agreement required or advisable under any other applicable Gaming and Liquor Laws. (c) OpCo Buyer shall not (i) take any action the effect of which, or refrain from taking any action the effect of refraining from which, would be to materially delay or impede the ability of the Parties to consummate the Transactions or (ii) directly or indirectly acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by lease, license, or any other manner), any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into a definitive agreement relating to, or the consummation of, such acquisition, merger or consolidation could increase the risk of (A) any delay in the obtaining of, or of not obtaining, any Governmental Permits necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (B) any Governmental Entity seeking an Order prohibiting the consummation of the Transactions, (C) OpCo Buyer and its Affiliates and Subsidiaries not being able to remove any such Order on appeal or otherwise, or (D) delay or Exhibit 2.1 50 prevention of the Closing. (d) Nothing contained in this Agreement shall give OpCo Buyer, PropCo Buyer or PropCo Merger Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the consummation of the Transactions. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations. (e) Notwithstanding anything in this Agreement to the contrary, neither PropCo Buyer nor any of its Affiliates shall have any obligation to take any action or refrain from taking any action as required by this Section 8.5 to the extent that such action or inaction would, individually or in the aggregate, reasonably be expected to (i) (1) result in PropCo Buyer not acquiring any of the Subject Properties, or (2) require PropCo Buyer or any of its Affiliates to (A) divest any facility located on the Subject Properties (or the leasehold rights therein) or (B) sell, divest, license, hold separate or otherwise dispose of, encumber or allow a third party to utilize, any portion of their respective businesses, assets, equity interests or Contracts, (ii) require PropCo Buyer or any of its Affiliates to undertake new construction activity, (iii) require PropCo Buyer or any of its Affiliates to obtain a nonrestricted license (or such other Gaming and Liquor Approval for which the holder is responsible for gaming operations) from a Gaming and Liquor Authority or have a certified development agreement from any Governmental Entity or a nonrestricted license (or such other gaming and liquor license for which the holder is responsible for gaming operations) to own the building where gaming operations are conducted, (iv) require PropCo Buyer or any of its Affiliates to terminate, modify or extend existing relationships and contractual rights and obligations with respect to any real property including any real property lease or any tenant, (v) require PropCo Buyer or any of its Affiliates to agree to any prohibition on the ownership of any other Affiliates, (vi) require PropCo Buyer or any of its Affiliates to litigate or defend any Proceeding brought by the Federal Trade Commission, the U.S. Department of Justice or any other Governmental Entity, including any Gaming and Liquor Authority, whether judicial or administrative, (vii) require PropCo Buyer or any of its Affiliates to purchase any property or assets other than the Subject Properties, (viii) require PropCo Buyer or any of its Affiliates to take, or agree to take, action pursuant to this Section 8.5 that is not conditioned upon, and effective at or after the Closing, or (ix) otherwise have a material and adverse impact on PropCo Buyer or its Affiliates. (f) Notwithstanding anything to the contrary in this Agreement, PropCo Buyer and its Affiliates shall have no obligation to (i) take any action or refrain from taking any action pursuant to this Section 8.5, including, for the avoidance of doubt, any action or inaction requested by Governmental Entities, including Gaming and Liquor Authorities, if PropCo Buyer obtains a legal opinion from a nationally recognized law firm that such action or inaction would be reasonably likely to materially impair PropCo Buyer, its direct or indirect owner or its Subsidiaries from continuing to be treated as a “real estate investment trust” under Section 856(a) of the Code, or any similar or successor provisions thereto; (ii) file or cause to be filed premerger notification under the HSR Act or take any action under or relating to any Competition Law, including the HSR Act; or (iii) seek, request or obtain approval from any Governmental Entity in connection with the operation or ownership of the business conducted at the Company Real Property. PropCo Buyer or its Affiliates may not be compelled to take any action or refrain from taking any action under any other provision of this Agreement to the extent that PropCo Buyer or its Affiliates are excused from taking such action or refraining from taking such action by Section 8.5(e) and Section 8.5(f), and PropCo Buyer will not be deemed to be in breach of this Agreement solely due to its failure to take or refrain from taking such action. 8.6 Certain Notices. From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 10, unless prohibited by applicable Law, each Party shall give prompt notice to the other Parties if any of the following occur: (a) receipt of any notice or other communication in writing from any Person alleging that the consent or approval of such Person is or may be required in connection with the Transactions; (b) receipt of any notice or other communication from any Governmental Entity or Nasdaq or NYSE (or any other securities market) in connection with the Transactions; or (c) such Party becoming aware of the occurrence of an event that could prevent or delay beyond the Outside Date the consummation of the Transactions or that would reasonably be expected to result in any of the conditions to the Transactions set forth in Article 9 not being satisfied. Any such notice pursuant to this Section 8.6 shall not affect any representation, warranty, covenant or agreement contained in this Agreement and any failure to make such Exhibit 2.1 51 notice (in and of itself) shall not be taken into account in determining whether the conditions set forth in Article 9 have been satisfied or give rise to any right of termination set forth in Article 10. The Company shall give prompt notice to PropCo Buyer and OpCo Buyer of any Proceeding commenced or, to the Knowledge of the Company, threatened against, relating to or involving the Company or any of its Subsidiaries that relates to this Agreement, the OpCo Sale, the Merger or the other transactions contemplated by this Agreement, and shall keep PropCo Buyer and OpCo Buyer reasonably informed on a current basis regarding any such matters. 8.7 Public Announcements. So long as this Agreement is in effect, none of the Parties shall issue any press release or make any public statement with respect to the Transactions or this Agreement without the prior written consent of the other Parties (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or regulatory or governmental body to which the relevant Party is subject, in which case the Party required to make the release or announcement shall use its commercially reasonable efforts to allow each other Party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 8.7 shall not apply to any public release or public announcement (x) made or proposed to be made by the Company in connection with an Acquisition Proposal, a Superior Proposal, a Change of Recommendation, Intervening Event or any action taken pursuant thereto, in each case, pursuant to and in accordance with Section 8.3 or (y) in connection with any dispute between the Parties regarding this Agreement or the Transactions. The press release announcing the execution and delivery of this Agreement shall not be issued prior to the approval of each of the Company, OpCo Buyer and PropCo Buyer. The Company shall file one or more current reports on Form 8-K with the SEC attaching the announcement press release and a copy of this Agreement as exhibits. 8.8 Employee and Employee Benefit Plan Matters. (a) Notwithstanding anything in this Agreement to the contrary, with respect to any Continuing Employees who are covered by a Labor Contract, OpCo Buyer’s obligations under this Section 8.8 shall be in addition to, and not in contravention of, any obligations under the applicable Labor Contract (if any) or applicable Law. At all times following the Closing Date, OpCo Buyer shall, or shall cause its Affiliates to, comply with the terms and conditions of all applicable Labor Contracts (if any), as may be amended from time to time. “Continuing Employee” shall mean each employee of the Company and its Subsidiaries immediately prior to the Effective Time who as of the Closing, continue their employment with OpCo Buyer or any Subsidiaries or Affiliates thereof. (b) Without limiting the generality of Section 11.10, the provisions of this Section 8.8 are solely for the benefit of the Parties, and no Continuing Employee (including any beneficiary or dependent thereof) shall be regarded for any purpose as a third party beneficiary of this Agreement, and no provision of this Section 8.8 shall create such rights in any such individuals. Nothing contained in this Agreement shall: (i) guarantee employment for any period of time or preclude the ability of OpCo Buyer or its Affiliates to terminate the employment of any Continuing Employee at any time and for any reason; (ii) require OpCo Buyer or any of its Affiliates to continue any Company Benefit Plan or other employee benefit plans, programs or Contracts or prevent the amendment, modification or termination thereof following the Closing; or (iii) amend any Company Benefit Plans or other employee benefit plans, programs or Contracts. (c) The Parties acknowledge and agree that neither PropCo Buyer nor PropCo Merger Sub shall have any obligations or liability whatsoever pursuant to this Section 8.8, including with respect to any Company Benefit Plans or Labor Contract. 8.9 Indemnification of Directors and Officers. (a) For six years from and after the Effective Time, OpCo Buyer shall indemnify, defend and hold harmless, and shall advance expenses as incurred, to the fullest extent permitted under (i) applicable Law, (ii) the Company Charter, the Company Bylaws or similar organizational documents in effect as of the date of this Agreement and (iii) any Contract of the Company or its Subsidiaries in effect as of the date of this Agreement, each present and former director and officer of the Company and its employees who served as a fiduciary of a Exhibit 2.1 52

Company Benefit Plan (in each case, when acting in such capacity) (each, an “Indemnitee” and, collectively, the “Indemnitees”) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding or investigation, whether civil, criminal, administrative or investigative, whenever asserted, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, including in connection with this Agreement or the Transactions; provided that, to the extent required by applicable Law, such Indemnitee agrees in advance to return any such funds to which a court of competent jurisdiction determines in a final, nonappealable judgment that such Indemnitee is not ultimately entitled. (b) PropCo Buyer agrees that all rights to exculpation, indemnification and advancement of expenses arising from, relating to, or otherwise in respect of, acts or omissions occurring at or prior to the Effective Time (including in connection with this Agreement or the Transactions) existing as of the Effective Time in favor of the Indemnitees as provided in the organizational documents of New HoldCo as of the Effective Time shall survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of no less than six years from the Effective Time, the Surviving Company shall, and PropCo Buyer shall cause the Surviving Company to, maintain in effect the exculpation, indemnification and advancement of expenses provisions of New HoldCo’s organizational documents in effect as of the Effective Time or in any Contract of New HoldCo with any of its directors, officers or employees in effect as of the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnitees; provided that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the final disposition of such Proceeding. (c) For six years from and after the Effective Time, New HoldCo shall be responsible for maintaining for the benefit of the directors and officers of New HoldCo as of the Closing Date, an insurance and indemnification policy that provides coverage for events occurring at or prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable than the existing policy of the Company, or, if substantially equivalent coverage is unavailable, the best coverage available. Prior to the Effective Time, New HoldCo, at the sole cost and expense of New OpCo, shall procure prepaid policies, which policies provide such directors and officers with such coverage for an aggregate period of six years with respect to claims arising from facts or events that occurred on or before the Effective Time, including in respect of this Agreement or the Transactions, and such prepaid policies shall be deemed to have satisfied the provisions of the immediately preceding sentence; provided, however, that the aggregate premium with respect to such policies shall not exceed 300% of the current annual premium under the Company’s existing D&O Insurance policy. For the avoidance of doubt, and notwithstanding anything herein to the contrary, the Company shall be permitted, at its sole discretion, to obtain such prepaid policies that provide such coverage prior to the Effective Time. The Parties acknowledge and agree that neither PropCo Buyer nor PropCo Merger Sub shall have any obligations or liability whatsoever pursuant to this Section 8.9(c). (d) In the event that either PropCo Buyer or the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each case, PropCo Buyer shall, and shall cause the Surviving Company to, cause proper provision to be made so that such successor or assign shall expressly assume the obligations set forth in this Section 8.9. (e) OpCo Buyer hereby acknowledges that one or more Indemnitees may have certain rights to indemnification, advancement of expenses or insurance provided by Persons other than the Company or any of its Subsidiaries (the “Other Indemnitors”). OpCo Buyer hereby acknowledges and agrees that (i) OpCo Buyer and New OpCo is the indemnitor of first resort with respect to any Proceeding or investigation, whether civil, criminal, administrative or investigative, and any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with such Proceeding or investigation, in each case covered by the terms of this Section 8.9, (ii) OpCo Buyer and New OpCo shall be required to advance the full amount of expenses incurred by such Indemnitee and shall be liable for the full Exhibit 2.1 53 amount of all liabilities paid in settlement to the extent legally permitted and as required by the terms of this Section 8.9, without regard to any rights such Indemnitee may have against the Other Indemnitors, and (iii) OpCo Buyer and New OpCo irrevocably waive, relinquish and release the Other Indemnitors from any and all claims against the Other Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. OpCo Buyer further agrees that no advancement or payment by the Other Indemnitors on behalf of any such Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from OpCo Buyer and/or the New OpCo shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or to be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against OpCo Buyer and New OpCo. OpCo Buyer and each Indemnitee agree that the Other Indemnitors are express third-party beneficiaries of the terms of this Section 8.9. (f) The provisions of this Section 8.9 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter, the Company Bylaws or similar organizational documents in effect as of the date of this Agreement or in any Contract of the Company in effect as of the date of this Agreement. The obligations of PropCo Buyer under this Section 8.9 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 8.9 applies unless the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 8.9 applies shall be third-party beneficiaries of this Section 8.9). (g) Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or employees, it being understood and agreed that the indemnification or advancement of expenses provided for in this Section 8.9 is not prior to or in substitution for any such claims under such policies. 8.10 PropCo Buyer Agreements Concerning PropCo Merger Sub; OpCo Buyer. During the period from the date of this Agreement and the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article 10, PropCo Merger Sub shall not engage in any activity of any nature except for activities contemplated by, related to or in furtherance of the Transactions (including enforcement of its rights under this Agreement) or as provided in or contemplated by this Agreement, and, subject to the foregoing, neither PropCo Buyer nor PropCo Merger Sub shall take or agree to take any action that would prevent or materially delay the consummation of the Transactions. PropCo Buyer hereby guarantees the due, prompt and faithful payment, performance and discharge by PropCo Merger Sub of, and the compliance by PropCo Merger Sub with, all of the covenants, agreements, obligations and undertakings of PropCo Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by PropCo Merger Sub hereunder. OpCo Buyer shall not take or agree to take any action that would prevent or materially delay the consummation of the Transactions. 8.11 Takeover Statutes. If any state takeover Law or state Law that purports to limit or restrict business combinations or the ability to acquire or vote Shares (including any “control share acquisition,” “fair price,” “business combination” or other similar takeover Law) becomes or is deemed to be applicable to the Company, OpCo Buyer, PropCo Buyer or PropCo Merger Sub, the OpCo Sale, the Merger or any other Transactions, then the Company and the Independent Committee shall (a) take all action reasonably available to it to render such Law inapplicable to the foregoing and (b) if any such Law is or becomes applicable to any of the foregoing, take all actions necessary such that the OpCo Sale, the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Laws on the OpCo Sale, the Merger and the other transactions contemplated hereby, including, if necessary, challenging the validity or applicability of any such Law. 8.12 Section 16 Matters. Prior to the Effective Time, the Company and OpCo Buyer shall take all such steps as may be reasonably necessary to cause any dispositions of Shares (including derivative securities with respect to such shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 Exhibit 2.1 54 promulgated under the Exchange Act. 8.13 Shareholder Litigation. The Company shall give PropCo Buyer and OpCo Buyer reasonable opportunity to participate, subject to a customary joint defense agreement, in, but not control, the defense or settlement of any shareholder litigation against the Company and/or its directors and/or officers relating to the Transactions, including the OpCo Sale and the Merger. The Company shall promptly notify PropCo Buyer and OpCo Buyer of any such litigation and shall keep PropCo Buyer and OpCo Buyer reasonably and promptly informed with respect to the status thereof. Without limiting the foregoing, PropCo Buyer and OpCo Buyer shall be provided with the right to review all material filings or responses to be made by the Company in connection with, any shareholder litigation (and the Company shall give due consideration to PropCo Buyer’s and/or OpCo Buyer’s comments and other advice with respect to such shareholder litigation, including with respect to strategy and any significant decisions related thereto), with the opportunity to consult on the settlement, release, waiver or compromise of any such Proceeding, and no such settlement shall be agreed to without the prior written consent of PropCo Buyer and OpCo Buyer (which such consent shall not be unreasonably withheld, conditioned or delayed). 8.14 Stock Exchange Delisting and Listing. (a) The Surviving Company shall use its reasonable best efforts to cause the Company’s securities to be de-listed from the Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time, and prior to the Effective Time the Company shall reasonably cooperate with PropCo Buyer and use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done all things, necessary, proper or advisable on its part under applicable Law and the rules and policies of the Nasdaq to enable such delisting and deregistration. (b) PropCo Buyer shall use its reasonable best efforts to take all action necessary, proper or advisable under applicable Laws and the rules and policies of the applicable stock exchange and the SEC to cause and enable the PropCo Buyer Shares to be issued in the Merger to be approved for listing on the NYSE no later than the Effective Time, subject to official notice of issuance. PropCo Buyer shall also take any other action (other than qualifying to do business or filing a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented) required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or “blue sky” Laws, and the rules and regulations thereunder in connection with the issuance of PropCo Buyer Shares in the Merger, and the Company shall furnish to PropCo Buyer all information concerning the Company as may be reasonably requested in connection with any such actions. 8.15 Transfer Taxes. Except as provided in Section 4.2(b), all transfer, documentary, sales, use, stamp, registration and other similar Taxes and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the Merger (collectively, “Transfer Taxes”) shall be borne by the Party specified in the Tax Matters and Indemnity Agreement. 8.16 Tax Matters. (a) The Company and PropCo Buyer agree to use their reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties shall treat the merger as a tax-free “reorganization” under Section 368(a) of the Code and no Party shall take any position for tax purposes inconsistent therewith, except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. (b) The Company shall (i) use its reasonable best efforts to obtain or cause to be provided the opinion of counsel referred to in Section 9.2(e), (ii) use its reasonable best efforts to obtain or cause to be provided the opinion of counsel referred to in Section 9.2(e) but dated as of the effective date of the Registration Statement, to the extent required for the Registration Statement to be declared effective by the SEC, and (iii) deliver to PropCo Buyer Tax Counsel and Company Tax Counsel officer’s certificates, dated as of the Closing Date (and, if required, as of the effective date of the Registration Statement), and signed by an officer of the Company, containing representations of the Company as shall be reasonably necessary or appropriate to enable Company Tax Counsel to render an opinion described in Section 9.2(e) on the Closing Date (and, if required, as of the effective date of the Exhibit 2.1 55

Registration Statement) and PropCo Buyer Tax Counsel to render an opinion described in Section 9.3(e) on the Closing Date (and, if required, as of the effective date of the Registration Statement). (c) PropCo Buyer shall (i) use its reasonable best efforts to obtain or cause to be provided the opinions of counsel referred to in Section 9.3(e), (ii) use its reasonable best efforts to obtain or cause to be provided the opinion of counsel referred to in Section 9.3(e) but dated as of the effective date of the Registration Statement, to the extent required for the Company SEC Documents to be declared effective by the SEC, and (iii) deliver to PropCo Buyer Tax Counsel and Company Tax Counsel an officer’s certificate, dated as of the Closing Date (and, if required, as of the effective date of the Registration Statement), and signed by an officer of PropCo Buyer, containing representations of PropCo Buyer as shall be reasonably necessary or appropriate to enable Company Tax Counsel to render an opinion described in Section 9.2(e) on the Closing Date (and, if required, as of the effective date of the Registration Statement) and PropCo Buyer Tax Counsel to render an opinion described in Section 9.3(e) on the Closing Date (and, if required, as of the effective date of the Registration Statement). (d) PropCo Buyer will use its best efforts to meet the requirements to qualify as a REIT under the Code for the taxable year in which the Effective Time occurs, unless PropCo Buyer’s board of directors has determined that it is no longer in the best interests of PropCo Buyer to attempt to, or continue to, qualify as a REIT, and such decision has been approved by the affirmative vote of PropCo Buyer’s stockholders entitled to cast a majority of all votes entitled to be cast on the matter. 8.17 Resignations. Prior to the Effective Time, the Company will use its reasonable best efforts to cause to be delivered to PropCo Buyer resignations executed by each director of the Company in office as of immediately prior to the Effective Time as a director of the Company, effective as of the Effective Time. 8.18 Dividends. In the event that any distribution or dividend with respect to Shares, including the Distribution, permitted under the terms of this Agreement (including Section 8.1) has a record date prior to the Effective Time and has not been paid prior to the Closing Date, such distribution or dividend (including the Distribution) shall be paid to the holders of such Shares on the Closing Date immediately prior to the Effective Time; provided that if such dividend or distribution is not paid to such holders of Shares prior to the Effective Time, then, provided that sufficient funds to permit payment in full of such dividend or distributions have been deposited with the Exchange Agent prior to the Effective Time, the Company shall cause the Exchange Agent to distribute such dividend or distribution as promptly as practicable thereafter. The Company shall provide timely notice to Nasdaq in compliance with its listing rules, including submission of the appropriate form and simultaneous public disclosure of such dividend or distribution. 8.19 Pre-Closing Restructuring. Prior to the Closing, the Company shall take (or cause one or more of its Affiliates to take) the actions described in Sections 1.1 through 1.4 to consummate the Pre-Closing Restructuring. The Company shall (i) keep PropCo Buyer and OpCo Buyer reasonably informed with respect to the Pre-Closing Restructuring and shall not amend any Pre-Closing Restructuring steps without the prior written consent of PropCo Buyer and OpCo Buyer and (ii) prior to executing any documents to effectuate the Pre-Closing Restructuring, submit such documents to PropCo Buyer and OpCo Buyer as far in advance as is reasonably practicable for their review and approval (such approval not to be unreasonably withheld, conditioned or delayed) and give due consideration to all reasonable additions, deletions or changes suggested by PropCo Buyer and/or OpCo Buyer. PropCo Buyer may propose, and shall consult in good faith with OpCo Buyer with respect to, reasonable amendments or modifications to the Pre-Closing Restructuring steps, and each other Party shall use commercially reasonable efforts to take (or shall cause one or more of its Affiliates to take) the actions required or advisable to effect such amendments or modifications proposed by PropCo Buyer, provided that (a) PropCo Buyer has irrevocably notified each other Party that it stands ready, willing and able to consummate the Merger consistent with the terms of this Agreement, (b) such amendments or modifications would not reasonably be expected to adversely impact in any material respect OpCo Buyer’s obligations under the Tax Matters and Indemnity Agreement or create additional financial or other material obligations or liabilities for OpCo Buyer, the Company or any of its Subsidiaries (provided that if such amendments or modifications would not result in the obligations or liabilities of such Person being more than they otherwise would have been had such amendment or modification not been made, then such amendment or modification shall not be considered materially adverse), and (c) such amendments or modifications would not reasonably be expected to alter the form of consideration payable in connection with the Exhibit 2.1 56

Merger, change the Merger Consideration payable to the shareholders of the Company or change the Tax treatment of the Merger described in Section 1.9. 8.20 Cooperation with OpCo Buyer Debt Financing. (a) Prior to the Closing, the Company shall use commercially reasonable efforts, at OpCo Buyer’s sole expense to cooperate and cause the Company’s Subsidiaries to cooperate with OpCo Buyer in connection with the arrangement of the Debt Financing as may be customary and reasonably requested in writing by OpCo Buyer (provided that such requested cooperation does not (x) unreasonably interfere with the ongoing operations of the Company and its Subsidiaries, (y) cause any representation or warranty in this Agreement to be breached or (z) cause any condition in this Agreement to fail to be satisfied), including using commercially reasonable efforts to (and cause its Subsidiaries and its and their respective officers, employees, accountants and other representatives to use commercially reasonable efforts to): (i) participate at reasonable times in a reasonable number of meetings, drafting sessions, presentations, road shows, and rating agency and due diligence sessions, in each case, upon reasonable advance notice; (ii) furnish, as promptly as practicable and in any event on or prior to the dates required by the Debt Commitment Letter, OpCo Buyer and the Debt Financing Source Related Party with (x) the Required Financial Information and (y) such other financial and other pertinent information regarding the Company as shall exist and not already be available to OpCo Buyer and be reasonably requested by OpCo Buyer for use in connection with any marketing of the Debt Financing (provided that, for the avoidance of doubt, the Company shall not be required to provide, and OpCo Buyer shall be solely responsible for, (A) the preparation of pro forma financial information, including pro forma cost savings, synergies, capitalization or other pro forma adjustments desired to be incorporated into any pro forma financial information, (B) any description of all or any component of the Debt Financing, including any such description to be included in any liquidity or capital resources disclosure or any “description of notes”, or (C) projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing); (iii) reasonably assist OpCo Buyer and the Debt Financing Source and any Debt Financing Source Related Party in the preparation of (A) customary marketing material to be used in a syndication of the Debt Financing and (B) materials for rating agency presentations (provided that the Company shall have the right to review and comment on materials in the foregoing clauses (A) and (B) prior to the dissemination of such material to potential lenders or other counterparties to any proposed financing transaction (or filing with any Governmental Entity)); (iv) cooperate with the marketing efforts of OpCo Buyer and the Debt Financing Source and any Debt Financing Source Related Party for any portion of the Debt Financing as reasonably requested by OpCo Buyer; (v) reasonably assist in the preparation of a customary confidential information memorandum; (vi) permit the use of all of the Company and its Subsidiaries’ logos in connection with the Debt Financing subject to the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed) and in a manner usual and customary for debt financings of a type similar to the Debt Financing; (vii) reasonably assist with OpCo Buyer’s preparation of documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and providing Beneficial Ownership Certificates, in each case, at least 10 Business Days prior to Closing; (viii) cooperate with OpCo Buyer’s financing sources’ reasonable due Exhibit 2.1 57 diligence investigation and evaluation of the assets and properties of the Company and its Subsidiaries for the purpose of establishing collateral arrangements and otherwise reasonably facilitating the pledging of collateral and execution and delivery of definitive pledge and security documents and other financing documents or other certificates or documents as may be reasonably requested by OpCo Buyer or OpCo Buyer’s financing sources to consummate the Debt Financing; (ix) provide reasonable assistance in the preparations for the pledging of collateral (it being understood that no such pledging of collateral will be effective until at or after the Closing); (x) reasonably assist with the OpCo Buyer’s preparation, execution and delivery of one or more credit agreements, pledge and security documents and other definitive documentation or other certificates or documents (including a customary solvency certificate (in the form of the solvency certificate attached as Annex I to Exhibit C of the Debt Commitment Letter) (or the analogous provision in any amendment, modification, supplement, restatement or replacement thereof permitted or required hereunder)), reasonably requested by OpCo Buyer; and (xi) take all corporate or other organizational actions reasonably requested by OpCo Buyer to permit the consummation of the Financing; provided, in each case, that (A) neither the Company nor any of its Subsidiaries shall be required to incur or satisfy any liability (including the payment of any fees) in connection with the Debt Financing prior to the Effective Time, (B) the pre-Closing board of directors of the Company and the directors, managers and general partners of the Company’s Subsidiaries in each of their respective capacities as pre-Closing members of the board of directors of the Company, pre-closing manager, or pre-closing general partner, as applicable shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Debt Financing is obtained, (C) neither the Company nor any of its Subsidiaries shall be required to execute or deliver prior to the Effective Time any definitive financing documents, including any credit or other agreements, pledge or security documents, or other certificates, legal opinions or documents in connection with the Debt Financing (other than any customary authorization letters in connection with any syndication materials related to the Debt Financing), (D) except as expressly provided above, neither the Company nor any of its Subsidiaries shall be required to take any corporate or similar actions prior to the Effective Time to permit the consummation of the Debt Financing, (E) no Affiliate of the Company shall have any obligations under this Section 8.20 following the consummation of the transactions contemplated by this Agreement, and (F) none of PropCo Buyer, PropCo Merger Sub nor any of their Subsidiaries or Affiliates shall have any obligations under this Section 8.20 to provide any assistance to OpCo Buyer in connection with the Financing. (b) Neither the Company nor any of its Subsidiaries shall have any liability to OpCo Buyer in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 8.20. Notwithstanding anything to the contrary herein, (x) the condition set forth in Section 9.3(b) and Section 9.4(b) shall be deemed satisfied as it applies to the Company’s obligations pursuant to this Section 8.20, and (y) OpCo Buyer shall not have the right to terminate this Agreement pursuant to Section 10.1(h) on account of a breach of the Company’s obligations pursuant to this Section 8.20, in each case, unless the Debt Financing (or any Alternative Financing) has not been obtained directly and primarily as a result of the Company’s Willful and Material Breach of its obligations under this Section 8.20. 8.21 OpCo Buyer Financing. (a) Prior to the Closing, OpCo Buyer shall take, or cause to be taken, all actions and do, or cause to be done, as promptly as possible, all things necessary, proper or advisable to arrange and obtain the Debt Financing on the terms and conditions described in the Debt Commitment Letter (including complying with any request requiring the exercise of any flex provisions in the fee letter), including, but not limited to, as promptly as possible: (i) satisfying, or causing to be satisfied, on a timely basis all conditions to OpCo Buyer obtaining the Debt Financing set forth therein (including the payment of any fees required as a Exhibit 2.1 58 condition to the Debt Financing) that are within the control of Opco Buyer; (ii) negotiating and entering into definitive agreements with respect to the Debt Financing on the terms and conditions contemplated by the Debt Commitment Letter (including any related flex provisions) so that such definitive agreements are in effect no later than the Closing Date; (iii) if applicable, timely preparing the necessary offering circulars, private placement memoranda, or other offering documents or marketing materials with respect to the Debt Financing; (iv) maintaining in effect the Debt Commitment Letter and (from and when executed) the other Debt Documents (as defined below) through the consummation of the Closing; and (v) consummating the Debt Financing or causing the Debt Financing to be consummated at or prior to Closing. (b) OpCo Buyer shall give the Company and PropCo Buyer prompt written notice (A) of any breach or default by any party to the Debt Commitment Letter or other Debt Document of which OpCo Buyer becomes aware, (B) if and when OpCo Buyer becomes aware that any portion of the Debt Financing contemplated by the Debt Commitment Letter may not be available for the Financing Purposes, and (C) of the receipt of any written notice or other written communication from any Person with respect to any (1) actual or potential breach, default, termination or repudiation by any party to the Debt Commitment Letter or other Debt Document or (2) material dispute or material disagreement between or among any parties to the Debt Commitment Letter or other Debt Document (but excluding, for the avoidance of doubt, any ordinary course negotiations with respect to the terms of the Debt Financing or Debt Documents). Without limiting the foregoing, (x) OpCo Buyer shall not, and shall not permit any of its Affiliates to, without the prior written consent of the Company and PropCo Buyer, take or fail to take any action or enter into any transaction that could reasonably be expected to impair, delay or prevent consummation of the Debt Financing contemplated by the Debt Commitment Letter, and (y) OpCo Buyer shall keep the Company and PropCo Buyer informed on a reasonably current basis in reasonable detail of the status of their efforts to arrange the Debt Financing and provide to the Company and PropCo Buyer executed copies of the definitive documents related to the Debt Financing (provided that any fee letters, engagement letters or other agreements that, in accordance with customary practice, are confidential by their terms, and that do not affect the conditionality or amount of the Debt Financing, may be redacted so as not to disclose such terms that are so confidential) and copies of any of the written notices or communications described in the preceding sentence. If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (after taking into account flex terms), OpCo Buyer shall use reasonable best efforts to arrange and obtain alternative financing, including from alternative sources in an amount that is sufficient to replace any unavailable portion of the Debt Financing (“Alternative Financing”) as promptly as practicable following the occurrence of such event and the provisions of this Section 8.21 shall be applicable to the Alternative Financing, and, for the purposes of Section 8.20 and this Section 8.21, all references to the Debt Financing shall be deemed to include such Alternative Financing and all references to the Debt Commitment Letter or other Debt Documents shall include the applicable documents for the Alternative Financing. OpCo Buyer shall (1) comply with the Debt Commitment Letter and each definitive agreement with respect thereto (collectively, with the Debt Commitment Letter, the “Debt Documents”), (2) enforce their rights under the Debt Commitment Letter and the other Debt Documents and (3) not permit, without the prior written consent of the Company and PropCo Buyer, any material amendment or modification to be made to, or any termination, rescission or withdrawal of, or any material waiver of any provision or remedy under, the Debt Commitment Letter (including the Redacted Fee Letter) or other Debt Document if such amendment, modification or waiver that (individually or in the aggregate with any other amendments, modifications or waivers) would reasonably be expected to (i) reduce (or could have the effect of reducing) the aggregate principal amount of any portion of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount) from that contemplated by the financing commitments delivered as of the date hereof other than as contemplated by Section 7.6 hereof so long as the terms thereof are not of the type that would constitute a Prohibited Modification under subclause (ii) or (iii) below, (ii) adversely affect the ability of Opco Buyer to enforce its rights against other parties to the Commitment Letters or the Debt Documents as so amended, replaced, supplemented or otherwise modified or (iii) impose new or additional conditions precedent to the availability of the Debt Financing or otherwise expand, amend or modify any of the conditions precedent to the Exhibit 2.1 59

Debt Financing, or otherwise expand, amend or modify any other provision of the Commitment Letters or Debt Documents, in each case, in a manner that could otherwise reasonably be expected to prevent, impede or delay the consummation of the funding of the Debt Financing (or the satisfaction of the conditions to obtaining any portion of the financing) (the effects described in clauses (i) through (iii), collectively, the “Prohibited Modifications”). OpCo Buyer shall provide notice to the Company and PropCo Buyer promptly upon receiving the Debt Financing. Notwithstanding anything to the contrary in this Agreement, compliance by OpCo Buyer with this Section 8.21 shall not relieve OpCo Buyer of its obligation to consummate the transactions contemplated by this Agreement, whether or not the Debt Financing or Alternative Financing is available. (c) OpCo Buyer shall indemnify, defend and hold harmless the Company and its Subsidiaries, and their respective pre-Closing directors, officers, employees and representatives, from and against any and all damages incurred, directly or indirectly, in connection with the Debt Financing, any information provided in connection therewith or any cooperation provided by the Company or its Subsidiaries described in Section 8.20 or otherwise in connection with the Debt Financing. OpCo Buyer shall promptly reimburse the Company and its Subsidiaries for all out-of-pocket costs (including reasonable attorneys’ fees and ratings agencies’ fees) incurred by the Company or its Subsidiaries in connection with the cooperation described in Section 8.20 or otherwise in connection with the Debt Financing and, to the extent OpCo Buyer does not reimburse the Company or its applicable Subsidiary for any such costs or expenses on or prior to the Closing Date, the Company shall be deemed to have a current asset in the amount of such unreimbursed costs and expenses. 8.22 Repayment of Company Credit Facilities. (a) No less than five Business Days prior to the Closing Date, the Company shall repay an amount under the Revolver Facility as is necessary so that the aggregate amount of borrowings outstanding under the Company Credit Agreement, together with all accrued and unpaid interest, upon such repayment does not exceed the Target Debt Amount; provided that, if, as of immediately prior to the preparation of the payoff letter described in Section 8.22(b) (the “Debt Calculation Time”), the amount outstanding under the Company Credit Agreement, together with all accrued and unpaid interest, is expected to be, at the time of the Closing, less than the Target Debt Amount, then notwithstanding anything to the contrary contained herein, the Company shall prior to the preparation of such payoff letter, incur borrowings under the Company’s Revolver Facility in an amount equal to the difference between the Target Debt Amount and the actual amount outstanding under the Company Credit Agreement, together with all accrued and unpaid interest, as of the Debt Calculation Time. (b) Prior to the Closing Date, the Company shall deliver to PropCo Buyer an executed payoff letter (and shall use reasonable best efforts to deliver to PropCo Buyer draft of such payoff letter on or before the third (3rd) Business Day prior to the Closing Date), in customary form, from any of the holders (or the agent or trustee on behalf thereof) of indebtedness under the Company Credit Agreement, which shall (i) include the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties, breakage costs or similar obligations (other than indemnity and contingent liabilities) and all fees, costs and expenses under the Company Credit Agreement as of the anticipated Closing Date (and the daily accrual thereafter), together with appropriate wire instructions, (ii) provide that upon receipt of the applicable payoff amounts, the applicable agreements evidencing such indebtedness shall be terminated (other than any provisions that by their terms survive the termination thereof), (iii) provide that all Liens on the assets and properties of the Company and its Subsidiaries (including the equity interests thereof) securing any such indebtedness and all guarantees of such indebtedness by the Company and its Subsidiaries shall be, upon the payment of the applicable payoff amounts on the Closing Date, released and terminated and (iv) include a customary commitment by such holders (or such agent or trustee on behalf thereof) to execute and provide documentation and filings reasonably necessary to evidence the release or termination of such Liens (which release and termination shall be at the Company’s expense). (c) On the Closing Date, (i) PropCo Buyer shall pay, or shall cause to be paid, in accordance with the terms and provisions of the payoff letter described in Section 8.22(b), by wire transfer of immediately available funds, the amount equal to the Target Debt Amount in respect of the Company Credit Agreement pursuant to the Assumption Agreement, and (ii) OpCo Buyer shall pay, or shall cause to be paid, in accordance with the terms and provisions of the payoff letter described in Section 8.22(b) by wire transfer of immediately available funds, the amount equal to the Excess Debt Amount in respect of the Company Credit Exhibit 2.1 60

Agreement. 8.23 Obligations of Parties. Each of the Company and OpCo Buyer shall, and shall cause their respective Subsidiaries and Affiliates, as applicable, to comply with and perform their obligations under this Agreement. PropCo Buyer shall, and shall cause PropCo Merger Sub and its respective Subsidiaries and Affiliates, to comply with and perform its obligations under this Agreement. 8.24 New HoldCo and PropCo Acquired Company Liabilities. From and after the respective formation of New HoldCo and each PropCo Acquired Company, the Company shall not, and shall cause each of its Subsidiaries and its and their respective Affiliates not to, directly or indirectly, cause New HoldCo or any PropCo Acquired Company to incur any liabilities (contingent or otherwise) other than de minimis liabilities and, in case of any PropCo Acquired Company, those liabilities that arise solely as a result of an Owner SPE’s ownership of its applicable Subject Property, in its capacity as owner thereof (such as real estate taxes) (“Real Property Liabilities”). 8.25 Suspension of Share Repurchase Program. From and after the date hereof and until the earlier of the termination of this Agreement in accordance with Article 10 and the Effective Time, the Company shall suspend in full any share repurchase program then in effect (including the Company’s share repurchase program authorized by the Company Board on November 5, 2024) and shall take all necessary corporate actions to ensure that no shares are repurchased, redeemed, or otherwise acquired under each such share repurchase program. 8.26 Termination of Company Related Party Agreement. Prior to the Closing, at PropCo Buyer’s request, the Company shall terminate, or cause to be terminated, the Company Related Party Agreements designated by PropCo Buyer, and the Company and its Subsidiaries shall have no liability or obligation of any kind following such termination. The Company shall provide PropCo Buyer and OpCo Buyer evidence reasonably satisfactory to PropCo Buyer and OpCo Buyer following the termination of each such agreement. 8.27 OpCo Buyer Payment of Transaction Expenses. Prior to the Closing Date, the Company shall deliver to OpCo Buyer invoices in respect of unpaid Transaction Expenses, and on the Closing Date, OpCo Buyer shall pay or cause to be paid, on behalf of the Company and its Subsidiaries, any such unpaid Transaction Expenses, by wire transfer of immediately available funds to the accounts and in the amounts specified in writing by the Company prior to Closing and in accordance with such invoices. 8.28 Draft E&P Study. No less than ten days prior to the Closing Date, the Company shall provide to PropCo Buyer for its review and comment a draft of the study described in Section 9.3(i). ARTICLE 9 CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS 9.1 Conditions to Obligations of Each Party under this Agreement. The respective obligations of each party to consummate the OpCo Sale and the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) at or prior to consummation of the OpCo Sale or the Effective Time, as applicable, of each of the following conditions: (a) The Company Shareholder Approval shall have been obtained. (b) Any waivers, consents, clearances, approvals and authorizations under the applicable Gaming and Liquor Laws (including the Gaming and Liquor Approvals) set forth on ͏Schedule 9.1(b) ( “Specified Law”) shall have been obtained and shall remain in full force and effect. (c) The Pre-Closing Restructuring shall have been completed and all other documents, certificates or other instruments required to effectuate the same shall have been duly executed and delivered. (d) The consummation of the OpCo Sale or Merger shall not then be restrained, enjoined or prohibited by any Order of any Governmental Entity of competent jurisdiction (which, for the avoidance of doubt, shall be deemed to exclude any Order of a Governmental Entity pursuant to any Competition Law that is not a Specified Law), and no Law shall have been enacted, entered, promulgated or enforced by any Governmental Entity Exhibit 2.1 61 after the date of this Agreement that, in any case, makes illegal the consummation of the OpCo Sale or Merger. (e) The issuance of the PropCo Buyer Shares in connection with the Merger shall have been approved for listing on the NYSE, subject to official notice of issuances. (f) The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn. 9.2 Conditions to Obligations of New HoldCo under this Agreement. The obligation of New HoldCo to effect the OpCo Sale and the Merger is further subject to the fulfillment (or waiver by New HoldCo) at or prior to consummation of the OpCo Sale or the Effective Time, as applicable, of the following conditions: (a) Each representation and warranty of OpCo Buyer, PropCo Buyer and PropCo Merger Sub, as applicable, contained in this Agreement, without giving effect to any qualifications as to materiality or a Material Adverse Effect or other similar qualifications contained therein, shall be true and correct at and as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true and correct, a Material Adverse Effect. (b) Each of OpCo Buyer, PropCo Buyer and PropCo Merger Sub shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing Date. (c) A Material Adverse Effect with respect to OpCo Buyer, PropCo Buyer or PropCo Merger Sub shall not have occurred since the date of this Agreement and be continuing. (d) OpCo Buyer, solely as to itself, and PropCo Buyer, solely as to itself, shall have delivered to New HoldCo a certificate, dated as of the Closing Date and signed by an executive officer of OpCo Buyer and PropCo Buyer, as the case may be, certifying to the effect that the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(c) have been satisfied. (e) New HoldCo shall have received a written opinion from Company Tax Counsel, in form and substance as set forth in Section 9.2(e) of the Company Disclosure Schedule and with such reasonable changes as are reasonably acceptable to the Company and PropCo Buyer, dated as of the Closing Date, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Such opinion will be subject to customary exceptions, assumptions and qualifications, and in rendering such opinion, Company Tax Counsel may require and rely upon representations contained in certificates of officers of the Company and PropCo Buyer delivered pursuant to Section 8.16(b)(iii) and Section 8.16(c)(iii). 9.3 Conditions to Obligations of PropCo Buyer and PropCo Merger Sub under this Agreement. The obligations of PropCo Buyer and PropCo Merger Sub to effect the Merger are further subject to the fulfillment (or waiver by PropCo Buyer and PropCo Merger Sub) at or prior to the Effective Time of the following conditions: (a) Each representation and warranty of the Company and OpCo Buyer, as applicable, (i) contained in Section 5.1 (Corporate Organization), Section 5.2 (Capitalization) (except Section 5.2(a)), Section 5.3 (Authority; Execution and Delivery; Enforceability), Section 5.21 (Opinion of Financial Advisor), Section 5.23 (Broker’s Fees), Section 5.24 (New HoldCo; New OpCo; PropCo; Owner SPEs), Section 7.1 (Corporate Organization), Section 7.2 (Authority; Execution and Delivery; Enforceability) and Section 7.11 (Broker’s Fees) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time), (ii) contained in Section 5.2(a) (Capitalization) shall be true and correct in all but de minimis respects as of the date of this Exhibit 2.1 62

Agreement and as of the Closing Date, as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all but de minimis respects as of such date or time), and (iii) otherwise set forth in Article 5 or Article 7, without giving effect to any qualifications as to materiality or Material Adverse Effect or other similar qualifications contained therein, shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true and correct, a Material Adverse Effect. (b) Each of the Company and OpCo Buyer shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing Date. (c) A Material Adverse Effect with respect to the Company or OpCo Buyer shall not have occurred since the date of this Agreement and be continuing. (d) Fee title to each Subject Property shall have been conveyed and transferred to, and as of the Closing held by, the applicable Owner SPE, in each case, subject to no Liens other than the Permitted Liens, and the Title Policy shall have been issued to the applicable Owner SPE (or PropCo Buyer’s designee) in the condition required by the definition of the term “Title Policy”. (e) PropCo Buyer shall have received a written opinion from PropCo Buyer Tax Counsel, in form and substance as set forth in Section 9.3(e) of the PropCo Buyer Disclosure Schedule, and with such reasonable changes as are reasonably acceptable to PropCo Buyer and the Company, dated as of the Closing Date, to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Such opinion will be subject to customary exceptions, assumptions and qualifications, and in rendering such opinion, PropCo Buyer Tax Counsel may require and rely upon representations contained in certificates of officers of the Company and PropCo Buyer delivered pursuant to Section 8.16(b)(iii) and Section 8.16(c)(iv). (f) Each of New HoldCo, solely as to itself, and OpCo Buyer, solely as to itself, shall have delivered to PropCo Buyer a certificate, dated as of the Closing Date and signed by an executive officer of New HoldCo or OpCo Buyer, as applicable, certifying to the effect that the conditions set forth in Section 9.3(a), Section 9.3(b) and Section 9.3(c) have been satisfied. (g) One or more Covered Events shall not have occurred since the date of this Agreement for which as of the Closing Date (i) in the case of a Casualty, the remaining cost of repair or restoration, whether or not covered in whole or in part by insurance, would reasonably be expected to equal or exceed $174,000,000 in the aggregate, or (ii) in the case of a Condemnation, such Condemnation has resulted or would reasonably be expected to result in the permanent loss of more than $174,000,000 in the aggregate of the fair market value of the Subject Properties. (h) OpCo Buyer shall have paid in full any Excess Debt Amount in accordance with the provisions of Section 8.22(c)(ii). (i) The Company shall have delivered to PropCo Buyer an updated study performed by a nationally recognized independent public accounting firm reasonably acceptable to the PropCo Buyer and the Company (in substantially the same form as provided prior to the date of this Agreement), estimating that the Company’s aggregate current and accumulated earnings and profits, after accounting for any reductions resulting from the consummation of the Transactions (through but excluding the Merger at the Effective Time) and after accounting for any permitted dividends, as of a month end as close as practical to the Closing Date does not exceed $460,000,000. 9.4 Conditions to Obligations of OpCo Buyer under this Agreement. The obligations of OpCo Buyer to effect the OpCo Sale are further subject to the fulfillment (or waiver by OpCo Buyer) at or prior to the consummation of the OpCo Sale of the following conditions: Exhibit 2.1 63

(a) Each representation and warranty of the Company, PropCo Buyer and PropCo Merger Sub, as applicable, (i) contained in Section 5.1 (Corporate Organization), Section 5.2 (Capitalization) (except Section 5.2(a)), Section 5.3 (Authority; Execution and Delivery; Enforceability), Section 5.23 (Broker’s Fees), Section 5.24 (New HoldCo; New OpCo; PropCo; Owner SPEs), Section 6.1 (Corporate Organization), Section 6.3 (Authority; Execution and Delivery; Enforceability) and Section 6.15 (Broker’s Fees) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all material respects as of such date or time), (ii) contained in Section 5.2(a) (Capitalization) shall be true and correct in all but de minimis respects as of the date of this Agreement and as of the Closing Date, as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct in all but de minimis respects as of such date or time), and (iii) otherwise set forth in Article 6, without giving effect to any qualifications as to materiality or Material Adverse Effect or other similar qualifications contained therein, shall be true and correct as of the date of this Agreement as of the Closing Date as though made on the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), except as has not had and would not reasonably be expected to have, individually or in the aggregate with all other failures to be true and correct, a Material Adverse Effect. (b) Each of PropCo Buyer and PropCo Merger Sub shall have performed and complied in all material respects with all covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing Date. (c) A Material Adverse Effect with respect to the Company or PropCo Buyer or PropCo Merger Sub shall not have occurred since the date of this Agreement and be continuing. (d) Each of the Company, solely as to itself, and PropCo Buyer, solely as to itself, shall have delivered to OpCo Buyer a certificate, dated as of the Closing Date and signed by an executive officer of PropCo Buyer, certifying to the effect that the conditions set forth in Section 9.4(a), Section 9.4(b) and Section 9.4(c) have been satisfied. (e) PropCo Buyer shall have paid in full the Target Debt Amount in accordance with the provisions of Section 8.22(c)(i). 9.5 Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the OpCo Sale, the Merger or the other transactions contemplated hereby or terminating this Agreement and abandoning the OpCo Sale and the Merger, on the failure of any conditions set forth in this Article 9 to be satisfied if the primary cause of such failure was the failure of such Party to act in good faith or to perform any of its obligations under this Agreement. ARTICLE 10 TERMINATION, AMENDMENT AND WAIVER 10.1 Termination. This Agreement may be terminated, and the OpCo Sale, the Merger and the other Transactions may be abandoned at any time prior to the consummation of the OpCo Sale, whether before or (subject to the terms hereof) after receipt of the Company Shareholder Approval: (a) By mutual written consent of OpCo Buyer, PropCo Buyer and the Company; (b) By any of the Company, OpCo Buyer or PropCo Buyer, if the Company Shareholder Approval shall not have been obtained upon a vote taken at the Company Meeting duly convened therefor or any adjournment or postponement thereof; (c) By any of the Company, OpCo Buyer or PropCo Buyer, if any Governmental Entity of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the OpCo Sale, the Merger or the other Transactions, and Exhibit 2.1 64 such Order or other action shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(c) shall be available only if the Party seeking to terminate this Agreement shall have complied with its obligations under Section 8.5; (d) By any of the Company, OpCo Buyer or PropCo Buyer, if the Effective Time shall not have occurred on or before November 5, 2026 (the “Initial Outside Date”); provided that in the event that at the Initial Outside Date, all of the conditions in Article 9 other than Section 9.1(b) or Section 9.1(d) (solely with respect to Orders related to any Specified Law) have been satisfied (other than conditions that by their nature can only be satisfied on the Closing Date), or have been validly waived by the Parties, as applicable, then the Outside Date shall automatically be extended to February 5, 2027 (the “Extended Outside Date”); provided, further, that no Party shall be permitted to terminate this Agreement pursuant to this Section 10.1(d) if there has been any material breach by such Party of its representations, warranties or covenants contained in this Agreement, and such breach has primarily caused or resulted in the failure of the Closing to have occurred prior to the Initial Outside Date or the Extended Outside Date, as the case may be; (e) By either OpCo Buyer or PropCo Buyer, if, at any time prior to the receipt of the Company Shareholder Approval, (i) the Independent Committee shall have effected a Change of Recommendation, (ii) the Company shall have violated any of its obligations under Section 8.3 (other than any immaterial or inadvertent violations thereof that did not result in an Acquisition Proposal), or (iii) the Company shall have entered into an Acquisition Agreement relating to an Acquisition Proposal; (f) By the Company, at any time prior to the receipt of the Company Shareholder Approval, if the Independent Committee determines to accept a Superior Proposal in accordance with Section 8.3 and the Company substantially concurrently with such termination enters into a binding agreement with respect to such Superior Proposal; provided that the Company shall prior to or concurrently with such termination pay the Company Termination Fee pursuant to Section 10.3; (g) By PropCo Buyer, at any time prior to the Effective Time, if: (i) there has been a breach by the Company or OpCo Buyer of any of their respective representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Merger contained in Section 9.3(a) or Section 9.3(b) is not reasonably capable of being satisfied while such breach is continuing; (ii) PropCo Buyer shall have delivered to the Company or OpCo Buyer, as applicable, written notice of such breach; and (iii) such breach is not capable of cure prior to the applicable Outside Date or at least 30 days shall have elapsed since the date of delivery of such written notice to the Company or OpCo Buyer, as applicable, and such breach shall not have been cured in all material respects; provided that PropCo Buyer shall not be permitted to terminate this Agreement pursuant to this Section 10.1(g) if there has been any material breach by PropCo Buyer or PropCo Merger Sub of its representations, warranties, covenants or agreements contained in this Agreement, and such breach shall not have been cured in all material respects; (h) By OpCo Buyer, at any time prior to the Effective Time, if: (i) there has been a breach by the Company or PropCo Buyer or PropCo Merger Sub of any of their respective representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Merger contained in Section 9.4(a) or Section 9.4(b) is not reasonably capable of being satisfied while such breach is continuing; (ii) OpCo Buyer shall have delivered to the Company or PropCo Buyer, as applicable, written notice of such breach; and (iii) such breach is not capable of cure prior to the applicable Outside Date or at least 30 days shall have elapsed since the date of delivery of such written notice to the Company or PropCo Buyer, as applicable, and such breach shall not have been cured in all material respects; provided that OpCo Buyer shall not be permitted to terminate this Agreement pursuant to this Section 10.1(h) if there has been any material breach by OpCo Buyer of its representations, warranties, covenants or agreements contained in this Agreement, and such breach shall not have been cured in all material respects; (i) By the Company, at any time prior to the Effective Time, if: (i) there has been a breach by any of OpCo Buyer, PropCo Buyer or PropCo Merger Sub of any of their respective representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Merger contained in Section 9.2(a) or Section 9.2(b), as applicable, is not reasonably capable of being satisfied while such breach is Exhibit 2.1 65 continuing; (ii) the Company shall have delivered to OpCo Buyer or PropCo Buyer, as applicable, written notice of such breach; and (iii) such breach is not capable of cure prior to the applicable Outside Date or at least 30 days shall have elapsed since the date of delivery of such written notice to OpCo Buyer or PropCo Buyer, as applicable, and such breach shall not have been cured in all material respects; provided that the Company shall not be permitted to terminate this Agreement pursuant to this Section 10.1(i) if there has been any material breach by the Company of its representations, warranties, covenants or agreements contained in this Agreement, and such or breach shall not have been cured in all material respects; and (j) By either the Company or PropCo Buyer, at any time prior to the Effective Time, if (i) all the conditions set forth in Section 9.1 and Section 9.4 have been, and continue to be, satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied at the Closing) or, to the extent permitted by Law, waived, (ii) OpCo Buyer shall have failed to consummate the OpCo Sale by the time the Closing was required to occur under Section 1.7, (iii) the Company or PropCo Buyer, as applicable, has irrevocably notified OpCo Buyer in writing that the Company or PropCo Buyer, as applicable, stands ready, willing and able to consummate, and will consummate, the Transactions, (iv) the Company or PropCo Buyer, as applicable, shall have given OpCo Buyer written notice at least five Business Days prior to such termination stating the Company’s or PropCo Buyer’s, as applicable, intention to terminate this Agreement pursuant to this Section 10.1(j) and (v) the OpCo Sale shall not have been consummated by the end of such five Business Day period. 10.2 Effect of Termination. In the event of termination of this Agreement by either the Company, OpCo Buyer or PropCo Buyer as provided in Section 10.1, written notice thereof shall be given to the other Party or Parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail and this Agreement shall forthwith become void and have no further force and effect (other than the first sentence of Section 8.2(b) (Access to Information; Confidentiality), Section 8.7 (Public Announcements), Section 10.2 (Effect of Termination), Section 10.3 (Termination Fees), Section 10.4 (Limitation on Recourse) and Article 11 (General Provisions), each of which shall survive termination of this Agreement), and there shall be no liability or obligation on the part of any Party or any of such Party’s officers, directors or Representatives, except with respect to the first sentence of Section 8.2(b) (Access to Information; Confidentiality), Section 8.7 (Public Announcements), Section 10.2 (Effect of Termination), Section 10.3 (Termination Fees), Section 10.4 (Limitation on Recourse) and Article 11 (General Provisions); provided that, subject to Section 10.3, nothing herein shall relieve any Party from liabilities or damages resulting from any fraud in connection with this Agreement or incurred or suffered as a result of a Willful and Material Breach by any Party of any of its representations, warranties, covenants or other agreements set forth in this Agreement prior to such termination of this Agreement, in which case the non-breaching Party shall be entitled to all rights and remedies available at law or in equity. 10.3 Termination Fees. (a) Company Termination Fee. (i) The Parties agree that if this Agreement is terminated by either OpCo Buyer or PropCo Buyer pursuant to Section 10.1(e) or the Company pursuant to Section 10.1(f), then the Company shall pay to OpCo Buyer and PropCo Buyer prior to or concurrently with such termination, in the case of a termination by the Company, or within five Business Days thereafter, in the case of a termination by either OpCo Buyer or PropCo Buyer, the Company Termination Fee in accordance with the Acquiror Applicable Share. The “Company Termination Fee” means $37,000,000; provided, that, if this Agreement is terminated prior to the No- Shop Period Start Date by (x) OpCo Buyer or PropCo Buyer pursuant to Section 10.1(e) or (y) the Company pursuant to Section 10.1(f) with respect to a Superior Proposal, then “Company Termination Fee” means $16,400,000. (ii) The Parties agree that if (A)(x) this Agreement is terminated pursuant to Section 10.1(b), and prior to the Company Meeting, an Acquisition Proposal with respect to the Company has been publicly announced, disclosed or otherwise communicated to the Company, the Company Board or the Independent Committee and such Acquisition Proposal has not been irrevocably withdrawn publicly at least five Exhibit 2.1 66

Business Days prior to the Company Meeting, (y) this Agreement is terminated pursuant to Section 10.1(d), and prior to such termination, an Acquisition Proposal with respect to the Company has been publicly announced, disclosed or otherwise communicated to the Company, the Company Board or the Independent Committee and such Acquisition Proposal was not withdrawn prior to the date this Agreement is validly terminated, or (z) this Agreement is terminated pursuant to Section 10.1(g) or Section 10.1(h) in relation to breach by the Company, and after the date hereof and prior to the breach giving rise to such right of termination, an Acquisition Proposal with respect to the Company has been publicly announced, disclosed, or otherwise communicated or made known to the Company, the Company Board or the Independent Committee and such Acquisition Proposal was not withdrawn prior to the date this Agreement is validly terminated, and (B) within 12 months after the date of such termination, the transaction contemplated by such Acquisition Proposal is consummated or the Company enters into an Acquisition Agreement in respect of an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) that is later consummated, then the Company shall pay to OpCo Buyer and PropCo Buyer the Company Termination Fee in accordance with the Acquiror Applicable Share, no later than five Business Days after the consummation of such transaction. For purposes of this Section 10.3(a)(ii), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 8.3(h)(i), except that the references to “25%” shall be deemed to be references to “50%”. (b) Reimbursement Amount. The Parties agree that (i) if this Agreement is terminated pursuant to Section 10.1(g) as a result of the Company’s breach, then the Company shall promptly (and in any event within five Business Days thereafter) pay to OpCo Buyer and PropCo Buyer an amount equal to the Reimbursement Amount, (ii) if this Agreement is terminated pursuant to Section 10.1(g) as a result of OpCo Buyer’s breach, then OpCo Buyer shall promptly (and in any event within five Business Days thereafter) pay to PropCo Buyer an amount equal to the Reimbursement Amount; and (iii) if this Agreement is terminated pursuant to Section 10.1(h) as a result of PropCo Buyer’s breach, then PropCo Buyer shall promptly (and in any event within five Business Days thereafter) pay to OpCo Buyer an amount equal to the Reimbursement Amount. Notwithstanding anything to the contrary contained herein, the Reimbursement Amount payable by the Company pursuant to this Section 10.3(b) shall not exceed, with respect to PropCo Buyer, $7,500,000 and, with respect to OpCo Buyer, the greater of (i) $2,500,000 and (ii) the difference between (x) $10,000,000 minus (y) the Reimbursement Amount payable to PropCo Buyer; provided that in respect of any Reimbursement Amount payable by OpCo Buyer or PropCo Buyer pursuant to this Section 10.3(b) or Section 10.1(c), such amount shall not exceed $5,000,000. If, following the payment of the Reimbursement Amount by the Company, the Company Termination Fee becomes payable to PropCo Buyer and/or payable to OpCo Buyer, the amount of the Reimbursement Amount actually paid prior to such time shall reduce, dollar for dollar, the amount of the Company Termination Fee payable by the Company to PropCo Buyer and/or OpCo Buyer. (c) OpCo Buyer Termination Fee. The Parties agree that if this Agreement is terminated by the Company or PropCo Buyer pursuant to Section 10.1(j) as a result of a Financing Failure, then OpCo Buyer shall promptly (and in any event within five Business Days thereafter) pay to (i) the Company an amount equal to $10,000,000 (the “OpCo Buyer Termination Fee”) and (ii) PropCo Buyer an amount equal to PropCo Buyer’s Reimbursement Amount, which shall in no event exceed $5,000,000. Notwithstanding anything contained herein to the contrary, this Article 10 shall not limit the Company’s or PropCo Buyer’s ability to seek an injunction, specific performance or other equitable remedies requiring OpCo Buyer to consummate the OpCo Sale on the terms and conditions in this Agreement (including to cause OpCo Buyer and its Affiliates to exercise its rights to enforce the obligations of the Debt Commitment Letter and other Debt Documents in order to cause the Debt Financing to be funded in accordance with and subject to the terms and conditions set forth in the Debt Commitment Letter or other Debt Documents) or other remedies entitled to it hereunder. (d) All payments under this Section 10.3 shall be made by wire transfer of immediately available funds to an account designated in writing by OpCo Buyer, PropCo Buyer and the Company, as applicable. For the avoidance of doubt, in no event shall (x) the Company be required to pay the Company Termination Fee more than once or (y) OpCo Buyer be required to pay the OpCo Buyer Termination Fee more than once. (e) Each of the Parties acknowledges that the agreements contained in this Section Exhibit 2.1 67

10.3 are an integral part of the Transactions, and that without these agreements, OpCo Buyer, PropCo Buyer, PropCo Merger Sub and the Company would not enter into this Agreement. Accordingly if the Company or OpCo Buyer fails to pay in a timely manner the Company Termination Fee, Reimbursement Amount or the OpCo Buyer Termination Fee, as applicable, then (i) the Company or OpCo Buyer, as applicable, shall reimburse the applicable Party for all costs and expenses (including disbursements and fees of counsel) incurred in the successful collection of such overdue amount, including in connection with any related Proceeding and (ii) the Company and OpCo Buyer, as applicable, shall pay to the applicable Party interest on the Company Termination Fee, Reimbursement Amount or the OpCo Buyer Termination Fee, as applicable, from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made. (f) In circumstances where the Company Termination Fee or Reimbursement Amount is payable in accordance with Section 10.3(a) or Section 10.3(b), OpCo Buyer’s and PropCo Buyer’s receipt of its applicable portion of the Company Termination Fee or Reimbursement Amount (if received) from or on behalf of the Company shall be OpCo Buyer’s and PropCo Buyer’s sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against the Company and any of its former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Representatives, Affiliates or assignees (each, a “Company Related Party” and collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the OpCo Sale, Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby; provided, that nothing in this Section 10.3(f) shall limit the rights or remedies of OpCo Buyer, PropCo Buyer or any of their respective Affiliates under Section 11.14 or in the case of fraud or Willful and Material Breach. In circumstances where the Reimbursement Amount is payable by PropCo Buyer in accordance with Section 10.3(b), OpCo Buyer’s receipt of its Reimbursement Amount from PropCo Buyer shall be OpCo Buyer’s sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against the PropCo Acquiror Parties for all losses and damages suffered as a result of the failure of the OpCo Sale, Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise, and upon payment of such amount, no such Person shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby; provided, that nothing in this Section 10.3(f) shall limit the rights or remedies of OpCo Buyer or any of its Affiliates under Section 11.14 or in the case of fraud or Willful and Material Breach. (g) If this Agreement is validly terminated pursuant to Section ͏10.1(j) as a result of a Financing Failure, the Company’s receipt of the OpCo Buyer Termination Fee and PropCo Buyer’s receipt of the Reimbursement Amount, in each case pursuant to Section 10.3(b) and any enforcement costs and interest and the amount of any indemnification and expense reimbursement payable to the Company by OpCo Buyer pursuant to Section 8.21(c) or Section 10.3(e) will be the sole and exclusive remedy (whether at law or in equity, whether in contract or in tort or otherwise) that the Company Related Parties or the PropCo Acquiror Parties, as applicable, may recover from the OpCo Buyer, Debt Financing Source, Debt Financing Source Related Parties and their respective former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, managers officers, employees, agents, Representatives, Affiliates or assigns (collectively, the “OpCo Acquiror Parties”), in each case, for any breach, loss suffered as a result of the failure of the transactions contemplated hereby to be consummated for a breach or failure to perform or comply with (in any case, including any Willful and Material Breach) in respect of this Agreement, the Debt Documents, the Limited Guarantee, and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the OpCo Sale or the Merger, and upon payment of the OpCo Buyer Termination Fee and the PropCo Buyer’s Reimbursement Amount (if the OpCo Buyer Termination Fee and/or the PropCo Buyer’s Reimbursement Amount is due and payable) and, in each case, any enforcement costs and interest and the amount of any indemnification and expense reimbursement payable to the Company pursuant to Section 8.21(c) and Section 10.3(e), (x) none of the OpCo Acquiror Parties will have any further liability or obligation to the Company Related Parties and/or the PropCo Acquiror Parties, as applicable relating to or arising out any breach, loss suffered loss suffered as a result of the Exhibit 2.1 68 failure of the transactions contemplated hereby to be consummated for a breach or failure to perform or comply with (in any case, including any Willful and Material Breach) of this Agreement, the Debt Documents, the Limited Guarantee, or the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the OpCo Sale or the Merger; and (y) none of the Company Related Parties, the PropCo Acquiror Parties, or any other Person will be entitled to bring or maintain any claim, action or proceeding for monetary damages against any OpCo Acquiror Party arising out of any breach, loss suffered as a result of the failure of the transactions contemplated hereby to be consummated for a breach or failure to perform or comply with (in any case, including any Willful and Material Breach) this Agreement, the Debt Documents, the Limited Guarantee or the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the OpCo Sale or the Merger. Notwithstanding anything to the contrary in this Agreement, the Debt Documents, the Limited Guarantee or any other agreement executed in connection herewith or the transactions contemplated hereby and thereby, the maximum aggregate liability, whether in equity or at law, in Contract, in tort or otherwise, of the OpCo Acquiror Parties collectively under this Agreement, the Debt Documents, the Limited Guarantee or any other agreement executed in connection herewith or the transactions contemplated hereby and thereby, will not exceed under any circumstances an amount equal to sum of the OpCo Buyer Termination Fee and PropCo Buyer’s Reimbursement Amount, if any, due and owing to the Company and PropCo Buyer, respectively, pursuant to ͏Section 10.3(c), plus any enforcement costs and interest and the amount of any indemnification and expense reimbursement payable to the Company pursuant to Section 8.21(c) or Section 10.3(e). In no event will any of the Company Related Parties and/or the PropCo Acquiror Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the sum of the OpCo Buyer Termination Fee and PropCo Buyer’s Reimbursement Amount or enforcement costs and interest and the amount of any indemnification and expense reimbursement payable to the Company pursuant to Section 8.21(c) or Section 10.3(e), as applicable against any of the OpCo Acquiror Parties, and in no event will the Company Related Parties and/or the PropCo Acquiror Parties be entitled to seek or obtain any monetary damages of any kind, including consequential, special, indirect or punitive damages against the OpCo Acquiror Parties for, or with respect to, this Agreement, the Debt Documents, the Limited Guarantee or any other agreement executed in connection herewith or the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the OpCo Sale or the Merger or any claims or actions under applicable law arising out of any breach, termination or failure. 10.4 Limitation on Recourse. Any claim or cause of action under this Agreement may only be brought against Persons that are expressly named as parties, and then only with respect to the specific obligations set forth in this Agreement. No PropCo Buyer, nor any of their respective former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Representatives, Affiliates or assignees (each, a “PropCo Acquiror Party” and together with the OpCo Acquiror Party, an “Acquiror Related Party” and collectively, the “Acquiror Related Parties”), nor any OpCo Acquiror Party nor any Company Related Party shall have any liability or obligation for any of the representations, warranties, covenants, agreements, obligations or liabilities of the Company, PropCo Buyer or OpCo Buyer of or for any claim, investigation, or Proceeding, in each case under, based on, in respect of, or by reason of, this Agreement or the Transactions (including the breach, termination or failure to consummate such Transactions), in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable Proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and whether by or through attempted piercing of the corporate, limited liability company or partnership veil, by or through a claim by or on behalf of a party or another Person or otherwise. 10.5 Amendment. (a) This Agreement may be amended, modified or supplemented by each of the Company, OpCo Buyer, PropCo Buyer and PropCo Merger Sub by action taken by or on behalf of their respective governing bodies (or duly authorized committee thereof) at any time prior to the Effective Time; provided that, after receipt of the Company Shareholder Approval, no amendment may be made which, by applicable Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company’s shareholders without such approval. This Agreement may not be amended, modified or supplemented except by an instrument in writing signed by the Parties. Exhibit 2.1 69

(b) Notwithstanding anything in this Agreement to the contrary, to the extent any amendments or waivers to any provision of Section 10.3(g), Section 10.4, this Section 10.5(b), Section 10.6, Section 11.9, Section 11.10, Section 11.12(a), Section 11.12(c) and Section 11.12(d) (or, any other provision of this Agreement solely to the extent an amendment relates to any such Section, the substance of such Section or the definitions of any terms used in such Section) are adverse to the rights of the Debt Financing Source, such provisions shall not be amended without the prior written consent of the Debt Financing Source. 10.6 Waiver. At any time prior to the Effective Time, each Party may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (c) unless prohibited by applicable Law, waive compliance by the other with any of the agreements or covenants contained herein; provided that (i) after receipt of the Company Shareholder Approval, there may not be any extension or waiver of this Agreement which decreases the Aggregate Consideration or which adversely affects the rights of the Company’s shareholders hereunder without the approval of such shareholders and (ii) any amendment of this Agreement to the extent such amendment would adversely affect the rights of a Debt Financing Source party to the Debt Commitment Letter, shall also be approved by such Debt Financing Source. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. 10.7 Risk of Loss. (a) Condemnation and Casualty. (i) If, prior to the Closing Date, all or any portion of any or all of the Subject Properties is permanently taken or rendered unusable for its current purpose by eminent domain or is the subject of a pending taking which has not been consummated (a “Condemnation”), or any portion of any or all of the Subject Properties is destroyed or damaged by fire or other casualty (a “Casualty”), then, if such Casualty or Condemnation is a Notice Event (as defined below), the Company shall provide written notice thereof to PropCo Buyer within 30 days after the Company first obtains Knowledge thereof, and, within 90 days after the Company first obtains Knowledge thereof, the Company shall deliver to PropCo Buyer a written estimate prepared by an independent architect reasonably selected by the Company of the cost to restore the Subject Properties to the condition immediately prior to such Casualty or Condemnation and the time it will take to complete such restoration (such written estimate, the “Cost and Time Estimate”). (ii) No notice given pursuant to this Section 10.7(a) shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any term or condition contained herein. (iii) From the date of this Agreement until the Closing Date, the Company shall not have the right to settle any material claims related to a Condemnation or Casualty without PropCo Buyer’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed (except in the case of a Condemnation or Casualty that is a Covered Event, in which case PropCo Buyer may withhold its consent in its sole and absolute discretion). The Company shall cooperate with PropCo Buyer to sign all required proofs of loss, assignments of claims and other similar items with regard to a Condemnation or Casualty. (iv) Subject to Section 10.7(a)(iii) and this Section 10.7(a)(iv), the Company shall and shall be obligated to cause its Subsidiaries or the PropCo Acquired Companies, as applicable, to promptly commence to restore and repair the damage or destruction resulting from the Casualty in question to the condition, in all material respects, of the Subject Properties immediately prior to such Casualty (the “Prior Condition”), and to diligently pursue such restoration and repair to the Prior Condition, in a good and workmanlike manner and in compliance with applicable Law and Contracts using new materials, the quality of which is not less than that of the affected Subject Properties immediately prior to such Casualty and using duly licensed, reputable and financially solvent third-party architects, engineers and contractors, and pursuant to plans and specifications, in each case, reasonably acceptable to PropCo Buyer (which such acceptance shall not be unreasonably withheld, Exhibit 2.1 70 conditioned or delayed), and PropCo Buyer shall have the right from time to time (but no more than once per month) during the restoration of such Casualty to inspect the improvements to confirm the Company’s compliance with this Section 10.7(a)(iv); provided, however, that the Company shall not have the right, without PropCo Buyer’s prior written consent in its sole discretion, to restore and repair or cause its Subsidiaries or the PropCo Acquired Companies, as applicable, to restore and repair such damage or destruction if the aggregate cost to fully restore and repair the applicable Subject Properties to the Prior Condition is estimated to exceed $580,000,000 as reflected in the Cost and Time Estimate. In all events, prior to the Company beginning or causing its Subsidiaries or the PropCo Acquired Companies, as applicable, to begin any restoration or repair of the Subject Properties, the Company will deliver to PropCo Buyer the Cost and Time Estimate reflecting that such restoration or repair of the applicable Subject Properties will cost $580,000,000 or less. In the event a Subject Property is affected by a Casualty or Condemnation, the Company shall cause the Subsidiary owning such Subject Property and the applicable Owner SPE to retain until the Closing Date all of the insurance proceeds paid with respect to such Casualty or condemnation award (less amounts applied by such Subsidiary and Owner SPE, as applicable, toward such repair or restoration or protective repairs in accordance with the immediately preceding sentence and reasonable collection costs associated therewith), including any rent abatement insurance accruing after the Closing for such Casualty or Condemnation, and assign any claims in respect of any such insurance proceeds or condemnation award and the related insurance policies shall be assigned to PropCo Buyer (or its designee). (b) Notice Event. For purposes of this Section 10.7, the term “Notice Event” shall mean any (i) Condemnation that would reasonably be expected to result in the permanent loss of more than $5,000,000 in the aggregate of the fair market value of the Subject Properties or (ii) Casualty in which the cost of the repair or restoration of the Subject Properties, whether or not covered in whole or in part by insurance, would reasonably be expected to equal or exceed $5,000,000 in the aggregate. (c) Covered Event. For purposes of this Section 10.7, the term “Covered Event” shall mean any (i) Condemnation that would reasonably be expected to result in the permanent loss of more than $174,000,000 in the aggregate of the fair market value of the Subject Properties or (ii) Casualty in which the cost of the repair or restoration of the Subject Properties, whether or not covered in whole or in part by insurance, would reasonably be expected to equal or exceed $174,000,000 in the aggregate. (d) This Section 10.7 is intended as an express provision with respect to Casualty and Condemnation of the Subject Properties which supersedes the provisions of the Nevada Uniform Vendor and Purchaser Risk Act. ARTICLE 11 GENERAL PROVISIONS 11.1 Non-Survival of Representations and Warranties. None of the representations, warranties or covenants in this Agreement or in any instrument delivered pursuant to this Agreement (other than the Tax Matters and Indemnity Agreement) shall survive the Effective Time except that this Section 11.1 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time, which shall survive to the extent expressly provided for herein. 11.2 Fees and Expenses. Subject to Section 8.15 and Section 10.2, all fees and expenses incurred by the Parties shall be borne solely and entirely by the Party that has incurred the same. Notwithstanding the foregoing, if the Closing occurs, OpCo Buyer shall be solely responsible for and pay (a) all filing fees and other costs incurred by any party in connection with obtaining Governmental Permits required to be obtained by the Company or OpCo Buyer in connection with the Transactions and (b) all premiums, costs, expenses, fees or Taxes payable in connection with the D&O Insurance. 11.3 Notices. Any notices or other communications to any Party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly Exhibit 2.1 71 given (a) on the fifth Business Day after dispatch by registered or certified mail, (b) on the next Business Day if transmitted by national overnight courier or (c) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the Party to receive such notice): If to PropCo Buyer or PropCo Merger Sub, addressed to it at: 535 Madison Avenue, 28th Floor New York, NY 10022 Attention: Samantha Sacks Gallagher Email: [***] with a copy to (which shall not constitute notice): Hogan Lovells US LLP 555 Thirteenth Street, NW Washington, D.C. 20004 Attention: David Bonser Stacey P. McEvoy Andrew S. Zahn E-mail: david.bonser@hoganlovells.com stacey.mcevoy@hoganlovells.com andrew.zahn@hoganlovells.com and: Herbert Smith Freehills Kramer (US) LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Jordan M. Rosenbaum, Esq. James P. Godman, Esq. Todd E. Lenson, Esq. Email: jordan.rosenbaum@hsfkramer.com james.godman@hsfkramer.com todd.lenson@hsfkramer.com If to OpCo Buyer, addressed to it at: 6595 S. Jones Boulevard Las Vegas, NV 89118 Attention: Blake L. Sartini Email: [***] with a copy to (which shall not constitute notice): Greenberg Traurig, LLP 10845 Griffith Peak Dr., Suite 600 Attention: Michael J. Bonner Dmitriy Tartakovskiy Jae Woo Park Email: bonnerm@gtlaw.com tartakovskiyd@gtlaw.com jae.park@gtlaw.com If to the Company, addressed to it at: Exhibit 2.1 72

6595 S. Jones Boulevard Las Vegas, Nevada Attention: President Email: [***] with a copy to (which shall not constitute notice): Latham & Watkins LLP 10250 Constellation Blvd., Suite 1100 Los Angeles, CA 90067 Attention: Steven B. Stokdyk Brian P. Duff Email: steven.stokdyk@lw.com brian.duff@lw.com 11.4 Certain Definitions. For purposes of this Agreement, the term: “Acceptable Confidentiality Agreement” means a confidentiality agreement between the Company and a counterparty that contains confidentiality provisions that are no more favorable to the counterparty than those contained in the Confidentiality Agreement; provided that any such confidentiality agreement need not contain any standstill provision and shall not prohibit compliance by the Company with its obligations under this Agreement. “Acquiror Applicable Share” means, (i) with respect to OpCo Buyer, twenty-five percent (25%) and (ii) with respect to PropCo Buyer, seventy-five percent (75%). “Affiliate” means, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person; provided that in no event shall PropCo Buyer or OpCo Buyer be deemed an Affiliate of the other. For purposes of this definition, “controls”, when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or by Contract or otherwise, and the terms “controlling” and “controlled by” have correlative meanings to the foregoing. “Aggregate Consideration” means the total aggregate value of the OpCo Purchase Price plus the Merger Consideration. “Appurtenant Rights” means all appurtenant rights, benefits, privileges, tenements, hereditaments, covenants, conditions, restrictions, easements and other appurtenances on the Company Real Property or otherwise appertaining to or benefitting the Company Real Property or the improvements situated thereon, including all mineral rights, development rights, air rights, water rights (including the water rights identified on Schedule 11.4(a) annexed hereto) subsurface rights, vested rights entitling, or prospective rights which may entitle the owner of the Company Real Property to related easements, land use rights, air rights, view shed rights, density credits, water, sewer, electrical or other utility service, credits or rebates, strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Company Real Property, and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Company Real Property. “beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act. “Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York are authorized or obligated by applicable Law to close. “Code” means the United States Internal Revenue Code of 1986, as amended. “Company Credit Agreement” means that certain First Lien Credit Agreement, dated as of October 20, 2017, by and among, among others, the Company (as borrower), the lenders party thereto and JPMorgan Chase Bank, N.A. (as administrative agent and collateral agent), as amended, restated, supplemented and, otherwise Exhibit 2.1 73 modified from time to time and include all ancillary agreements thereto. “Company Equity Plans” means the Lakes Entertainment, Inc. 2007 Amended and Restated Stock Option and Compensation Plan and the Golden Entertainment, Inc. 2015 Incentive Award Plan. “Company Group” means the Company and its Subsidiaries. “Company Option” means a compensatory option to purchase shares of Company Common Stock issued pursuant to a Company Equity Plan or other written agreement. “Company Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company Group. “Company PSU Award” means an award of restricted stock units issued under any Company Equity Plan or otherwise granted with respect to shares of Company Common Stock that is subject, in whole or in part, to performance-based vesting conditions. “Company Restricted Stock” means an award of Stock granted under any Company Equity Plan that is subject, in whole or in part, to performance-based or service-based vesting conditions. “Company RSU Award” means an award of restricted stock units issued under any Company Equity Plan or otherwise granted with respect to shares of Company Common Stock that is subject to service-based vesting conditions. “Company Tax Counsel” means Latham & Watkins LLP. “Competition Laws” means applicable supranational, national, federal, state, provincial or local Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolizing or restraining trade or lessening competition in any other country or jurisdiction, including the HSR Act, the Sherman Act, the Clayton Act, and the Federal Trade Commission Act, in each case, as amended and other similar competition or antitrust laws of any jurisdiction other than the United States. “Contract” or “Contracts” means any contract, lease (whether for real or personal property), power of attorney, indenture, note, bond, mortgage, franchise, agreement, license or any other legally binding commitment of any kind with respect to which there are continuing rights, liabilities or obligations (but which shall not include purchase and sales orders). “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of capital stock or other Equity Interests, as trustee or executor, by Contract or credit arrangement or otherwise. “Debt Financing Source” means the persons (including each agent and each arranger) that have commitment to provide or arrange or otherwise entered into agreements to provide or arrange the Debt Financing or other debt financings in connection with the transactions contemplated hereby, including parties to the Debt Commitment Letter, any joinder agreements and the Debt Documents. “Debt Financing Source Related Parties” means any Debt Financing Source and any of its respective Affiliates and any officers, directors, employees, partners, equityholders, members, agents, attorneys, representatives, successors or permitted assigns of such Debt Financing Source or Affiliate. “Environmental Claims” means any written Proceeding, order, demand or notice by any Governmental Entity alleging actual liability arising out of any Environmental Laws, excluding any claims related to products liability. “Environmental Laws” means any applicable Laws relating to pollution or the protection of the Exhibit 2.1 74 environment, or the protection of human health and safety (to the extent related to exposure to Hazardous Materials). “Environmental Permits” means any Permit required under any applicable Environmental Law. “Equity Interest” means any share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest, whether voting or nonvoting. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA. “Excess Debt Amount” means the amount equal to Loan Repayment Amount less the Target Debt Amount, provided, that, if such amount is a negative number, the Excess Debt Amount shall be deemed to be zero. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Existing Title Policies” means the ALTA owner’s title insurance policies listed on Exhibit A. “Financing Failure” means that the proceeds of all or part of the Debt Financing in an amount sufficient for OpCo Buyer to pay the OpCo Purchase Price, any Excess Debt Amount, and any unpaid Transaction Expenses are not available to OpCo Buyer pursuant to the terms of the Debt Commitment Letter on the date on which Closing was required to have occurred pursuant to Section 1.7 (other than as a result of a breach of the Debt Commitment Letter by OpCo Buyer or its Affiliates (other than any immaterial or inadvertent breach thereof), or a breach of this Agreement by OpCo Buyer (other than any immaterial or inadvertent breach hereof)). “GAAP” means generally accepted accounting principles, as applied in the United States. “Gaming and Liquor Approvals” means all licenses, permits, approvals, resolutions authorizations, registrations, findings of qualification or suitability, franchises, entitlements, waivers and exemptions issued by any Gaming and Liquor Authority or pursuant to any Gaming and Liquor Law necessary for or relating to the conduct of gaming and/or the purchase, sale, or service of alcohol, and any related activities by any party hereto or any of its Affiliates, including, in the case of the Company, the ownership, operation, management and development of the business of the Company and, in the case of PropCo Buyer or OpCo Buyer, the ownership, operation, management and development of the business of PropCo Buyer or OpCo Buyer and their respective Subsidiaries, and following the Closing, the New OpCo and the Company. “Gaming and Liquor Authorities” means any administrative, regulatory or governmental agency, Governmental Entity, commission, board, body, authority or instrumentality with regulatory control, licensing authority or jurisdiction over the conduct of lawful gaming or gambling, or the purchase, sale, or service of alcohol, or the ownership of an interest therein, the transfer of an interest therein by any party hereto or any of its Affiliates, including but not limited to the Nevada Gaming Commission, the Nevada Gaming Control Board, the Clark County Liquor and Gaming Board, the City of Las Vegas Business License Department and City Council, and the Nye County Liquor/Licensing Board, including, in the case of the Company, the ownership, operation, management and development of the business of the Company and, in the case of PropCo Buyer or OpCo Buyer, the ownership, operation, management and development of the business of PropCo Buyer or OpCo Buyer. “Gaming and Liquor Laws” means any federal, state, local or foreign statute, ordinance, rule, regulation, minimum internal control standard, permit, consent, registration, finding of qualification or suitability, approval, license, judgment, order, decree, resolution injunction or other authorization, including any condition or limitation Exhibit 2.1 75 placed thereon, governing or relating to the current or contemplated casino and gaming activities or the purchase, sale, or service of alcohol, and operations of the business of the Company, PropCo Buyer, OpCo Buyer or any of their respective Affiliates. “Governmental Entity” means any national, federal, state, provincial, county, municipal, local or foreign government, or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, taxing, administrative or prosecutorial functions of or pertaining to government, and any self-regulatory organization or stock exchange (including Nasdaq). “Hazardous Materials” means any chemical, material, substance or waste regulated as hazardous or toxic, or as pollutants or contaminants, under any Environmental Laws, including friable asbestos, polychlorinated biphenyls, petroleum products or by-products or toxic mold. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder. “Immediate Family Member” means “immediate family member” as defined in Rule 16a-1 of the Exchange Act. “Intellectual Property” means: (a) patents and patent applications, provisionals, divisions, continuations, continuations-in-part, reissues and reexaminations, renewals, and extensions thereof, and inventions (whether or not patentable, and whether or not reduced to practice); (b) statutory and common law trademarks, service marks, trade dress, logos, business names, trade names, and other names and source identifiers (whether or not registered), and all goodwill associated therewith; (c) Internet domain names, and all applications and registrations in connection therewith, websites, URLs, social media user names and/or handles; (d) all copyrights (whether or not published), moral rights, mask works, and other original works of authorship, regardless of medium of fixation or means of expression, and all applications and registrations in connection therewith; (e) all trade secrets; and (f) any rights corresponding to the foregoing (a) – (f) in any jurisdiction worldwide. “Investment Company Act” means the Investment Company Act of 1940, as amended. “IRS” means the United States Internal Revenue Service. “Knowledge” means (a) when used with respect to the Company, the actual knowledge of the individuals listed in Section 11.4(a) of the Company Disclosure Schedule; and (b) when used with respect to PropCo Buyer or PropCo Merger Sub, the actual knowledge of the individuals listed in Section 11.4 of the PropCo Buyer Disclosure Schedule; and (c) when used with respect to OpCo Buyer, the actual knowledge of the officers, directors and managers of OpCo Buyer. “Law” means any foreign, national, federal, provincial, state, municipal and local laws, statutes, ordinances, rules, or regulations of any Governmental Entity or any Orders. “Leases” means all of the leases, subleases, licenses, agreements or other rights of use or occupancy of space at the Company Real Property, as amended, modified, extended or renewed, entered into by the Company or its Subsidiaries (with respect to the business of the Company) or any of the Owner SPEs in effect on the date of this Agreement as set forth in Section 5.14(b) of the Company Disclosure Schedule. “Lien” means with respect to any property, equity interest or asset, any mortgage, deed of trust, hypothecation, lien, encumbrance, pledge, charge, security interest, right of first refusal, right of first offer, adverse claim, restriction on transfer, covenant or option in respect of such property, equity interest or asset. “Limited Guarantee” means the Limited Guarantee, the form of which is attached hereto as Exhibit B. “Loan Repayment Amount” means the aggregate amount outstanding under the Company Credit Agreement as of the Closing Date. Exhibit 2.1 76

“Material Adverse Effect” means, with respect to any Person and its Subsidiaries or the Transferred Real Estate Assets, any change, event, circumstance, condition, occurrence or development (an “Effect”) that, (i) individually or in the aggregate with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise) or results of operations of such Person and its Subsidiaries or the Transferred Real Estate Assets, taken as a whole, or (ii) prevents or materially impairs or delays the ability of such Person and its Subsidiaries to consummate the Transactions or perform any of their material obligations under this Agreement; provided that, for purposes of clause (i), an adverse Effect arising out of, resulting from or attributable to the following shall not constitute or be deemed to contribute to a Material Adverse Effect, and shall not otherwise be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur, except that Effects with respect to clauses (a), (b), (c) and (e) of the below shall be so considered to the extent (and only to the extent) such Effect disproportionately impacts such Person and its Subsidiaries, taken as a whole, relative to other Persons operating in the same industries: (a) changes or proposed changes in applicable Laws, GAAP or the interpretation or enforcement thereof; (b) changes in general economic, business, labor or regulatory conditions, or changes in securities, credit or other financial markets, including interests rates or exchange rates, in the United States or globally, or changes generally affecting the industries (including seasonal fluctuations); (c) changes in global or national political conditions (including the outbreak or escalation of war (whether or not declared), military action, sabotage or acts of terrorism), changes due to natural disasters or changes in the weather or changes due to the outbreak or worsening of an epidemic, pandemic or other health crisis; (d) actions or omissions required of such Person or its Subsidiaries under this Agreement or taken or not taken at the request of, or with the consent of, the other Parties or any of their respective Affiliates; (e) any Effects that affect the industries in which such Person and its Subsidiaries operate generally; (f) the negotiation, announcement, pendency or consummation of this Agreement, the Transactions, the Pre-Closing Restructuring, the OpCo Sale and the Merger, including the identity of, or the effect of any fact or circumstance relating to, the Parties or any of their respective Affiliates or any communication by the Parties or any of their respective Affiliates regarding plans, proposals or projections with respect to the such Person and its Subsidiaries, its employees (including any impact on the relationship of such Person and its Subsidiaries, contractual or otherwise, with its customers, suppliers, distributors, vendors, lenders, employees or partners); (g) any Proceeding arising from allegations of breach of fiduciary duty or violation of applicable Law relating to this Agreement or the Transactions; (h) changes in the trading price or trading volume of Shares or PropCo Buyer Shares or any suspension of trading, or any changes in the ratings or the ratings outlook for the Company, PropCo Buyer or their respective Affiliates by any applicable rating agency or changes in any analyst’s recommendations or ratings with respect to the Company or PropCo Buyer (provided that, subject to the other exceptions set forth herein, the underlying cause of such failure may be taken into account in determining whether a Material Adverse Effect has occurred); or (i) any failure by the such Person and its Subsidiaries to meet any revenue, earnings or other financial projections or forecasts (provided that any Effect giving rise to such failure may be taken into account in determining whether a Material Adverse Effect has occurred). “Nasdaq” means The NASDAQ Global Market and any successor stock exchange or inter dealer quotation system operated by The Nasdaq Stock Market, LLC or any successor thereto. “NYSE” means the New York Stock Exchange. “Order” means any judgment, order, ruling, decision, writ, injunction, decree or arbitration award of any Governmental Entity, whether temporary, preliminary or permanent. “Outside Date” means the Initial Outside Date or the Extended Outside Date, as applicable. “Permitted Liens” means (a) Liens for Taxes not yet delinquent or that are being contested in good faith by appropriate Proceedings, and, in each case, for which adequate reserves have been established in accordance with GAAP, (b) Liens in favor of carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens incurred in the ordinary course of business for amounts either not yet delinquent or that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP; provided, that in all cases such Liens are either (x) discharged of record prior to the Closing, or (y) in the case of Liens securing obligations that do not exceed $10,000,000 in the aggregate (the “Affirmative Insurance Cap”), affirmatively insured against by the Title Company pursuant to affirmative insurance Exhibit 2.1 77 reasonably acceptable to PropCo Buyer, at no cost or expense to PropCo Buyer, and with respect to which the Title Company agrees in writing to provide the same coverage to future purchasers and lenders, (c) with respect to any Company Real Property, (i) any exceptions to title set forth on Schedule B to any Existing Title Policies, (ii) all applicable Laws, ordinances, rules and regulations of any Governmental Entity, as the same now exist or may be hereafter modified, supplemented or promulgated, (iii) such matters as the Title Company shall be willing to omit as exceptions to coverage from each Title Policy (without special premium or indemnity) or, in the case of matters that cannot be cured solely by the payment of a liquidated sum of money, affirmatively insure over in each Title Policy pursuant to affirmative insurance reasonably acceptable to PropCo Buyer, at no cost or expense to PropCo Buyer, and with respect to which the Title Company agrees in writing to provide the same coverage to future purchasers and lenders, (iv) any defects, objections or exceptions in the title to the Company Real Property which will be extinguished upon and at the time of the transfer of the Company Real Property, and (v) rights of tenants or other Persons in possession of any Company Owned Real Property or Company Leased Real Property (or any portion thereof), per the Leases, as tenants only, and with no option to purchase any Company Real Property or any portion thereof or rights of first refusal to purchase any Company Real Property or any portion thereof, (d) Liens on personal property incurred in the ordinary course of business in connection with any purchase money security interests, equipment leases or similar ordinary course financing arrangements that are not overdue, (e) with respect to personal property, statutory liens of vendors for amounts not yet due and payable and for which adequate reserves have been established in accordance with GAAP, (f) in the case of securities, the restrictions imposed by applicable federal, state and foreign securities Laws, (g) Liens (i) that will be released and, as appropriate, removed of record, at or prior to the Closing, or (ii) approved in writing by OpCo Buyer or PropCo Buyer, and (h) such other Liens with respect to a Subject Property that are not reflected on the Existing Title Policy for such Subject Property and which would not, individually or in the aggregate, have an adverse effect on the use, value or operation of a Subject Property. “Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act), including a Governmental Entity. “Personal Information” means information that is considered “personally identifiable information,” “personal information,” “personal data,” or any similar term by any applicable Privacy Laws. “Privacy Laws” means any Laws relating to privacy, data security, data breach notification, or the processing of Personal Information. “Proceedings” means all actions, suits, claims, causes of action, audits, assessments, hearings, litigation or proceedings or investigation, in each case, whether sounding in contract, tort or otherwise, whether civil or criminal or administrative and whether brought, conducted, tried or heard by or before, or otherwise involving, any Governmental Entity. “PropCo Acquired Interests” means the equity interests in the Owner SPEs. “PropCo Buyer Share” means a share of common stock, par value $0.01 per share, of PropCo Buyer. “PropCo Buyer Share VWAP” means the volume weighted average price of a share of PropCo Buyer Share for a 10 trading day period, starting with the opening of trading on the 11th trading day prior to the Closing Date to the closing of trading on the second to last trading day prior to the Closing Date, as reported by Bloomberg. “PropCo Buyer Tax Counsel” means Hogan Lovells US LLP. “Proxy Statement” means a proxy statement or similar disclosure document relating to the adoption and approval of this Agreement by the Company’s shareholders. “Reimbursement Amount” means the aggregate amount of all reasonable out-of-pocket fees and expenses (including all reasonable out-of-pocket fees and expenses of financing sources, counsel, accountants, investment banks, advisors and consultants) actually incurred by a Party or its Affiliates in connection with the preparation, Exhibit 2.1 78 negotiation and execution of this Agreement and any ancillary agreement, and the performance and consummation of the transactions contemplated hereby and thereby. “Related Party” with respect to any specified Person, means, (i) any Affiliate of such specified Person, and any former or current director, officer, general partner or managing member of such Affiliate; (ii) any Person who serves or served as a director, officer, general partner, employee, agent, manager or in a similar capacity of such specified Person; (iii) any Person who is a beneficial owners (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class or series of the equity securities of such Person and whose status as a 5% holder is known to such Person as of the date of this Agreement; (iv) any Immediate Family Member of a Person described in clause (i), (ii) or (iii); or (v) any Person that is controlled by any Person or any Immediate Family Member of a Person described in clause (i), (ii) or (iii). “Representatives” means, with respect to a Person, such Person’s directors, officers, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents, financing sources and other representatives. “Required Financial Information” means (i) the audited consolidated balance sheet and the related audited consolidated statements of operations and cash flows of the Company and its direct and indirect Subsidiaries for the three most recently completed fiscal years ended at least 75 days prior to the Closing Date and (ii) the unaudited interim consolidated balance sheet and related unaudited consolidated statements of operations and cash flows of the Company and its direct and indirect Subsidiaries for the most recent fiscal quarter (other than the fourth fiscal quarter of the Company’s fiscal year) ended at least 45 days prior to the Closing Date that is after the most recent fiscal year for which audited financial statements have been provided pursuant to clause (i) above. “Revolver Facility” means each “Revolving Facility” referred to in the Company Credit Agreements and as in effect on the date hereof. “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Subject Properties” means the fee simple and/or leasehold interest in each Company Owned Real Property legally described on Exhibit C annexed hereto (as indicated on such Exhibit), together with all improvements thereon and all Appurtenant Rights belonging or in any way relating thereto. “Subsidiary” of PropCo Buyer, the Company or any other Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which PropCo Buyer, the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the capital stock or other Equity Interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity, or otherwise owns, directly or indirectly, such capital stock or other Equity Interests that would confer control of any such corporation, limited liability company, partnership, joint venture or other legal entity, or any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act. “Target Debt Amount” means an amount equal to $426,000,000. “Tax Return” means any report, return (including information return), claim for refund, election, estimated tax filing or declaration required to be filed or filed with a Governmental Entity in connection with the determination, assessment or collection of any Tax, including any schedule or attachment thereto, and including any amendments thereof. “Taxes” means all U.S. federal, state, local or non-U.S. income, gross receipts, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, property/escheat, gaming, employment, capital, goods and services, environmental, unemployment, social security, stamp, custom, excise or Exhibit 2.1 79 real or personal property, alternative or add-on minimum or estimated taxes, or other like assessment or charge imposed by a Governmental Entity, whether or not disputed, together with any interest, penalty or addition thereto. “Tenant Lease” means any Lease pursuant to which the Company or a Subsidiary of the Company is the lessor, sublessor, licensor or other grantor of an occupancy right. “Third Party” means any Person other than OpCo Buyer, PropCo Buyer, PropCo Merger Sub and their respective Affiliates and Representatives. “Title Company” means Fidelity National Title Insurance Company; provided, however, that if Fidelity National Title Insurance Company shall be unwilling to issue the Title Policy to the applicable Owner SPE (or PropCo Buyer’s designee) in the condition required by the definition of the term “Title Policy” (or otherwise acceptable to PropCo Buyer in its sole discretion), the Company shall have the right to select a comparable nationally recognized title insurance company reasonably acceptable to PropCo Buyer that is willing to issue such Title Policy in the condition required by the definition of the term “Title Policy”. “Title Policy” means (x) with respect to PropCo Buyer’s interest in each Subject Property, an ALTA owner’s title insurance policy issued by the Title Company, in the amount of the portion of the Merger Consideration that is allocated by PropCo Buyer to the applicable Owner SPE’s interest in such Subject Property, reflecting each Owner SPE’s (or its designee’s) fee simple and/or leasehold title to the applicable Subject Property, as applicable, in each case, subject to no Liens other than the Permitted Liens, with such endorsements as PropCo Buyer shall reasonably require together with such co-insurance or re-insurance as PropCo Buyer shall reasonably require, and otherwise in the condition required by this Agreement and (y) with respect to OpCo Buyer’s interest in each Subject Property, an ALTA owner’s title insurance policy issued by the Title Company, in such amount as OpCo Buyer shall reasonably require, reflecting its leasehold title to the applicable Subject Property, in each case, subject to no Liens other than the Permitted Liens, with such endorsements as OpCo Buyer shall reasonably require together with such co-insurance or re-insurance as OpCo Buyer shall reasonably require, and otherwise in the condition required by this Agreement. “Transaction Expenses” means all fees and expenses incurred by the Company prior to the F Reorganization Effective Time or the F Reorganization Surviving Company following the F Reorganization Effective Time or any Subsidiary thereof at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and any ancillary agreement, and the performance and consummation of the transactions contemplated hereby and thereby. “Transferred Real Estate Assets” means, collectively, (i) the Subject Properties, (ii) the Tenant Leases and (iii) each other asset of the Company or its Subsidiaries to be transferred to an Owner SPE in connection with the Pre-Closing Restructuring pursuant to Schedule 1.2 attached hereto, in the case of clause (iii), to the extent such items are related to the ownership (but not operation) of the Subject Properties. “Treasury Regulations” means regulations promulgated under the Code by the U.S. Department of the Treasury. “Voting Agreement” means the Voting Agreement, the form of which is attached hereto as Exhibit D. “Willful and Material Breach” means an intentional and willful act, or an intentional and willful failure to act, in each case that is the consequence of an act or omission by a Person with the actual Knowledge that the taking of such act or failure to take such act would or would reasonably be expected to constitute a material breach of this Agreement (it being understood that the failure of OpCo Buyer, PropCo Buyer or PropCo Merger Sub to consummate the Transactions contemplated herein when required under the terms of this Agreement will constitute a “Willful and Material Breach”). 11.5 Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below: “Acquiror Related Party” Section 10.4 Exhibit 2.1 80

“Acquisition Agreement” Section 8.3(b) “Acquisition Proposal” Section 8.3(h)(i) “Acquisition Transaction” Section 8.3(h)(i) “Adjusted Capital Expenditure Budget” Section 8.1(m) “Affirmative Insurance Cap” Section 11.4 “Agreement” Preamble “Alternative Financing” Section 8.21(b) “Assumption Agreement” Section 1.3(c) “Articles of Merger” Section 1.8(c) “Book-Entry Shares” Section 4.2(b)(ii) “Capital Expenditure Budget” Section 8.1(m) “Certificate” Section 3.2(a) “Certificate of Merger” Section 1.8(c) “Change of Recommendation” Section 8.3(a) “Closing” Section 1.7 “Closing Date” Section 1.7 “Company” Preamble “Company Benefit Plan” Section 5.11(a) “Company Board” Recitals “Company Bylaws” Section 5.1 “Company Charter” Section 5.1 “Company Common Stock” Section 3.1(a) “Company Disclosure Schedule” Article 5 “Company Leased Real Property” Section 5.14(b) “Company Leases” Section 5.14(b) “Company Licensed Parties” Section 5.9(c) “Company Licensing Affiliates” Section 5.9(c) “Company Material Contracts” Section 5.16(a) “Company Meeting” Section 8.4(h) “Company Owned Real Property” Section 5.14(a) Exhibit 2.1 81

“Company Preferred Stock” Section 5.2(a) “Company Real Property” Section 5.14(b) “Company Registered Intellectual Property” Section 5.17(a) “Company Related Party” Section 10.3(f) “Company Related Party Agreement” Section 5.20 “Company SEC Documents” Section 5.5(a) “Company SEC Financial Statements” Section 5.5(c) “Company Shareholder Approval” Section 5.3(c) “Company Termination Fee” Section 10.3(a)(i) “Confidentiality Agreement” Section 8.2(b) “Continuing Employee” Section 8.8(a) “D&O Insurance” Section 8.9(c) “Debt Calculation Time” Section 8.22(a) “Debt Commitment Letter” Section 7.6 “Debt Documents” Section 8.21(b) “Debt Financing” Section 7.6 “Designated Courts” Section 11.12(b) “DGCL” Recitals “Distribution” Section 1.5(b) “DLLCA” Recitals “Effect” Section 11.4 “Effective Time” Section 1.8(c) “Employment Laws” Section 5.12(b) “Exchange Agent” Section 4.2(a) “Exchange Ratio” Section 4.1(a) “Extended Outside Date” Section 10.1(d) “F Reorganization Articles of Merger” Section 1.8(b) “F Reorganization Effective Time” Section 1.8(b) “F Reorganization Surviving Company” Section 1.3(b) “Financing” Section 7.6 Exhibit 2.1 82

“Financing Purposes” Section 7.6 “Governmental Permits” Section 8.5(a) “Holdings Certificate of Merger” Section 1.8(a) “Holdings Merger” Recitals “Holdings Merger Effective Time” Section 1.8(a) “Holdings Merger Surviving Company” Section 1.1(a) “Improvements” Section 5.14(j) “Indemnitee” Section 8.9(a) “Independent Committee” Recitals “Independent Committee Approval” Recitals “Initial Outside Date” Section 10.1(d) “Inquiry” Section 8.3(h)(ii) “IOC Exceptions” Section 8.1 “IT Systems” Section 5.17(e) “Labor Contract” Section 5.12(a) “Lender” Section 7.6 “Master Lease” Recitals “MBCA” Recitals “Merger” Recitals “Merger Consideration” Section 4.1(a) “MLLCA” Recitals “Multiemployer Plan” Section 5.11(a) “New HoldCo” Recitals “New HoldCo Common Stock” Section 3.1(a) “New OpCo” Recitals “Notice Period” Section 8.3(e)(i) “OpCo Buyer” Preamble “OpCo Buyer Disclosure Schedule” Article 7 “OpCo Buyer Licensed Parties” Section 7.5(c) “OpCo Buyer Licensing Affiliates” Section 7.5(c) Exhibit 2.1 83

“OpCo Buyer Subsidiary” Section 7.3(a) “OpCo Purchase Price” Section 1.5(a) “OpCo Sale” Recitals “OpCo Subject Interests” Recitals “Other Required Company Filing” Section 8.4(d) “Other Required OpCo Buyer Filing” Section 8.4(d) “Other Required PropCo Buyer Filing” Section 8.4(d) “Owner SPEs” Recitals “Party” Preamble “Payor” Section 4.3 “Permits” Section 5.10 “Pre-Closing Restructuring” Recitals “PropCo” Recitals “PropCo Acquired Companies” Recitals “PropCo Buyer” Preamble “PropCo Buyer Disclosure Schedule” Article 6 “PropCo Buyer Preferred Stock” Section 6.2(a) “PropCo Buyer SEC Documents” Section 6.5(a) “PropCo Buyer SEC Financial Statements” Section 6.5(c) “PropCo Distribution” Recitals “PropCo Merger Sub” Preamble “Property Transfers” Section 1.2 “Proposed Changed Terms” Section 8.3(e)(iii) “Real Property Liabilities” Section 8.24 “Registration Statement” Section 8.4(b) “Royal Corp” Recitals “Royal Holdings” Recitals “Sarbanes-Oxley Act” Section 5.5(a) “Series A Convertible Preferred Stock” Section 5.2(a) “Schedule 13E-3” Section 8.4(d) Exhibit 2.1 84

“SEC Filings” Section 8.4(e) “Service Provider” Section 5.11(a) “Shares” Recitals “Specified Law” Section 9.1(b) “Superior Proposal” Section 8.3(h)(iv) “Surviving Company” Section 1.6(a) “Transactions” Section 1.6(a) “Transfer Taxes” Section 8.15 11.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. 11.7 Severability. If any term or other provision (or part thereof) of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement (or parts thereof) shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law and in an acceptable manner to the end that the Transactions are fulfilled to the extent possible. 11.8 Entire Agreement. This Agreement (including the schedules and exhibits hereto), the Confidentiality Agreement and the Tax Matters and Indemnity Agreement constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein or therein, are not intended to confer upon any other Person any rights or remedies hereunder or thereunder. 11.9 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of each of the other Parties, and any attempt to make any such assignment without such consent shall be null and void; provided, that OpCo Buyer may collaterally assign this Agreement to the Debt Financing Source or any Debt Financing Source Related Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. 11.10 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except (a) as set forth in or contemplated by the terms and provisions of Section 8.9 (with respect to which the Indemnitees shall be third-party beneficiaries), (b) as set forth in or contemplated by the terms and provisions of Section 10.3(f) and Section 10.4 (with respect to Company Related Parties), (c) from and after the Effective Time, the rights of holders of Shares, Company Options, Company PSU Awards and Company RSU Awards to receive the consideration set forth in this Agreement and (d) the Debt Financing Source and Debt Financing Source Related Parties shall be intended third-party beneficiaries of, and may enforce, Section 10.3(g), Section 10.4, Section 10.5, Section 10.6, Section 11.9, this Section 11.10, and Section 11.12. 11.11 Mutual Drafting; Interpretation. Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations among the Parties. If an Exhibit 2.1 85 ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated, and any Law referred to herein shall be deemed to also refer to all rules and regulations promulgated thereunder. All accounting terms used and not defined herein have the respective meanings given to them under GAAP, except to the extent otherwise specifically indicated or that the context otherwise requires. References to a Person are also to its successors and permitted assigns. If the last day of a period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement is not a Business Day, the period shall end on the immediately following Business Day. The words “made available to PropCo Buyer” and words of similar import refer to documents (a) posted to the data room maintained by the Company or its Representatives in connection with the transactions contemplated by this Agreement, (b) delivered in person or electronically to PropCo Buyer, PropCo Merger Sub or any of their respective Representatives or (c) that are publicly available on EDGAR, in each case, at least one Business Day prior to the date of this Agreement. Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive. References to “days” shall mean “calendar days” unless expressly stated otherwise. Whenever this Agreement requires the PropCo Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of PropCo Buyer to cause the PropCo Merger Sub to take such action. 11.12 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. (a) Except as expressly set forth in Section 11.14 hereof, this Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Minnesota, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Minnesota; provided, however, that any claim or cause of action brought against any Debt Financing Source or any Debt Financing Source Related Party in accordance with Section 11.12(c), the foregoing shall be governed by, and construed in accordance with, the laws of the State of New York. (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts the State of Minnesota located in Minneapolis, Minnesota, or, in the event such court does not have jurisdiction, Federal court of the United States of America, sitting in Minnesota, and any appellate court from any thereof (collectively, the “Designated Courts”), in any Proceeding arising out of or relating to this Agreement or the Transactions, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such Minnesota State court or, to the extent permitted by Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such Minnesota State or Federal court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such Minnesota State or Federal court. Each of the Parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Exhibit 2.1 86

(c) Each Party agrees that it will not bring any claim or cause of action, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Source or any Debt Financing Source Related Party in any way relating to this Agreement, the Debt Financing or any of the transactions contemplated by this Agreement, including any dispute arising out of or relating in any way to the Debt Commitment Letter or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York sitting in New York County (and appellate courts thereof), and makes the agreements, waivers and consents set forth in Section 11.12(a) and Section 11.12(b) mutatis mutandis but with respect to the courts specified in this Section 11.12(c). (d) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT OR THE DEBT COMMITMENT LETTER IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH AND THE DEBT COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY SUIT, ACTION OR PROCEEDING AGAINST ANY DEBT FINANCING SOURCE OR ANY DEBT FINANCING SOURCE RELATED PERSON). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.12(d). 11.13 Counterparts. This Agreement may be signed in any number of counterparts, including electronic transmission each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by each other Party, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the Parties to the terms and conditions of this Agreement. 11.14 Specific Performance. The Parties agree that if any of the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at Law would exist and damages would be difficult to determine, and accordingly, (a) the Parties shall, subject to the terms of this Agreement, be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at Law or in equity, (b) the Parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief and (c) the Parties will waive, in any action for specific performance, the defense of adequacy of a remedy at Law. The Company’s or PropCo Buyer’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by the other Party in the case of fraud or a Willful and Material Breach. Notwithstanding anything herein to the contrary, (a) to the extent necessary to enforce obligations hereunder related to the transfer of real property as determined by the Designated Courts, PropCo Buyer and/or the Company (subject to the provisions of this Section 11.14), as applicable, may pursue an action or proceeding in the state courts of the State of Nevada and the federal courts of the United States of America, in each case, located in Clark County, Nevada, (b) no Party shall be entitled to an injunction or specific performance of the obligations to consummate the OpCo Sale pursuant to this Agreement in the event of a Financing Failure, and (c) under no circumstances shall OpCo Buyer be obligated to both specifically perform the terms of this Agreement and Exhibit 2.1 87 pay the OpCo Buyer Termination Fee and/or the PropCo Buyer’s Reimbursement Amount. 11.15 Several Liability. Notwithstanding anything contained in this Agreement, any and all agreements, covenants, warranties, representations and obligations of OpCo Buyer, PropCo Buyer and PropCo Merger Sub under this Agreement shall be deemed to be the agreements, covenants, warranties, representations and obligations, as applicable, of (a) OpCo Buyer, on the one hand, and (b) PropCo Buyer and PropCo Merger Sub, on the other hand, which agreements, covenants, warranties, representations and obligations (and, in each case, any liability relating thereto) shall be several, and not joint. [Signature page follows] Exhibit 2.1 88

IN WITNESS WHEREOF, OpCo Buyer, PropCo Buyer, PropCo Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized. OpCo Buyer: ARGENTO, LLC By: Argento Intermediate II, LLC, its managing member By: Argento Intermediate I, LLC, its managing member By: Argento Holdco, LLC, its managing manager By: /s/ Blake L. Sartini Name: Blake L. Sartini Title: Manager PropCo Buyer: VICI PROPERTIES INC. By: /s/ Samantha Gallagher Name: Samantha Gallagher Title: Secretary PropCo Merger Sub: VICI ROYAL MERGER SUB LLC By: /s/ Samantha Gallagher Name: Samantha Gallagher Title: Secretary The Company: GOLDEN ENTERTAINMENT, INC. By: /s/ Charles Protell Name: Charles Protell Title: President and Chief Financial Officer Exhibit 2.1 89

VOTING AGREEMENT This VOTING AGREEMENT (this “Agreement”), dated as of November 6, 2025, is by and among Golden Entertainment, Inc., a Minnesota corporation (the “Company”) and the stockholders of the Company listed on Schedule 1 and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of the Company and the Stockholders are sometimes referred to individually, as a “Party” and collectively, as the “Parties”. RECITALS A. Prior to the execution and delivery of this Agreement, VICI Properties Inc., a Maryland corporation (“PropCo Buyer”), the Company, Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), and VICI ROYAL MERGER SUB LLC, Delaware limited liability company, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”), entered into a Master Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “MTA”) that, among other things and subject to the terms and conditions set forth therein, provides for, on the Closing Date, (i) the merger of the Company with and into New OpCo, with New OpCo continuing as the surviving entity in the F Reorganization Merger, and the equity holders of the Company receiving equity, on a one- for-one basis, in New HoldCo, and New HoldCo owning 100% of the membership interest of New OpCo, (ii) the acquisition by OpCo Buyer of 100% of the equity interests of New OpCo, (iii) the merger of New HoldCo with and into PropCo Merger Sub, with PropCo Merger Sub continuing as the surviving entity and a subsidiary of PropCo Buyer and (iv) immediately following the Effective Time, OpCo Buyer or an Affiliate of OpCo Buyer, on the one hand, and PropCo Buyer or an Affiliate of PropCo Buyer, on the other hand, entering into the Master Lease for the Subject Properties; B. As of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth next to such Stockholder’s name on Schedule 1 hereto, such shares being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional shares of Common Stock that such Stockholder may acquire record and/or beneficial ownership of after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in the Common Stock by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction, including the F Reorganization, or otherwise obtains the power to directly or indirectly exercise control or direction of), such Stockholder’s “Covered Shares”); and C. In connection with the execution by the Company, PropCo Buyer and PropCo Merger Sub of the MTA, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares. NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows: 1. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the MTA. When used and capitalized in this Agreement, the following terms shall have the meanings assigned to them in this Section 1. 1.1. “Expiration Time” shall mean the earlier to occur of (a) the Effective Time, and (b) such time as the MTA is terminated in accordance with the terms of the MTA. 1.2. “Transfer” shall mean: (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of Law or otherwise) or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares or any Exhibit 10.1 interest in any Covered Shares (in each case other than pursuant to this Agreement, the MTA or the Transactions); (b) the deposit of such Covered Shares into a voting trust or similar arrangement, the entry into a voting agreement or arrangement (other than pursuant to this Agreement, the MTA or the Transactions) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than pursuant to this Agreement, the MTA or the Transactions) with respect to such Covered Shares; or (c) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b) above (in each case other than pursuant to this Agreement, the MTA or the Transactions). 2. Agreement to Not Transfer the Covered Shares; No Inconsistent Arrangements. 2.1. No Transfer of Covered Shares. Subject to the terms of this Agreement, until the Expiration Time, each Stockholder agrees not to Transfer or cause or permit the Transfer of any Covered Shares of such Stockholder, other than with the prior written consent of the Company and PropCo Buyer. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void ab initio and of no effect whatsoever. If any Transfer of any of such Stockholder’s Covered Shares shall occur (a) involuntarily (including a sale by such Stockholder’s trustee in any bankruptcy, a foreclosure of any pledged collateral or a sale to a purchaser at any creditor’s or court sale, or any Transfer by divorce decree of a court of competent jurisdiction or by will, trust, intestacy or other similar applicable Law upon such Stockholder’s death) or (b) voluntarily (i) to any other Stockholder or any Affiliate of such Stockholder, including any member of such Stockholder’s immediate family, (ii) if such Stockholder is not an individual, to one or more persons who is an equityholder, trustee, beneficiary, partner or member of such Stockholder, (iii) if such Stockholder is an individual, to a trust under which distributions may be made only to such Stockholder or any member of such Stockholder’s immediate family, the prior written consent of the Company and PropCo Buyer shall not be required so long as the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee), subject to applicable Law, takes and holds such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time. Notwithstanding the foregoing, this Section 2.1 shall not prohibit a Transfer of the Shares by such Stockholder to: (x) to the extent required by any Order; or (y) in connection with the settlement, exercise, termination or vesting of any Options, PSU Awards and RSU Awards held by a Stockholder in order to (I) pay, as applicable, the exercise price of such Options, PSU Awards and RSU Awards (including on a “net settlement” basis) or (II) satisfy Taxes or Tax withhold obligations applicable thereto. 2.2. No Inconsistent Arrangements. Subject to the terms of this Agreement, until the Expiration Time, each Stockholder agrees not to take any action in its capacity as the record holder or beneficial owner of Covered Shares, that would directly or indirectly have the effect of preventing, materially delaying or materially impairing such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, materially delaying or materially impairing, the consummation of the Transactions contemplated by the MTA or the performance by the Company of its obligations under the MTA. 3. Agreement to Vote the Covered Shares. 3.1. Voting Agreement. Subject to the terms of this Agreement, until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (to the extent not voted under the Irrevocable Proxy (as defined below)) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares): (a) in favor of any proposal to approve the MTA and the Transactions (or any similar proposal required to be approved in order for the Transactions to be consummated); and (b) against any Acquisition Proposal, or any agreement, transaction or other matter that would reasonably be expected to impede, interfere with or materially and adversely affect the consummation of the Merger and/or the other transactions contemplated by the MTA. Notwithstanding anything to the contrary contained herein, (x) nothing in this Agreement shall require any Stockholder to vote in any manner with respect to any amendment to the MTA or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the MTA, in any such case, in a manner that (i) Exhibit 10.1 diminishes the Merger Consideration per Share to be received by the stockholders of the Company, or (ii) changes the form in which the Merger Consideration per Share is payable to the stockholders of the Company, and (y) each Stockholder shall remain free to vote (or execute proxies with respect to) such Stockholder’s Covered Shares with respect to any matter not covered by this Section 3.1 in any manner that such Stockholder deems appropriate. 3.2. Quorum. Until the Expiration Time, at every meeting of the Company’s stockholders called for the matters set forth in Section 3.1 (and at every adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares of such Stockholder to be counted as present for purposes of establishing a quorum. 3.3. Return of Proxy. Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), promptly following receipt, any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with the Company to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions). 3.4. Irrevocable Grant of Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to the Company an irrevocable proxy in the form attached hereto as Exhibit A (the “Irrevocable Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law until the Expiration Time, with respect to all of such Stockholder’s Covered Shares, and the Company agrees to vote the Covered Shares in the manner described in Section 3.1 hereof. 4. Waiver of Certain Actions. Each Stockholder irrevocably and unconditionally waives, and hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against PropCo Buyer, PropCo Merger Sub, the Company, or any of their respective Affiliates, successors, directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the MTA (including any claim seeking to enjoin or delay the closing of the Merger) or (b) alleging a breach of any duty of the Company’s Board of Directors in connection with the MTA, this Agreement or the Transactions. Each Stockholder hereby releases the PropCo Buyer, PropCo Merger Sub, the Company and their affiliates from any and all claims arising out of or relating to the transaction contemplated by this Agreement and the MTA. 5. Duties; Legal Obligations. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or beneficial owner of such Stockholder’s Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions or omissions, including in exercising rights under the MTA, taken by such Stockholder in any other capacity, including in exercising such Stockholder’s fiduciary duties in its capacity as a director or officer of the Company or complying with such Stockholder’s duties or other legal obligations while acting in such capacity as a director or officer of the Company, or as a director, officer or equityholder of OpCo Buyer, and no such action or omission shall be deemed a breach of this Agreement. 6. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to the Company that: 6.1. Due Authority. Such Stockholder has the necessary power and capacity to make, enter into and carry out the terms of this Agreement and the Irrevocable Proxy. If such Stockholder is not a natural person, (a) such Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable, and (b) the execution and delivery of this Agreement and the Irrevocable Proxy, the performance of such Stockholder’s obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the Irrevocable Proxy or the transactions contemplated by this Agreement and the Irrevocable Proxy. Each of this Agreement and the Irrevocable Proxy has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by the Company, each constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, Exhibit 10.1 reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any action therefor may be brought. 6.2. Ownership of the Covered Shares. (a) Such Stockholder is, as of the date hereof, the beneficial and/or record owner of the Covered Shares set forth next to such Stockholder’s name on Schedule 1, free and clear of any and all Liens other than those (i) created by this Agreement, (ii) arising under applicable securities or community property Laws, (iii) pledges securing brokerage or margin accounts, or (iv) as would not reasonably be expected to prevent or materially delay the performance of any of such Stockholder’s obligations hereunder, and, (b) except as disclosed on Schedule 1, such Stockholder has sole voting and dispositive power over all of the Covered Shares beneficially owned by such Stockholder. Such Stockholder has not entered into any agreement to Transfer any Covered Shares, other than this Agreement and as set forth on Schedule 1. As of the date hereof, other than as set forth on Schedule 1, such Stockholder does not own, beneficially or of record, any Common Stock or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Common Stock or other voting shares of the Company) other than such Stockholder’s Owned Shares. 6.3. No Conflict; Consents. a. The execution and delivery of this Agreement and the Irrevocable Proxy by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the Irrevocable Proxy and the compliance by such Stockholder with any provisions hereof and thereof does not and will not: (i) conflict with or violate in any material respect any Laws applicable to such Stockholder; or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by such Stockholder pursuant to any contract or obligation to which such Stockholder is a party or by which such Stockholder’s Covered Shares are subject or bound. b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the Irrevocable Proxy or the consummation by such Stockholder of the transactions contemplated hereby or thereby except where the failure to obtain such consents, approvals, orders or authorizations, or to make such registrations, declarations or filings, would not, individually or in the aggregate, reasonably be expected to impede, interfere with or materially and adversely affect the timely consummation of the Merger and/or the other transactions contemplated by the MTA. 7. Representations and Warranties of the Company. The Company hereby represents and warrants to each Stockholder that: 7.1. Due Authority. The Company has the necessary power and capacity to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the Laws of the State of Minnesota and the execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each of the Stockholders, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Action therefor may be brought. 7.2. No Conflict; Consents. Exhibit 10.1

a. The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement and the compliance by the Company with any provisions hereof does not and will not, conflict with or violate any Laws applicable to the Company. b. No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby. 8. Miscellaneous. 8.1. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock,” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction. For the avoidance of doubt, following the F Reorganization, “Owned Shares” shall include any shares of New HoldCo Common Stock and references to the Company shall also include New HoldCo. 8.2. Amendments and Modifications. Subject to Law, this Agreement may be amended, modified and supplemented, by written agreement of the Parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. 8.3. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such fees, costs or expenses. 8.4. Notices. Any notices or other communications to any Party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) on the fifth Business Day after dispatch by registered or certified mail, (b) on the next Business Day if transmitted by national overnight courier or (c) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the Party to receive such notice): a. if to a Stockholder, to the address for notice set forth on Schedule 1 hereto, with a copy (which shall not constitute notice) to: Greenberg Traurig, LLP 10845 Griffith Peak Dr., Suite 600 Attn: Michael J. Bonner Dmitriy A. Tartakovskiy Jae Woo Park Email: bonnerm@gtlaw.com tartakovskiyd@gtlaw.com jae.park@gtlaw.com b. if to the Company, addressed to it at: Golden Entertainment, Inc. 6595 S. Jones Boulevard Las Vegas, Nevada Exhibit 10.1

Attn: President Email: [***] with a copy (which shall not constitute notice) to: Latham & Watkins LLP 10250 Constellation Blvd., Suite 1100 Los Angeles, CA 90067 Attn: Steven B. Stokdyk Brian P. Duff Email: steven.stokdyk@lw.com brian.duff@lw.com c. if to PropCo Buyer, addressed to it at: 535 Madison Avenue, 28th Floor New York, NY 10022 Attn: Samantha Sacks Gallagher Email: [***] with a copy (which shall not constitute notice) to: Hogan Lovells US LLP Columbia Square 555 13th St NW Washington, DC 20004 Attn: David Bonser Stacey P. McEvoy Andrew S. Zahn Email: david.bonser@hoganlovells.com stacey.mcevoy@hoganlovells.com andrew.zahn@hoganlovells.com Any Party may by notice delivered in accordance with this Section 8.4 to the other Parties designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this Section 8.4 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 8.4. Nothing in this Section 8.4 will be deemed to constitute consent to the manner or address for service of process in connection with any legal Action, Exhibit 10.1 including litigation arising out of or in connection with this Agreement. 8.5. Governing Law. This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Minnesota, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Minnesota. 8.6. Consent to Jurisdiction. Each of the Company and each Stockholder hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state courts the State of Minnesota located in Minneapolis, Minnesota, or, in the event such court does not have jurisdiction, Federal court of the United States of America, sitting in Minnesota, and any appellate court from any thereof, in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such Minnesota State court or, to the extent permitted by Law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such Minnesota State or Federal court, and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such Minnesota State or Federal court. Each of the Parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. 8.7. Service of Process. Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 8.6 in any such action or Action by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 8.4. However, the foregoing will not limit the right of a party to effect service of process on the other party by any other legally available method. 8.8. Waiver of Jury Trial. THE COMPANY AND EACH STOCKHOLDER BOTH HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, ACTION OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each Party certifies and acknowledges that (a) no Representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such Party has considered the implications of this waiver, (c) such Party makes this waiver voluntarily, and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.8. 8.9. No Waiver; Remedies Cumulative. No failure or delay by any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available. 8.10. Documentation and Information. a. Prior to any public announcement regarding this Agreement or the transactions contemplated hereby, each Stockholder shall allow the Company and PropCo Buyer reasonable time to comment on such release or announcement in advance of such issuance, and such Stockholder will consider in good faith the comments of the Company and PropCo Buyer, as applicable, with respect to such disclosure and otherwise cooperate with the Company and PropCo Buyer in obtaining confidential treatment with respect to such disclosure if requested by the Company or PropCo Buyer. The Company and PropCo Buyer each acknowledge that each Stockholder will file a form of this Agreement with the SEC or any other Governmental Entity or securities exchange. Notwithstanding the foregoing, the restrictions set forth in this Section 8.10 shall not apply to any public Exhibit 10.1 announcement in connection with any dispute between the Parties regarding this Agreement or the transactions contemplated hereby. b. Each Stockholder consents to and authorizes the publication and disclosure by the Company or PropCo Buyer of such Stockholder’s identity and holding of such Stockholder’s Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Registration Statement, the Proxy Statement and any other disclosure document required in connection with the MTA, the Merger and/or the other transactions contemplated by the MTA, in each case, in accordance with the terms of the MTA, and each Stockholder acknowledges that each of the Company and PropCo Buyer may, in its sole discretion, file a form of this Agreement with the SEC or any other Governmental Entity or securities exchange. Each Stockholder agrees to promptly give the Company and PropCo Buyer any information it may reasonably require for the preparation of any such disclosure documents, and each Stockholder agrees to promptly notify the Company and PropCo Buyer of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. 8.11. Further Assurances. Each Stockholder agrees, from time to time, at the reasonable request of the Company and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Irrevocable Proxy. 8.12. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent, and the Company agrees to notify its transfer agent, that there is a stop transfer order with respect to all of such Stockholder’s Covered Shares (and that this Agreement places limits on the voting and transfer of such Stockholder’s Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time. 8.13. Specific Performance. The Parties acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each Party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement. Notwithstanding the Parties’ rights to specific performance pursuant to this Section 8.13, each Stockholder will have the right to pursue any other remedy available to it at law or in equity, including monetary damages. It is explicitly agreed that PropCo Buyer shall have the right to an injunction, specific performance or other equitable remedies in connection with enforcing each Stockholder’s obligations hereunder. 8.14. Entire Agreement. This Agreement, including the Schedules and Exhibit hereto, and the Irrevocable Proxy, constitutes the entire agreement among the Parties, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the MTA. 8.15. Interpretation. Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting, (b) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if,” (d) descriptive headings are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to a “Section,” or “Schedule” refer to a Section of, or a Schedule to, this Exhibit 10.1

Agreement, (h) references to a federal, state, local or foreign statute or Law shall mean such Law as from time to time amended, modified or supplemented, and include any rules, regulations and delegated legislation issued thereunder, and (i) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party. No summary of this Agreement prepared by any Party will affect the meaning or interpretation of this Agreement. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, falls on a day other than a Business Day, the time period for performance thereof will automatically be extended to the next day that is a Business Day. 8.16. Assignment; Third Party Beneficiaries. Subject to Section 2.1, this Agreement will not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. PropCo Buyer is a third-party beneficiary of and entitled to enforce the applicable provisions of this Agreement. Except as otherwise provided herein with respect to PropCo Buyer, nothing in this Agreement, express or implied, will confer upon any Person other than the Parties and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement. 8.17. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The Parties will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision. 8.18. Non-Survival. Subject to Section 8.19, none of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Expiration Time, except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Expiration Time. 8.19. Termination. This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of Sections 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.9, 8.15, 8.18 and this Section 8.19 shall survive any such termination. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, neither this Section 8.19 nor Section 8.18 shall relieve any Party from liability resulting from any willful and material breach by such Party of this Agreement or fraud prior to termination of this Agreement. The Irrevocable Proxy shall automatically terminate and shall have no further force or effect as of the Expiration Time. 8.20. Counterparts and Signature. This Agreement may be executed in two or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. 8.21. No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the MTA is executed and delivered by all parties thereto and (b) this Agreement is executed and delivered by all Parties hereto. 8.22. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Exhibit 10.1 the Company or PropCo Buyer or any of their respective Affiliates any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and no other Person shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of such Stockholder’s Covered Shares, except as otherwise expressly provided herein. [Signature page follows] Exhibit 10.1

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written. GOLDEN ENTERTAINMENT, INC. By: /s/ Charles H. Protell______________________________ Name: Charles H. Protell Title: President and Chief Financial Officer [Signature page to Voting Agreement] Exhibit 10.1

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written. STOCKHOLDERS /s/ Blake L. Sartini_____________________ Blake L. Sartini /s/ Delise F. Sartini_____________________ Delise F. Sartini The Blake L. Sartini and Delise F. Sartini Family Trust By: /s/ Blake L. Sartini_______________________ Name: Blake L. Sartini Title: Co-Trustee By: /s/ Delise F. Sartini_______________________ Name: Delise F. Sartini Title: Co-Trustee /s/ Blake L. Sartini, II_____________________ Blake L. Sartini, II BLAKE LOUISE SARTINI, II Separate Property Trust By: /s/ Blake L. Sartini, II_____________________ Name: Blake L. Sartini, II Title: Trustee [Signature page to Voting Agreement] Exhibit 10.1

Schedule 1 Name Address Owned Shares* Blake L. Sartini c/o Golden Entertainment, Inc. 6595 S. Jones Blvd. Las Vegas, NV 89118 6,554,984(i) Delise F. Sartini c/o Golden Entertainment, Inc. 6595 S. Jones Blvd. Las Vegas, NV 89118 5,644,788(ii) The Blake L. Sartini and Delise F Sartini Family Trust c/o Golden Entertainment, Inc. 6595 S. Jones Blvd. Las Vegas, NV 89118 5,644,788(iii) Blake L. Sartini, II c/o Golden Entertainment, Inc. 6595 S. Jones Blvd. Las Vegas, NV 89118 374,211(iv) BLAKE LOUIS SARTINI, II Separate Property Trust c/o Golden Entertainment, Inc. 6595 S. Jones Blvd. Las Vegas, NV 89118 154,170(v) * Includes shares of Common Stock over which the Stockholder has shared voting and dispositive power. If any additional shares of Common Stock are owned by any of the Stockholders as of the date hereof, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule 1. (i) Represents the sum of (1) 216,416 shares of Common Stock held by Mr. Blake Sartini, (2) 5,644,788 shares of Common Stock held by The Blake L. Sartini and Delise F. Sartini Family Trust (the “Sartini Family Trust”), of which Mr. Blake Sartini is a co-trustee, (3) options to purchase 464,000 shares of Common Stock, and (4) an aggregate of 229,780 shares of Common Stock underlying unvested time-based restricted stock unit awards and unvested performance-based restricted stock unit awards. An aggregate of 3,026,000 shares of Common Stock held by the Sartini Family Trust has been pledged as collateral for brokerage or margin accounts for Mr. Blake Sartini. Mr. Blake Sartini shares the power to vote and dispose of all shares held by the Sartini Family Trust with his spouse, Delise F. Sartini, who is also a co-trustee of the Sartini Family Trust. (ii) Represents shares of Common Stock held by the Sartini Family Trust, of which Ms. Sartini is a co-trustee. An aggregate of 3,026,000 shares of Common Stock held by the Sartini Family Trust has been pledged by the Sartini Family Trust, as discussed above. Ms. Sartini shares the power to vote and dispose of all shares held by the Sartini Family Trust with her spouse, Blake L. Sartini, who is also a co-trustee of the Sartini Family Trust (as described above). (iii) Represents shares of Common Stock held by the Sartini Family Trust. An aggregate of 3,026,000 shares of Common Stock held by the Sartini Family Trust has been pledged by the Sartini Family Trust, as discussed above. The Sartini Family Trust shares the power to vote and dispose of all of its shares with each of Blake L. Sartini and Delise F. Sartini, the co-trustees of the Sartini Family Trust (as described above). (iv) Represents the sum of (1) 154,170 shares of Common Stock held by the BLAKE LOUIS SARTINI, II Separate Property Trust (the “Sartini II Trust”), of which Mr. Blake Sartini, II is the sole trustee, (2) options to purchase 145,000 shares of Common Stock, and (3) an aggregate of 75,041 shares of Common Stock underlying unvested time-based restricted stock unit awards and unvested performance-based restricted stock unit awards. Mr. Blake Sartini, II has the sole power to vote and dispose of all shares held by the Sartini II Trust. (v) Represents shares of Common Stock held by the Sartini II Trust. The Sartini II Trust shares the power to vote and dispose of all of its shares with Mr. Blake Sartini, II, the sole trustee of the Sartini II Trust. Exhibit 10.1

EXHIBIT A IRREVOCABLE PROXY The undersigned Stockholder of Golden Entertainment, Inc., a Minnesota corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints the Company and any designee of the Company, and each of them individually, until the Expiration Time, as the sole and exclusive attorneys-in-fact and proxies of the undersigned with full power of substitution and resubstitution, to vote and exercise all voting and related rights with respect to, and to grant a consent or approval in respect of (in each case, to the fullest extent that the undersigned is entitled to do so), all of the undersigned’s Covered Shares, upon the terms set forth therein. The undersigned’s Covered Shares are set forth on Schedule 1 to the Voting Agreement, dated as of November 6, 2025, by and among the Company and the Stockholders party thereto (the “Voting Agreement”). Subject to the terms of the Voting Agreement, any and all prior proxies heretofore given by the undersigned with respect to any of the undersigned’s Covered Shares are hereby revoked and the undersigned hereby covenants and agrees not to grant any subsequent proxies with respect to any of the undersigned’s Covered Shares during the term of the Voting Agreement. Capitalized terms used and not defined herein have the meanings assigned to them in the Voting Agreement. Subject to the terms of the Voting Agreement, the attorneys-in-fact and proxies named above or designated by the Company are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the Expiration Time to act as the undersigned’s attorney-in-fact and proxy to vote the undersigned’s Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the undersigned’s Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting: (a) in favor of any proposal to approve the MTA (or any similar proposal required to be approved in order for the Transactions to be consummated); and (b) against any Acquisition Proposal (as defined in the MTA), or any agreement, transaction or other matter that would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger (as defined in the MTA) and/or the other transactions contemplated by the MTA. The attorneys-in-fact and proxies named above or designated by the Company shall not exercise this Irrevocable Proxy with respect to any matter other than the matters described in clauses (a) and (b) above, and the undersigned may vote the Covered Shares on all other matters. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. This Irrevocable Proxy shall automatically terminate, and be of no further force or effect, as of the Expiration Time. [Signature page follows] Exhibit 10.1

Dated: [ ] [STOCKHOLDERS] By: Name: Exhibit 10.1

LIMITED GUARANTEE LIMITED GUARANTEE, dated as of November 6, 2025 (this “Limited Guarantee”), by Blake L. Sartini (“Guarantor”), in favor of Golden Entertainment, Inc., a Minnesota corporation, and any successor thereto (the “Guaranteed Party”). 1. GUARANTEE. To induce the Guaranteed Party to enter into a Master Transaction Agreement, dated as of the date hereof (as amended, modified or supplemented, from time to time, the “Agreement”; capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement) by and among Argento, LLC, a Nevada limited liability company (“OpCo Buyer”), VICI Properties Inc., a Maryland corporation (“PropCo Buyer”), VICI ROYAL MERGER SUB LLC, a Delaware limited liability company and a wholly owned subsidiary of PropCo Buyer (“PropCo Merger Sub”), and the Guaranteed Party, pursuant to which, among other things, subject to the terms and conditions set forth therein, OpCo Buyer will acquire 100% of the equity interest of New OpCo (the “OpCo Sale”), Guarantor, intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party the due, punctual and complete observance, performance and discharge of the obligation of OpCo Buyer to pay the OpCo Buyer Termination Fee to the Guaranteed Party in accordance with Section 10.3(c) of the Agreement, if, as and when due and subject to the limitations set forth in the Agreement (the “Payment Obligations”). In no event shall Guarantor’s aggregate liability under this Limited Guarantee exceed an amount equal to $10,000,000 (the “Cap”). The Guaranteed Party hereby agrees, on behalf of itself and the holders of equity interests in the Guaranteed Party, that in no event shall Guarantor be required to pay any amounts to any one or more Persons under, in respect of, or in connection with this Limited Guarantee, in the aggregate, more than the Cap and that Guarantor shall not have any obligation or liability to any Person relating to, arising out of or in connection with, this Limited Guarantee or the Agreement other than as expressly set forth herein. All payments hereunder shall be made in lawful money of the United States in immediately available funds. Subject to the terms and conditions of this Limited Guarantee, including, without limitation, the Cap, Guarantor unconditionally and irrevocably promises and undertakes to make all payments required hereunder free and clear of any deduction, offset, claim or counterclaim of any kind (other than defenses and claims that are available to OpCo Buyer under the Agreement, except for defenses (A) raised by OpCo Buyer and rejected in a final non-appealable judgement, (b) arising out of (i) the bankruptcy, insolvency, dissolution or liquidation of OpCo Buyer, (ii) the legal power or authority of OpCo Buyer or the Guarantor to enter into the Agreement or this Guaranty, as applicable, and perform its obligation thereunder, or (iii) the lack of enforceability of the obligation of OpCo Buyer or the Guarantor under the Agreement or this Guaranty, as applicable). If OpCo Buyer fails to promptly discharge its Payment Obligations when due, the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, and so long as OpCo Buyer has failed to perform any of its Payment Obligations, take any and all actions available hereunder or under applicable Law to enforce Guarantor’s obligations hereunder in respect of such Payment Obligations, subject to the terms and conditions of this Limited Guarantee, including, without limitation, the Cap. In furtherance of and notwithstanding the foregoing or anything contained to the contrary herein, Guarantor acknowledges that, if the Payment Obligations are due pursuant to the Agreement, the Guaranteed Party may, in its sole discretion, bring and prosecute a separate Proceeding or Proceedings against Guarantor for the full amount of Guarantor’s liabilities hereunder in respect of the Payment Obligations (subject to the terms and conditions of this Limited Guarantee, including, without limitation, the Cap), regardless of whether action is brought against OpCo Buyer or whether OpCo Buyer is joined in any such Proceeding or Proceedings. Guarantor acknowledges and agrees that nothing herein limits the rights and remedies of the Guaranteed Party specified in the Agreement (provided that payment of the Payment Obligations hereunder will offset the rights of the Guaranteed Party to collect such amounts under the Agreement). If (A) the Guaranteed Party asserts in any Proceeding before a court of competent jurisdiction that OpCo Buyer or Guarantor has failed to pay an amount that is due and payable under this Limited Guarantee or (B) if OpCo Buyer or Guarantor asserts in any Proceeding before a court of competent jurisdiction that this Limited Guarantee is Exhibit 10.2 illegal, invalid or unenforceable, and there is a final non-appealable resolution of such Proceeding in which the Guaranteed Party is the prevailing party, Guarantor irrevocably and unconditionally agrees to promptly pay on demand all reasonable and documented fees, expenses and enforcement costs (including reasonable and documented fees of outside legal counsel) incurred by the Guaranteed Party in connection with such Proceeding (but, for the avoidance of doubt, not including any such fees and expenses incurred by the Guaranteed Party in connection with any determination as to whether such amount has become due and payable under the Agreement) fees, expenses and enforcement costs shall be added to the Cap. 2. NATURE OF GUARANTEE. Subject to the express terms and conditions of this Limited Guarantee, Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Agreement that may be agreed to by OpCo Buyer, including any change in corporate existence, structure or ownership of OpCo Buyer. Without limiting the foregoing, the Guaranteed Party shall not be obligated to file any claim relating to the Payment Obligations in the event that OpCo Buyer becomes subject to a bankruptcy, reorganization or similar Proceeding, and any failure or delay of the Guaranteed Party to so file shall not affect Guarantor’s obligations hereunder. In the event that any payment hereunder is rescinded or must otherwise be returned for any reason whatsoever (other than as set forth in the last sentence of Section 8), Guarantor shall remain irrevocably and unconditionally liable hereunder as if such payment had not been made. This Limited Guarantee is an unconditional, irrevocable and continuing guarantee of payment of the Payment Obligations and not of collection, and the Guaranteed Party shall not be required to proceed against OpCo Buyer first before proceeding against Guarantor hereunder. 3. CHANGES IN OBLIGATIONS, CERTAIN WAIVERS. Guarantor irrevocably and unconditionally agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of Guarantor, extend the time of payment of any of the Payment Obligations, and may also make any agreement with OpCo Buyer for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, without in any way impairing or affecting Guarantor’s obligations under this Limited Guarantee or affecting the validity or enforceability of this Limited Guarantee. Guarantor agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) any action or inaction on the part of the Guaranteed Party, including the failure or delay on the part of the Guaranteed Party in asserting any claim or demand, or to enforce any right or remedy, against OpCo Buyer; (b) any change in the time, place or manner of payment of any of the Payment Obligations, or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Agreement made in accordance with the terms thereof or any agreement evidencing, securing or otherwise executed in connection with any of the Payment Obligations; (c) the addition, substitution or release of any entity or other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (d) any change in the legal existence, structure or ownership of OpCo Buyer or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (e) any insolvency, bankruptcy, reorganization, natural disaster, act of God, widespread disease outbreak or other similar event, Proceeding or action affecting OpCo Buyer, Guarantor or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement; (f) the existence of any claim, set-off or other right which Guarantor may have at any time against OpCo Buyer or the Guaranteed Party, whether in connection with the Payment Obligations or otherwise; (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Payment Obligations; (h) the value, genuineness, validity, regularity, illegality or enforceability of the Agreement in accordance with its terms (other than in the case of fraud or willful misconduct by the Guaranteed Party); or (i) any other act or omission that may or might in any manner or to any extent vary the risk of Guarantor or otherwise operate as a discharge of Guarantor as a matter of law or equity (other than payment of the Payment Obligations); provided that this sentence is subject to the last sentence of this Section 3. To the fullest extent permitted by Law, Guarantor hereby expressly and irrevocably waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Guaranteed Party. Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Payment Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Payment Obligations incurred and all other notices of any kind (in each case, other than notices required to be made to OpCo Buyer pursuant to the Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium Exhibit 10.2

Law or other similar Law now or hereafter in effect or any right to require the marshaling of assets of OpCo Buyer or any other Person now or hereafter liable with respect to the Payment Obligations or otherwise interested in the transactions contemplated by the Agreement. Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Agreement and that the waivers set forth in this Limited Guarantee are knowingly made in contemplation of such benefits. Guarantor hereby covenants and agrees that it shall not assert as a defense in any proceeding to enforce this Limited Guarantee, and shall cause its Affiliates not to assert as a defense in any such proceeding, that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms. Guarantor hereby agrees not to assert and, to the fullest extent permitted by law, irrevocably waives any rights that it may now have or hereafter acquire against OpCo Buyer that arise from the existence, payment, performance, or enforcement of Guarantor’s obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against OpCo Buyer, whether or not such claim, remedy or right arises in equity or under contract, statute or common Law, including, without limitation, the right to take or receive from OpCo Buyer, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all Payment Obligations payable by Guarantor under this Limited Guarantee shall have been paid in full in immediately available funds. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full of all Payment Obligations payable under this this Limited Guarantee, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of Guarantor and shall forthwith be promptly paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable by Guarantor under this Limited Guarantee. Subject to the other terms herein, the Guaranteed Party hereby agrees that Guarantor shall have all defenses to the payment of the Payment Obligations that would be available to OpCo Buyer under the Agreement, as well as any defenses in respect of any fraud or willful misconduct of the Guaranteed Party, except for any defenses affirmatively waived herein. The Guaranteed Party hereby agrees that any failure by the Guaranteed Party to comply with the terms of the Agreement, including, without limitation, any breach by the Guaranteed Party of any representation, warranty or covenant contained therein or in any of the agreements, certificates and other documents required to be delivered by the Guaranteed Party pursuant to the terms of the Agreement (whether such breach results from fraud, willful misconduct or otherwise), in each case, that would cause any of OpCo Buyer’s conditions to Closing not to be satisfied or otherwise relieve OpCo Buyer of its obligations under the Agreement, shall likewise automatically and without any further action on the part of any Person relieve Guarantor of its obligations under this Limited Guaranty. 4. NO WAIVER; CUMULATIVE RIGHTS. No failure on the part of Guarantor or the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Guarantor or the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Subject to the limitations in this Limited Guarantee, each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Opco Buyer or any other Person now or hereafter liable for any Payment Obligations or interested in the transactions contemplated by the Agreement prior to proceeding against Guarantor hereunder. 5. REPRESENTATIONS AND WARRANTIES. (a) Guarantor hereby represents and warrants that, other than as individually or in the aggregate would not reasonably be expected to prevent it from performing its obligations under this Limited Guarantee: (i) Guarantor has legal capacity to enter into and perform its obligations under this Limited Guarantee; (ii) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by Guarantor have been Exhibit 10.2 obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Limited Guarantee; (iii) assuming due execution and delivery by the Guaranteed Party, this Limited Guarantee constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at law); and (iv) Guarantor has the financial capacity (after taking into account rights of Guarantor to obtain funds pursuant to commitments under its contracts) to pay and perform its obligations under this Limited Guarantee, and Guarantor shall maintain such financial capacity for so long as this Limited Guarantee shall remain in effect in accordance with Section 8. (b) The Guaranteed Party hereby represents and warrants that other than as individually or in the aggregate would not reasonably be expected to prevent it from performing its obligations under this Limited Guarantee: (i) it is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization; (ii) it has all requisite corporate, limited partnership or other power and authority to execute, deliver and perform this Limited Guarantee and the execution, delivery and performance of this Limited Guarantee have been duly authorized by all necessary action and do not contravene any provision of the Guaranteed Party’s charter, partnership agreement, operating agreement or similar organizational documents, any Law or contractual restriction binding on the Guaranteed Party or its assets; (iii) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Limited Guarantee by the Guaranteed Party have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Limited Guarantee; and (iv) assuming due execution and delivery by Guarantor, this Limited Guarantee constitutes a valid and binding obligation of the Guaranteed Party enforceable against the Guaranteed Party in accordance with its terms, subject to (A) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (B) general equitable principles (whether considered in a proceeding in equity or at law). 6. NO ASSIGNMENT. Neither Guarantor nor the Guaranteed Party may assign or delegate their rights, interests or obligations hereunder (by operation of law or otherwise) to any other Person without the prior written consent of the other party hereto; provided, however, the Guaranteed Party may assign, transfer or delegate its rights, interests or obligations hereunder to any successor thereof or any Affiliate, in each case, including in connection with the Pre-Closing Restructuring; and provided, further, Guarantor may assign, transfer or delegate its rights, interests or obligations hereunder to one or more of its Affiliates, it being understood, in each case, that any such assignment shall not, in any event, relieve the Guaranteed Party or Guarantor, as applicable, of any of its obligations under this Limited Guarantee. Any purported assignment of this Limited Guarantee in contravention of this Section 6 shall be null and void. 7. NOTICES. All notices and other communications hereunder shall be in writing in the English language and shall be given in the manner set forth in the Agreement; provided that notices and other communications hereunder to Guarantor shall be sent (in the manner set forth in the Agreement) to the address set forth below or as Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Agreement: 6595 S. Jones Boulevard Las Vegas, Nevada Attention: President Email: [***] in each case, with a copy (which shall not constitute notice) to: Exhibit 10.2

Latham & Watkins LLP 10250 Constellation Blvd., Suite 1100 Los Angeles, CA 90067 Attention: Steven B. Stokdyk; Brian P. Duff Email: steven.stokdyk@lw.com; brian.duff@lw.com 8. CONTINUING GUARANTEE. Subject to this Section 8 and the last sentence of Section 3, this Limited Guarantee may not be revoked or terminated and shall remain in full force and effect and shall be binding on Guarantor, its successors and assigns until all amounts payable by Guarantor under this Limited Guarantee (subject to the terms and conditions of this Limited Guarantee, including without limitation, the Cap) with respect to the Payment Obligations have been paid indefeasibly in full. Notwithstanding anything to the contrary in this Limited Guarantee, this Limited Guarantee shall terminate and Guarantor shall have no further obligations under this Limited Guarantee as of the earliest of (i) the Closing Date, if any only if, the OpCo Sale is consummated, (ii) the effective date of any termination of the Agreement on which (A) there are no further outstanding Payment Obligations or (B) Guarantor has made payments in respect of obligations under this Limited Guarantee that, in the aggregate, equal or exceed the Cap, (iii) the termination of the Agreement other than pursuant to Section 10.1(j) thereof, and (iv) the date that is 90 days after the valid termination of the Agreement pursuant to Section 10.1(j) thereof unless, in the case of this clause (iv), the Guaranteed Party has provided written notice to Guarantor pursuant to Section 7 asserting a claim by the Guaranteed Party for payment of the Payment Obligation prior to such date, in which case the relevant termination date shall be the date that such claim is finally satisfied or otherwise resolved by agreement of the parties hereto or a final, non-appealable judgment of a Governmental Entity of competent jurisdiction; provided that such claim shall set forth in reasonable detail the basis for such claim and the Guarantor shall not be required to pay any claim not submitted on or before the date that is three months after the termination of the Agreement. Notwithstanding anything to the contrary in this Agreement, in the event that the Guaranteed Party asserts in any litigation or other Proceeding (I) that one or more of the provisions of this Limited Guarantee, including any of the provisions of Section 1 limiting Guarantor’s liability to money damages no greater than the Cap and the provisions of this Section 8 or Section 9, are illegal, invalid or unenforceable in whole or in part, or that Guarantor is liable for Payment Obligations or other amounts under this Limited Guarantee that, in the aggregate, exceed the Cap (all such claims or assertions described in this clause (I), “Expressly Prohibited Claims”), or (II) any claim or theory of liability against Guarantor, OpCo Buyer or any Non-Recourse Party with respect to this Limited Guarantee, the Agreement, any other agreements and documents entered into in connection therewith, or the transactions contemplated hereby or thereby, other than, in the case of this clause (II), a claim against (x) OpCo Buyer, Guarantor or their respective Affiliates under any confidentiality agreement with the Guaranteed Party or one of its Affiliates (the “Confidentiality Agreement”), for breach thereof, (y) Guarantor or any of its successors or assigns under this Limited Guarantee, including for specific performance of the obligations hereunder (as limited by the provisions of this Limited Guarantee, including, without limitation, Section 1), which does not include any Expressly Prohibited Claim, or (z) OpCo Buyer under the Agreement and the other agreements and documents entered into in connection with the transactions contemplated hereby or thereby, including for specific performance of OpCo Buyers obligation’s thereunder (each of the following clauses (x) through (z), a “Retained Claim”), then (A) the obligations of Guarantor under this Limited Guarantee shall terminate ab initio and be null and void, (B) if Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover such payments, and (C) neither Guarantor nor any Non-Recourse Party shall have any liability to the Guaranteed Party or any of its Affiliates with respect to the transactions contemplated by the Agreement or under this Limited Guarantee. 9. NO RECOURSE. The Guaranteed Party acknowledges that the sole assets of OpCo Buyer is the Debt Commitment Letter, and that no additional funds are expected to be contributed to OpCo Buyer except in connection with the Closing. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith or otherwise, and notwithstanding the fact that Guarantor may be a partnership, by its acceptance of the benefits of this Limited Guarantee, except for Retained Claims, the Guaranteed Party acknowledges and agrees that no Person other than Guarantor and the Guaranteed Party has any obligations hereunder and that no recourse shall be had hereunder or under the Agreement or any document or instrument delivered in connection herewith or therewith, or for any claim based on, in respect of, or by reason of, such obligations on their creation, against, and no personal liability shall attach to, (i) the former, current and future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers, Exhibit 10.2 general or limited partners, representatives or successors or assignees of Guarantor or OpCo Buyer or (ii) any former, current or future equity holder, controlling person, director, officer, employee, agent, Affiliate, member, manager, general or limited partner, representative or successor or assignee of any of the foregoing, but not including Guarantor or OpCo Buyer or and any of their respective successors or assigns (such parties (excluding, for the avoidance of doubt, Guarantor and OpCo Buyer), each a “Non-Recourse Party”, and collectively the “Non- Recourse Parties”), through OpCo Buyer or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of the Guaranteed Party against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for the Guaranteed Party’s rights against OpCo Buyer, Guarantor or its Affiliates under the Confidentiality Agreement. The Retained Claims shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, this Limited Guarantee, the Agreement or the transactions contemplated thereby or in respect of any oral representations made or alleged to be made in connection therewith. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person (including any Person acting in a representative capacity) any rights or remedies against any Person (including any Non-Recourse Party) other than rights or remedies against Guarantor and the Guaranteed Party as expressly set forth herein. Without limiting the foregoing in this Section 9, the Guaranteed Party hereby covenants and agrees that it shall not institute and shall make adequate provision such that its respective successors and assigns shall not, institute, directly or indirectly, any Proceeding or bring any other claim arising under, or in connection with, (a) this Limited Guarantee asserting one or more Expressly Prohibited Claims, or (b) this Limited Guarantee, the Agreement, any other agreements and documents entered into in connection therewith, or the transactions contemplated hereby or thereby, against Guarantor or any of the Non-Recourse Parties, except for Retained Claims. The Guaranteed Party acknowledges that Guarantor is agreeing to enter into this Limited Guarantee in reliance on the provisions set forth in this Section 9. This Section 9 shall survive the termination of this Limited Guarantee. 10. GOVERNING LAW; JURISDICTION. THIS LIMITED GUARANTEE AND ALL DISPUTES, CLAIMS, CAUSES OF ACTION AND CONTROVERSIES ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. Each party to this Limited Guarantee irrevocably submits to the exclusive jurisdiction of (a) the United States District Court for the Southern District of New York or (b) if the United States District Court for the Southern District of New York does not have (and accept) jurisdiction over any Proceeding, any New York state court sitting in the County, City and State of New York or (c) in each case, any appellate case therefrom (collectively, the “Chosen Courts”) in any Proceeding arising out of or relating to this Limited Guarantee, and hereby irrevocably agrees that all claims in respect of such Proceeding may be heard and determined in such Chosen Courts, and that it will not bring or support any such Proceeding other than in the Chosen Courts; provided, however, that to the extent permitted by Law, any final and unappealable judgment against any of them in any Proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. Each party to this Limited Guarantee hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense, counterclaim, or otherwise, in any Proceeding with respect to this Limited Guarantee (i) that the suit, action or Proceeding (x) is brought in an inconvenient forum to the maintenance of such Proceeding, (y) the venue of such suit, action or Proceeding is improper or (z) this Limited Guarantee, or the subject matter hereof, may not be enforced in or by such courts, (ii) that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 10, or (iii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment Exhibit 10.2 or otherwise). 11. WAIVER OF JURY TRIAL. EACH PARTY TO THIS LIMITED GUARANTEE WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LIMITED GUARANTEE, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS LIMITED GUARANTEE SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS LIMITED GUARANTEE OR ANY RELATED INSTRUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS LIMITED GUARANTEE CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 11. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 11 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. 12. CONFIDENTIALITY. This Limited Guarantee shall be treated as confidential by the Guaranteed Party and the Guaranteed Party shall not, and shall cause its Affiliates and its and their Representatives not to disclose, use circulate, quote or otherwise refer to in any document (other than the Agreement and Debt Commitment Letters) this Limited Guarantee, except with the prior written consent of Guarantor; provided, however, that each of the Guaranteed Party and Guarantor may disclose this Limited Guarantee (i) to its Affiliates and Representatives who need to know the terms of this Limited Guarantee, and to PropCo Buyer and its Affiliates and Representatives who need to know the terms of this Limited Guarantee, in each case, in connection with the negotiation or furtherance of the transactions contemplated by the Agreement, (ii) to the extent required by Law or the applicable rules of any national securities exchange, or in connection with any securities regulatory agency filings relating to the transactions contemplated by the Agreement (provided, further, that the disclosing party shall provide the other party with prompt written notice, to the extent legally permitted and practicable, of any such requirement so that the other party can seek a protective order or other appropriate remedy), and (iii) in connection with any litigation to enforce the terms of this Limited Guarantee; and provided, further, that Guarantor may disclose this Limited Guaranty to the Debt Financing Sources that have been directed to treat this Limited Guaranty as confidential. 13. MISCELLANEOUS. (a) This Limited Guarantee and the Agreement constitute the entire agreement with respect to the subject matter hereof and supersede any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Guarantor or any of its Affiliates, on the one hand, and the Guaranteed Party or any of its Affiliates, on the other hand. No modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and Guarantor in writing. Except (x) for the provisions of Section 9, which are intended for the benefit of and enforceable by the Non-Recourse Parties and (y) to the extent any other rights are assigned in accordance with Section 6, (i) this Limited Guarantee is for the sole benefit of Guarantor and the Guaranteed Party, and may be enforced solely by the Guarantor and the Guaranteed Party; and (ii) nothing in this Limited Guarantee is intended to, or shall, confer upon any person (other than Guarantor or the Guaranteed Party) any legal or equitable right, benefit or remedy whatsoever. (b) Any term or provision of this Limited Guarantee that is invalid or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that this Limited Guarantee may not be enforced without giving effect to the limitation of the amount payable hereunder to the Cap provided in Section 1 (subject to the last paragraph of Section 1) and to the provisions of Sections 8 and 9. Exhibit 10.2

(c) This Limited Guarantee may be executed in one or more counterparts (including by facsimile or electronic transmission), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. (d) The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Limited Guarantee. (e) All parties acknowledge that each party and its counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee. [Remainder of page intentionally left blank] Exhibit 10.2

IN WITNESS WHEREOF, Guarantor has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized. By: /s/ Blake L. Sartini Name: Blake L. Sartini [Guarantee Signature Page - Guarantor] Exhibit 10.2

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized. GOLDEN ENTERTAINMENT, INC. By: /s/ Charles H. Protell Name: Charles H. Protell Title: President and Chief Financial Officer [Guarantee Signature Page - Guaranteed Party] Exhibit 10.2